As filed with the Securities and Exchange Commission on April 28, 2000

                                                       Registration Nos. 33-5033
                                                                        811-4642
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM N-1A


REGISTRATION STATEMENT UNDER  THE SECURITIES ACT OF 1933
       PRE-EFFECTIVE AMENDMENT NO.                                           [ ]
       POST-EFFECTIVE AMENDMENT NO. 30                                       [X]

                                     AND/OR


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
       AMENDMENT NO. 33                                                      [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                                ----------------

                          THE PHOENIX EDGE SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                ----------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                        C/O VARIABLE PRODUCTS OPERATIONS
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                                  800/447-4312
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                ----------------

                                    COPY TO:

                               EDWIN L. KERR, ESQ.
                          C/O PHOENIX HOME LIFE MUTUAL
                                INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056


                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ----------------


        It is proposed that this filing will become effective (check appropriate box):

        [ ] Immediately upon filing pursuant to paragraph (b)
        [X] On May 1, 2000 pursuant to paragraph (b), or
        [ ] 60 days after filing pursuant to paragraph (a)(i)
        [ ] On ( ) pursuant to paragraph (a)(i)
        [ ] 75 days after filing pursuant to paragraph (a)(ii)
        [ ] On December 20, 1999 pursuant to paragraph (a)(ii) of Rule 485 If appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                          THE PHOENIX EDGE SERIES FUND

                              CROSS-REFERENCE SHEET

                   SHOWING LOCATION IN PROSPECTUS (PART A) AND
                  STATEMENT OF ADDITIONAL INFORMATION (PART B)

                      OF INFORMATION REQUIRED BY FORM N-1A
                             PURSUANT TO RULE 495(A)

                                                               PART A

                         FORM N-1A ITEM                                               PROSPECTUS CAPTION
                         --------------                                               ------------------

1.   Cover Page.................................................        Cover Page

2.   Synopsis...................................................        Introduction

3.   Condensed Financial Information............................        Financial Highlights

4.   General Description of Registrant..........................        Introduction; Investment Objectives and Policies; Other
                                                                        Special Investment Methods; The Fund and Its Management

5.   Management of the Fund.....................................        The Fund and Its Management; Custodian, Transfer Agent
                                                                        and Dividend Paying Agent

6.   Capital Stock and Other Securities.........................        The Fund and Its Management; Shares of Beneficial Interest;
                                                                        Dividends and Distributions; Taxes

7.   Purchase of Securities Being Offered.......................        Purchase of Shares; Net Asset Value; Redemption of Shares

8.   Redemption or Repurchase...................................        Purchase of Shares; Net Asset Value; Redemption of Shares

9.   Pending Legal Proceedings..................................        Not Applicable


                                                               PART B

                        FORM N-1A ITEM                                      STATEMENT OF ADDITIONAL INFORMATION CAPTION
                        --------------                                      -------------------------------------------

10.  Cover Page.................................................        Cover Page

11.  Table of Contents..........................................        Table of Contents

12.  General Information and History............................        The Phoenix Edge Series Fund; Investing in the Fund

13.  Investment Objectives and Policies.........................        Investment Policies; Investment Restrictions;
                                                                        Portfolio Turnover

14.  Management of the Fund.....................................        Management of the Fund

15.  Control Persons and Principal Holders of Securities........        Management of the Fund

16.  Investment Advisory and Other Services.....................        Management of the Fund; The Investment Adviser

17.  Brokerage Allocation and Other Practices...................        Brokerage Allocation

18.  Capital Stock and Other Securities.........................        Investing in the Fund; Redemption of Shares

19.  Purchase, Redemption and Pricing of
      Securities Being Offered..................................        Determination of Net Asset Value; Investing in the Fund;
                                                                        Redemption of Shares

20.  Tax Status.................................................        Taxes

21.  Underwriters...............................................        Not Applicable

22.  Calculation of Yield Quotations of Money
     Market Funds...............................................        Money Market Series

23.  Financial Statements.......................................        Financial Statements

THE PHOENIX EDGE
SERIES FUND


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[enevlope]  PHOENIX VARIABLE PRODUCTS
            MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171




PROSPECTUS                               MAY 1, 2000



    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its 21 separate series. Generally, each series operates as if it were a separate fund.

    The shares of the Fund are not directly offered to the public. You can invest in the fund only by buying a variable accumulation annuity contract or a variable universal life insurance policy offered by Phoenix Home Life Mutual Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC"), and directing the allocation of your payment(s) to the subaccount(s) corresponding to the series in which you wish to invest. The subaccounts, in turn, invest in shares of the Fund. Not all series may be offered through a particular contract or policy. The Fund also offers its shares through other Phoenix products.

    This prospectus describes each of the series and provides important information you should know before investing in any series of the Fund. You should read this prospectus carefully and keep it for future reference.

MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
  [diamond] Phoenix-Aberdeen International Series
  [diamond] Phoenix-Engemann Capital Growth Series
  [diamond] Phoenix-Engemann Nifty Fifty Series
  [diamond] Phoenix-Goodwin Money Market Series
  [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
  [diamond] Phoenix-Hollister Value Equity Series
  [diamond] Phoenix-Oakhurst Balanced Series
  [diamond] Phoenix-Oakhurst Growth and Income Series
  [diamond] Phoenix-Oakhurst Strategic Allocation Series
  [diamond] Phoenix-Seneca Mid-Cap Growth Series
  [diamond] Phoenix-Seneca Strategic Theme Series

MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
  [diamond] Phoenix-Aberdeen New Asia Series

MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
  [diamond] Phoenix-Duff & Phelps Real Estate Securities Series


MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
  [diamond] Phoenix-Bankers Trust Dow 30 Series
  [diamond] Phoenix-Federated U.S. Government Bond Series
  [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series
  [diamond] Phoenix-Janus Equity Income Series
  [diamond] Phoenix-Janus Flexible Income Series
  [diamond] Phoenix-Janus Growth Series
  [diamond] Phoenix-Morgan Stanley Focus Equity Series
  [diamond] Phoenix-Schafer Mid-Cap Value Series


    We are offering this product only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.

    These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the Commission determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                      Phoenix Edge Series Fund 1

                                TABLE OF CONTENTS


Heading                                                     Page
----------------------------------------------------------------

PHOENIX-ABERDEEN INTERNATIONAL SERIES.....................    3
 Investment Risk and Return Summary ......................    3
 Series' Expenses ........................................    4
 Financial Highlights.....................................    4
PHOENIX-ABERDEEN NEW ASIA SERIES .........................    5
 Investment Risk and Return Summary ......................    5
 Series' Expenses ........................................    6
 Financial Highlights.....................................    7
PHOENIX-BANKERS TRUST DOW 30 SERIES.......................    8
 Investment Risk and Return Summary ......................    8
 Series' Expenses ........................................    8
 Financial Highlights.....................................    9
PHOENIX-DUFF & PHELPS REAL ESTATE
 SECURITIES SERIES .......................................   10
 Investment Risk and Return Summary ......................   10
 Series' Expenses.........................................   11
 Financial Highlights.....................................   11
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES ...................   12
 Investment Risk and Return Summary ......................   12
 Series' Expenses.........................................   13
 Financial Highlights.....................................   14
PHOENIX-ENGEMANN NIFTY FIFTY SERIES.......................   15
 Investment Risk and Return Summary ......................   15
 Series' Expenses ........................................   15
 Financial Highlights.....................................   16
PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES.............   17
 Investment Risk and Return Summary ......................   17
 Series' Expenses ........................................   17
 Financial Highlights.....................................   18
PHOENIX-GOODWIN MONEY MARKET SERIES ......................   19
 Investment Risk and Return Summary ......................   19
 Series' Expenses ........................................   20
 Financial Highlights.....................................   21
PHOENIX-GOODWIN MULTI-SECTOR FIXED
 INCOME SERIES............................................   22
 Investment Risk and Return Summary ......................   22
 Series' Expenses ........................................   23
 Financial Highlights.....................................   24
PHOENIX-HOLLISTER VALUE EQUITY SERIES ....................   25
 Investment Risk and Return Summary ......................   25
 Series' Expenses ........................................   26
 Financial Highlights.....................................   27
PHOENIX-J.P. MORGAN RESEARCH ENHANCED
 INDEX SERIES.............................................   28
 Investment Risk and Return Summary ......................   28
 Series' Expenses ........................................   28
 Financial Highlights.....................................   29
PHOENIX-JANUS EQUITY INCOME SERIES........................   30
 Investment Risk and Return Summary ......................   30
 Series' Expenses ........................................   30
 Financial Highlights.....................................   31
PHOENIX-JANUS FLEXIBLE INCOME SERIES......................   32
 Investment Risk and Return Summary ......................   32
 Series' Expenses ........................................   32
 Financial Highlights.....................................   33
PHOENIX-JANUS GROWTH SERIES...............................   34
 Investment Risk and Return Summary ......................   34
 Series' Expenses ........................................   34
 Financial Highlights.....................................   35
PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES................   36
 Investment Risk and Return Summary ......................   36
 Series' Expenses ........................................   36
 Financial Highlights.....................................   37
PHOENIX-OAKHURST BALANCED SERIES..........................   38
 Investment Risk and Return Summary ......................   38
 Series' Expenses ........................................   39
 Financial Highlights.....................................   40
PHOENIX-OAKHURST GROWTH AND INCOME SERIES.................   41
 Investment Risk and Return Summary ......................   41
 Series' Expenses ........................................   42
 Financial Highlights.....................................   43
PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES..............   44
 Investment Risk and Return Summary ......................   44
 Series' Expenses ........................................   45
 Financial Highlights.....................................   46
PHOENIX-SCHAFER MID-CAP VALUE SERIES .....................   47
 Investment Risk and Return Summary ......................   47
 Series' Expenses ........................................   47
 Financial Highlights.....................................   48
PHOENIX-SENECA MID-CAP GROWTH SERIES .....................   49
 Investment Risk and Return Summary ......................   49
 Series' Expenses ........................................   50
 Financial Highlights.....................................   51
PHOENIX-SENECA STRATEGIC THEME SERIES.....................   52
 Investment Risk and Return Summary ......................   52
 Series' Expenses ........................................   53
 Financial Highlights.....................................   54
ADDITIONAL DISCUSSION OF EACH SERIES' INVESTMENT
 STRATEGIES AND MANAGEMENT................................   55
 Phoenix-Aberdeen International Series....................   55
 Phoenix-Aberdeen New Asia Series.........................   57
 Phoenix-Bankers Trust Dow 30 Series......................   59
 Phoenix-Duff & Phelps Real Estate Securities Series......   61
 Phoenix-Engemann Capital Growth Series...................   63
 Phoenix-Engemann Nifty Fifty Series......................   66
 Phoenix-Federated U.S. Government Bond Series............   67
 Phoenix-Goodwin Money Market Series......................   69
 Phoenix-Goodwin Multi-Sector Fixed Income Series.........   70
 Phoenix-Hollister Value Equity Series....................   73
 Phoenix-J.P. Morgan Research Enhanced
  Index Series............................................   76
 Phoenix-Janus Equity Income Series.......................   77
 Phoenix-Janus Flexible Income Series.....................   80
 Phoenix-Janus Growth Series..............................   82
 Phoenix-Morgan Stanley Focus Equity Series...............   85
 Phoenix-Oakhurst Balanced Series.........................   87
 Phoenix-Oakhurst Growth and Income Series................   89
 Phoenix-Oakhurst Strategic Allocation Series.............   92
 Phoenix-Schafer Mid-Cap Value Series.....................   94
 Phoenix-Seneca Mid-Cap Growth Series.....................   96
 Phoenix-Seneca Strategic Theme Series....................   99
INVESTMENT RESTRICTIONS...................................  101
PORTFOLIO TURNOVER........................................  102
THE FUND AND ITS MANAGEMENT...............................  102
SHARES OF BENEFICIAL INTEREST.............................  102
NET ASSET VALUE...........................................  103
TAXES.....................................................  103
APPENDIX..................................................  104


2 Phoenix Edge Series Fund

PHOENIX-ABERDEEN INTERNATIONAL SERIES
-------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    Phoenix-Aberdeen International Series has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

 [diamond] The advisor will invest primarily in corporate stock of established non-U.S. companies believed to have potential for capital growth, income or both. Under normal circumstances, the series will invest at least 80% of its total assets in non-U.S. issuers located in not less than 3 countries.

 [diamond] The series may invest any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the advisor will analyze the international equity and fixed income markets and assess the degree of risk and level of return that can be expected from each market.

 [diamond] The series may invest in convertible securities, preferred stock, bonds, notes and other debt instruments of companies and obligations of domestic or foreign governments.

 [diamond] The series may invest up to 10% of its total assets in below investment grade bonds, or so-called "junk bonds."

 [diamond] The series may engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and engage in "securities lending."

 [diamond] The series may invest in small companies as well as large companies.

 [diamond] The series may invest in companies in foreign countries with "emerging markets."

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to have potential for capital growth or income or both. Most of the series' investments will be in common stocks and other equity investments. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. Increases in interest rates affecting the global economy, particular industries or specific companies can cause fixed income investments that the series may own to decline in value. This, too, can cause your share value to decrease.

    Unlike many other funds, this series may make significant investments in companies in foreign countries and in foreign governments, including some "emerging market" countries (those with markets that are not fully developed). Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

    This series also may invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.


PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Aberdeen International Series. The bar chart shows changes in the series' performance from year to year over the life of the series.1 The table shows how the series' average annual returns for 1 and 5 years and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


PHOENIX-ABERDEEN INTERNATIONAL SERIES
[GRAPHIC OMITTED]


    CALENDAR YEAR       ANNUAL RETURN (%)
        1991                 19.67
        1992                -12.81
        1993                 38.44
        1994                  0.03
        1995                  9.59
        1996                 18.65
        1997                 12.04
        1998                 27.92
        1999                 29.49

1 The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.89% (quarter ended March 1998) and the lowest return for a quarter was -16.67% (quarter ended September 1998).


                                         Phoenix-Aberdeen International Series 3

---------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD           ONE         FIVE        LIFE OF
  ENDED 12/31/99)           YEAR        YEARS     THE SERIES(1)
---------------------------------------------------------------
  Phoenix-Aberdeen
  International Series     29.49%      19.27%       12.79%
---------------------------------------------------------------
  MSCI EAFE Index(2)       27.30%      13.15%       10.14%
---------------------------------------------------------------

1 Since May 1, 1990.

2 The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance, which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE Index is an aggregate of 19 individual country indexes in Europe, Australasia, New Zealand and the Far East.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)


Management Fees                                          0.75%

Distribution and Service (12b-1) Fees                     None

Other Expenses                                           0.26%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES                  1.01%
                                                         =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Aberdeen
  International Series   $103      $322      $558     $1,236
---------------------------------------------------------------


FINANCIAL HIGHLIGHTS


    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.


                                                                                     Year Ended December 31,
                                                              ---------------------------------------------------------------------
                                                                   1999          1998           1997          1996         1995
                                                                   ----          ----           ----          ----         ----
Net asset value, beginning of period........................      $15.46        $14.53         $14.52        $12.70       $11.85
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................        0.23          0.12(1)        0.12(1)       0.11(1)      0.12(1)
  Net realized and unrealized gain (loss)...................        4.13          3.94           1.61          2.25         1.02
                                                                   -----         -----          -----         -----        -----
    TOTAL FROM INVESTMENT OPERATIONS........................        4.36          4.06           1.73          2.36         1.14
                                                                   -----         -----          -----         -----        -----
LESS DISTRIBUTIONS:
  Dividends from net investment income......................       (0.25)           --          (0.22)        (0.19)       (0.04)
  Dividends from net realized gains.........................       (2.24)        (3.13)         (1.50)        (0.33)       (0.25)
  In excess of net investment income........................       (0.14)           --            --          (0.02)         --
                                                                   -----           ---           ---          -----         ---
    TOTAL DISTRIBUTIONS.....................................       (2.63)        (3.13)         (1.72)        (0.54)       (0.29)
                                                                   -----         -----          -----         -----        -----
CHANGE IN NET ASSET VALUE...................................        1.73          0.93           0.01          1.82         0.85
                                                                   -----         -----          -----         -----        -----
NET ASSET VALUE, END OF PERIOD..............................      $17.19        $15.46         $14.53        $14.52       $12.70
                                                                  ======        ======         ======        ======       ======
Total Return................................................       29.49%        27.92%         12.04%        18.65%        9.59%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).....................    $298,973      $241,915       $194,108      $172,668      $134,455
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................        1.01%         0.98%         1.01%          1.04%        1.07%
  Net investment income.....................................        0.81%         0.72%         0.72%          0.80%        0.95%
Portfolio turnover rate.....................................          79%           93%          184%           142%         249%

1 Computed using average shares outstanding.



4 Phoenix-Aberdeen International Series

PHOENIX-ABERDEEN NEW ASIA SERIES
---------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    Phoenix-Aberdeen New Asia Series has an objective of long-term capital appreciation from a diversified portfolio invested primarily in equity securities of issuers located in at least 3 different countries located in Asia, other than Japan. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
 [diamond] Under normal circumstances, the series will invest at least 65% of its total assets in common stocks, preferred stocks and convertible securities of issuers organized and principally operating in Asia, excluding Japan.

 [diamond] The advisor will seek out equity securities of companies that it believes have the potential to appreciate.

 [diamond] The series will invest in countries having more established markets in region of Asian countries. The Asian countries ordinarily will consist of 3 or more of the following -

     o China                    o Hong Kong
     o India                    o Indonesia
     o South Korea              o Malaysia
     o Pakistan                 o Philippines
     o Singapore                o Sri Lanka
     o Taiwan                   o Thailand

    In determining distribution of investments among markets the advisor will consider relative-

[diamond]   prospects for growth
[diamond]   levels of inflation
[diamond]   price levels
[diamond]   government policies affecting business
[diamond]   currency stability

    The series may invest in developing and emerging market countries.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value. Most of the series' investments will be in common stocks and other equity securities. Conditions affecting the global or local economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The series may invest in companies with medium capitalizations. It also may invest in small companies as well as large companies. Investments in companies with small and medium capitalizations make the series more volatile than funds which invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may invest in below-investment grade securities (so called "junk bonds"). Below-investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities.

    The series will invest in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

    The series may invest in illiquid securities that cannot be sold quickly. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.


PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Aberdeen New Asia Series. The bar chart shows changes in the series' performance from year to year over the life of the series (see footnote 1 on following page). The table shows how the series' average annual returns for one year and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.



                                             Phoenix-Aberdeen New Asia Series 5

PHOENIX-ABERDEEN NEW ASIA SERIES
[Graphic Omitted]

    CALENDAR YEAR       ANNUAL RETURN (%)
        1997                -32.39
        1998                 -4.44
        1999                 50.96

1 The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 28.22% (quarter ended June 1999) and the lowest return for a quarter was -23.85% (quarter ended December 1997).

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED                          LIFE OF
12/31/99)                       ONE YEAR     THE SERIES(1)
--------------------------------------------------------------
  Phoenix-Aberdeen New Asia
  Series                           50.96%         -.71%
--------------------------------------------------------------
  MSCI AC Asia Pacific Ex
  Japan Index(2)                   55.23%          .88%
--------------------------------------------------------------
1 Since September 17, 1996.

2 Morgan Stanley Capital International All Country Asia Pacific (excluding
  Japan) Index is a market-value weighted average of the performance of securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin which includes net dividends reinvested. Total return figures are net of foreign withholding tax. Performance is calculated on a total return basis, as reported by Frank Russell Company.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)


Management Fees                                          1.00%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           1.39%
                                                         ------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               2.39%
                                                         =====
1 The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Aberdeen New Asia Series' operating expenses other than management fees and distribution and service fees to the extent that such expenses exceed 0.25% of the average net assets of the series. Actual total annual fund operating expenses after expense reimbursement were 1.25% for the year ended December 31, 1999.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------
                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------
  Phoenix-Aberdeen
  New Asia Series        $242       $745     $1,275    $2,726
----------------------------------------------------------------


    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.

6 Phoenix-Aberdeen New Asia Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.




                                                                                                                         FROM
                                                                                       YEAR ENDED DECEMBER 31,         INCEPTION
                                                                                       ----------------------          9/17/96 TO
                                                                                  1999          1998         1997       12/31/96
                                                                                  ----          ----         ----       --------
Net asset value, beginning of period..........................................   $ 6.13        $ 6.44       $ 9.96      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)................................................     0.11(4)       0.13(4)      0.15        0.05
  Net realized and unrealized gain (loss).....................................     3.00         (0.41)       (3.36)      (0.04)
                                                                                  -----         -----        -----       -----
    TOTAL FROM INVESTMENT OPERATIONS..........................................     3.11         (0.28)       (3.21)       0.01
                                                                                  -----         -----        -----       -----
LESS DISTRIBUTIONS:                                                               (0.08)
  Dividends from net investment income........................................                  (0.03)       (0.15)      (0.05)
  Dividends from net realized gains...........................................       --           --         (0.01)         --
  In excess of net investment income..........................................       --           --         (0.10)         --
  Tax return of capital.......................................................       --           --         (0.05)         --
                                                                                    ---          ---         -----         ---
    TOTAL DISTRIBUTIONS.......................................................    (0.08)        (0.03)       (0.31)      (0.05)
                                                                                                -----        -----       -----
CHANGE IN NET ASSET VALUE.....................................................     3.03         (0.31)       (3.52)      (0.04)
                                                                                  -----         -----        -----       -----
NET ASSET VALUE, END OF PERIOD................................................   $ 9.16        $ 6.13       $ 6.44      $ 9.96
                                                                                 ======        ======       ======      ======
Total Return..................................................................    50.96%        (4.44)%     (32.39)%      0.16%(3)
RATIOS/SUPPLEMENTAL DATA:                                                       $17,838
  Net assets, end of period (thousands).......................................                $ 9,510      $10,017     $11,585
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1).......................................................     1.25%         1.25%        1.25%       1.25%(2)
  Net investment income.......................................................     1.49%         2.09%        1.63%       2.40%(2)
Portfolio turnover rate.......................................................       35%           46%          27%          2%(3)

1 If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.39%, 2.50%, 2.00% and 2.87% for the periods ended December 31, 1999, 1998, 1997 and
  1996, respectively.
2 Annualized.
3 Not annualized.
4 Computed using average shares outstanding.


                                             Phoenix-Aberdeen New Asia Series  7

PHOENIX-BANKERS TRUST DOW 30 SERIES
-----------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
 [diamond] The series will invest primarily in the equity securities of the 30 companies comprising the DJIA(SM) in the same proportions that they are represented in the DJIA(SM).

 [diamond] The series employs a "passively" managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the DJIA(SM).

 [diamond] The series may invest in Equity Equivalents such as stock index futures contracts and publicly-traded index securities. Such investments replicate investments in the DJIA(SM), but their use may lower transaction costs and permit improved management of cash flow.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    Unlike other series that do not attempt to track an index, the series may not use certain techniques to reduce the risk of loss. For example, the series will not keep any significant portion of its assets in cash. As a result, the series may go down in value more than an actively managed series in the event of a general market decline.

    The series' "non-diversified" status allows it to invest more than 5% of its assets in the stock of a single company. To the extent the series invests a greater percentage of its assets in a single company, the series has greater exposure to the performance and risks of the stock of that company.


PERFORMANCE TABLES
    The Phoenix-Bankers Trust Dow 30 Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.


---------------


1 The "Dow Jones" and "Dow Jones Industrial Average(SM)" are service marks of
  Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Bankers Trust Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products(s).

--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99)(1)            SERIES(2)
--------------------------------------------------------------
  Phoenix-Bankers Trust Dow 30 Series              2.52%
--------------------------------------------------------------
  Dow Jones Industrial Average(SM)(3)              2.50%
--------------------------------------------------------------
1 The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

2 Since December 15, 1999.

3 The Dow Jones Industrial Average(SM) is an unmanaged index composed of 30 stocks chosen to represent certain sectors of the American economy. You cannot invest directly in this index.

SERIES' EXPENSES

    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                          0.35%
Distribution and Service (12b-1) Fees                     None
Other Expenses(1)                                        1.40%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(2)               1.75%
                                                         =====


1 The Phoenix-Bankers Trust Dow 30 Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Bankers Trust Dow 30 Series' expenses other than management fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annualized series' operating expense reimbursements were 0.50% for the year ended December 31, 1999.
2 As a new series, other expenses and total annual series' operating expenses are estimates of the expenses that will be incurred in the series' first fiscal year without reimbursements.


8 Phoenix-Bankers Trust Dow 30 Series

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.


    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------
                                        1 YEAR      3 YEARS
------------------------------------------------------------
  Phoenix-Bankers Trust Dow 30 Series    $178        $551
------------------------------------------------------------


    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                       FROM
                                                                    INCEPTION
                                                                   12/15/99 TO
                                                                     12/31/99
                                                                   -----------
Net asset value, beginning of period...............................   $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....................................     0.01
  Net realized and unrealized gain (loss)..........................     0.24
      TOTAL FROM INVESTMENT OPERATIONS.............................     0.25
LESS DISTRIBUTIONS:
  Dividends from net investment income.............................    (0.01)
      TOTAL DISTRIBUTIONS..........................................    (0.01)
CHANGE IN NET ASSET VALUE..........................................     0.24
NET ASSET VALUE, END OF PERIOD.....................................   $10.24
Total Return.......................................................     2.52%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)............................   $5,143
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)..............................................   0.50%(1)
  Net investment income............................................     2.75%(1)
Portfolio turnover rate............................................     1.41%(2)

1 Annualized.
2 Not annualized.
3 If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 7.81% for the period ended December 31, 1999.


                                          Phoenix-Bankers Trust Dow 30 Series 9

PHOENIX-DUFF & PHELPS REAL ESTATE
SECURITIES SERIES
----------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    The Phoenix-Duff & Phelps Real Estate Securities Series has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
 [diamond] The series intends to invest at least 75% of its total assets in marketable securities of publicly-traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry.

 [diamond] The series may invest in common stock, rights or warrants to purchase common stock, preferred stock and convertible debt.

 [diamond] The series may invest up to 85% of its total assets in -

    o marketable debt securities of companies principally engaged in the real estate industry
    o   mortgage-backed securities
    o   short-term investments

 [diamond] For defensive purposes the series may invest up to 100% of its total assets in short-term investments. When this happens, the series may not achieve its investment objective.

 [diamond] The series may invest in equity or debt securities of foreign companies or governments.

 [diamond] The series may invest in repurchase agreements and engage in "securities lending."

PRINCIPAL RISKS
 [diamond] If you invest in this series you risk that you may lose your investment.

 [diamond] The series is "non-diversified"; there is no limit on the percentage of series assets that may be invested in the securities of any one issuer.

 [diamond] Value of series assets will fluctuate in response to changes in economic conditions within the real estate industry, including, among other things, possible declines in real estate values, general and local economic conditions, availability of mortgage funds and natural disasters.

 [diamond] Equity REITs may be affected by changes in the value of underlying property owned by the REIT. Mortgage REITs may be affected by the quality of any credit extended. All REITs are dependent on the quality of management skills.

 [diamond] REITs and companies principally engaged in the real estate industry are subject the effects of to fluctuations in interest rates.

 [diamond] Investing in REITs involve risks similar to those associated with investing in small capitalization companies.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Duff & Phelps Real Estate Securities Series. The bar chart shows changes in the series' performance from year to year since its inception.1 The table shows how the series' average annual returns for one year and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the fund will perform in the future.


PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
[GRAPHIC OMITTED]

    CALENDAR YEAR       ANNUAL RETURN (%)
        1996                 33.09
        1997                 22.05
        1998                -21.19
        1999                  4.78

1 The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 17.66% (quarter ended December
  1996) and the lowest return for a quarter was -13.12% (quarter ended September
  1998).

---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED               ONE          LIFE OF
  12/31/99)(1)                        YEAR       THE SERIES(2)
---------------------------------------------------------------
  Phoenix-Duff & Phelps Real
  Estate Securities Series           4.78%         10.29%
---------------------------------------------------------------
  NAREIT Equity Index(3)            -4.62%          8.71%
---------------------------------------------------------------

1 The series' average annual returns in the table above do not reflect the deduction of any separate account or contract charges.
2 Since May 1, 1995.
3 The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged, commonly used indicator of REIT performance which includes net dividends reinvested.

10 Phoenix-Duff & Phelps Real Estate Securities Series

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)


Management Fees                                          0.75%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           0.56%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               1.31%
                                                         =====
1 Duff & Phelps Investment Management Co. and/or Phoenix Investment Counsel,
  Inc. have agreed to reimburse through December 31, 2000 the series' operating expenses for the amount, if any, such operating expenses (other than the management fees) for any fiscal year exceed 0.25% of the average net assets of the series. Actual total annual series operating expenses after expense reimbursement were 1.00% for the year ended December 31, 1999.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Duff &
  Phelps Real Estate     $133      $415      $718     $1,579
  Securities Series
---------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.


                                                                                                                       FROM
                                                                             YEAR ENDED DECEMBER 31,                 INCEPTION
                                                                             ----------------------                  5/1/95 TO
                                                                  1999         1998          1997         1996       12/31/95
                                                                  ----         ----          ----         ----       --------
Net asset value, beginning of period.......................       $12.28       $16.38       $14.32        $11.33       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............................         0.65         0.78         0.50          0.50         0.33
  Net realized and unrealized gain (loss) .................        (0.09)       (4.20)        2.62          3.14         1.42
                                                                   -----        -----        -----         -----        -----
    TOTAL FROM INVESTMENT OPERATIONS.......................         0.56        (3.42)        3.12          3.64         1.75
                                                                   -----        -----        -----         -----        -----
LESS DISTRIBUTIONS:
  Dividends from net investment income.....................        (0.63)       (0.65)       (0.48)        (0.50)       (0.33)
  Dividends from net realized gains........................           --        (0.02)       (0.58)        (0.15)       (0.06)
  Tax return of capital....................................           --        (0.01)          --            --        (0.03)
                                                                     ---        -----          ---           ---        -----
    TOTAL DISTRIBUTIONS....................................        (0.63)       (0.68)       (1.06)        (0.65)       (0.42)
                                                                   -----        -----        -----         -----        -----
CHANGE IN NET ASSET VALUE..................................        (0.07)       (4.10)        2.06          2.99         1.33
                                                                   -----        -----        -----         -----        -----
NET ASSET VALUE, END OF PERIOD.............................       $12.21       $12.28       $16.38        $14.32       $11.33
                                                                  ======       ======       ======        ======       ======
Total Return...............................................         4.78%      (21.19)%      22.05%        33.09%       17.79%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)....................       $27,350      $36,408      $54,659       $22,710       $8,473
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)....................................         1.00%        1.00%        1.00%         1.00%        1.00%(1)
  Net investment income....................................         5.06%        5.07%        3.59%         4.36%        4.80(1)
Portfolio turnover rate.....................................         28%         18%           41%           21%          10%(2)

1 Annualized.
2 Not annualized.
3 If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.31%, 1.01%, 1.07%, 1.43% and 1.98% for the periods ended December 31, 1999, 1998,
  1997, 1996 and 1995, respectively.


                          Phoenix-Duff & Phelps Real Estate Securities Series 11

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
--------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Engemann Capital Growth Series has an investment objective of intermediate and long-term capital appreciation, with income as a secondary consideration. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIE
 [diamond] Under normal circumstances, the series will invest at least 65% of its total assets in common stocks.

 [diamond] The advisor first determines which industries it believes have the greatest growth potential and then identifies the amount and proportion of assets to be invested in each. Quantitative and fundamental analysis is then used to determine which securities to buy and sell. Approximately 950 large cap stocks go through a quantitative screening process where they are ranked on a number of factors, including earnings acceleration, earning revisions, relative strength and valuation. From these, the top 10% are analyzed for potential series investment. Companies that the advisor believes are capable of producing long-term, sustainable above-average earnings growth relative to their cost are then selected for series investment. Securities that have dropped 15% or more in value relative to the S&P 500 Index, that are in the bottom 20% of their quantitative ranking or that have reached the advisor's target sell price are analyzed for potential sale out of the series' portfolio.

 [diamond] The series may invest any amount of its assets in any class or type of security believed by the advisor to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

 [diamond] Diversification among market sectors will be a factor in selecting securities for the series. However, the advisor will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

 [diamond] The series may invest 25% of its total assets in foreign securities, including emerging market securities.

 [diamond] The series may invest in small companies as well as large companies.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value. Most of the series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease.

    The value of bonds and other fixed income securities in which the series may invest is inversely related to interest rate changes. If interest rates rise, generally the value of these securities will fall. This may also cause the value of your shares to decrease.

    The series may invest in small companies as well as large companies. Smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may invest in companies in foreign countries, including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. No investments may be made in currencies other than U.S. dollars. Foreign markets may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Engemann Capital Growth Series. The bar chart shows changes in the series' total return performance from year to year over a 10-year period (see footnote 1 on following page). The table shows how the series' average annual returns for 1, 5 and 10 years and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

12 Phoenix-Engemann Capital Growth Series

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
[GRAPHIC OMITTED]


1 The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 26.53% (quarter ended December 1999) and the lowest return for a quarter was -11.36% (quarter ended September 1990).

---------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS                                      LIFE OF
  (FOR THE PERIOD         ONE       FIVE      TEN      THE
  ENDED 12/31/99)         YEAR     YEARS     YEARS   SERIES(1)
---------------------------------------------------------------
  Phoenix-Engemann
  Capital Growth Series  29.67%    24.63%   19.67%    19.85%
---------------------------------------------------------------
  S&P 500 Stock Index(2) 21.14%    28.66%   18.25%    18.28%
---------------------------------------------------------------

1 Since January 1, 1983.
2 The S&P 500 Index is an unmanaged, commonly used measure of total return stock market performance which includes net dividends reinvested. The index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)


Management Fees                                          0.62%
Distribution and Service (12b-1) Fees                     None
Other Expenses(1)                                        0.06%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES                  0.68%
                                                         =====


1 The Phoenix-Engemann Capital Growth Series investment advisor has agreed to reimburse through December 31, 2000 through the Phoenix-Engemann Capital Growth Series' expenses other than management fees to the extent such expenses exceed 0.15% of its total average net assets.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


---------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------
  Phoenix-Engemann
  Capital Growth Series   $69       $218      $379     $847
---------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


                                       Phoenix-Engemann Capital Growth Series 13

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                     -----------------------
                                                                   1999          1998          1997          1996         1995
                                                                   ----          ----          ----          ----         ----
Net asset value, beginning of period........................       $23.93       $19.16         $18.89        $18.13       $15.69
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................         0.03         0.03           0.13          0.19         0.20
  Net realized and unrealized gain (loss)...................         6.97         5.65           3.70          2.10         4.60
                                                                    -----        -----          -----         -----        -----
    TOTAL FROM INVESTMENT OPERATIONS........................         7.00         5.68           3.83          2.29         4.80
                                                                    -----        -----          -----         -----        -----
LESS DISTRIBUTIONS:
  Dividends from net investment income......................        (0.05)       (0.03)         (0.13)        (0.18)       (0.17)
  Dividends from net realized gains.........................        (2.31)       (0.88)         (3.43)        (1.35)       (2.19)
                                                                    -----        -----          -----         -----        -----
  In excess of net investment income........................        (0.01)
   TOTAL DISTRIBUTIONS......................................        (2.37)       (0.91)         (3.56)        (1.53)       (2.36)
                                                                    -----        -----          -----         -----        -----
  Capital contribution from Adviser.........................         0.01          --             --            --           --
                                                                    -----        -----          -----         -----        -----
CHANGE IN NET ASSET VALUE...................................         4.64         4.77           0.27          0.76         2.44
                                                                    -----        -----          -----         -----        -----
NET ASSET VALUE, END OF PERIOD..............................       $28.57       $23.93         $19.16        $18.89       $18.13
                                                                   ======       ======         ======        ======       ======
Total Return................................................        29.67%       30.01%         21.07%        12.58%       30.85%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).....................     $2,269,090    $1,876,296     $1,505,568    $1,235,395    $985,389
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................         0.68%        0.69%          0.74%         0.72%        0.75%(1)
  Net investment income.....................................         0.11%        0.15%          0.64%         1.03%        1.12%
Portfolio turnover rate.....................................          106%         102%           284%          167%         173%

1 The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


14 Phoenix-Engemann Capital Growth Series

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
-----------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    The Phoenix-Engemann Nifty Fifty Series has an investment objective of long-term capital appreciation. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

 [diamond] The series invests in approximately 50 different securities which, in the opinion of the advisor, offer the best potential for long-term growth of capital.

 [diamond] At least 75% of the series' total assets will be invested in common stocks of high quality growth companies.

 [diamond] Up to 25% of the series' total assets may be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value. The series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease.

    The series will invest significantly in securities issued by small companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    Since the series contains securities of a limited number of companies, it may be more sensitive to changes in the market value of a single issuer or industry in its portfolio. Consequently, the net asset value per share of the Phoenix-Engemann Nifty Fifty Series may fluctuate substantially. The series may not be appropriate for short-term investors.


PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Engemann Nifty Fifty Series. The bar chart shows changes in the series' total return performance over its life.1 The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
[GRAPHIC OMITTED]

    CALENDAR YEAR       ANNUAL RETURN (%)
        1999                32.15

1 The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 21.25% (quarter ended December
  1999) and the lowest return for a quarter was -3.12% (quarter ended September
  1999).


----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)(1)    YEAR      THE SERIES(2)
----------------------------------------------------------------
  Phoenix-Engemann Nifty Fifty
  Series                               32.15%        32.22%
----------------------------------------------------------------
  S&P 500 Index(3)                     21.14%        22.06%
----------------------------------------------------------------
1 The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.
2 Since March 2, 1998.
3 The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)


Management Fees                                           .90%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                            .53%
                                                       --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES1                 1.43%
                                                         =====
1 Phoenix Investment Counsel has agreed to reimburse through December 31, 2000 the series for the amount, if any, by which the series' operating expenses other than the management fee for any fiscal year exceeds 0.15%. Actual total annual series operating expenses after expense reimbursement were 1.05% for the year ended December 31, 1999.


                                          Phoenix-Engemann Nifty Fifty Series 15

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------
  Phoenix-Engemann
  Nifty Fifty Series      $146      $452      $782     $1,713
----------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the


FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.


                                                                      FROM
                                                          YEAR      INCEPTION
                                                          ENDED     3/2/98 TO
                                                         12/31/99    12/31/98
                                                         --------  ----------

Net asset value, beginning of period.................    $12.62       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).......................        --         0.01(4)
  Net realized and unrealized gain (loss)............      4.06         2.62
                                                          -----        -----
    TOTAL FROM INVESTMENT OPERATIONS.................      4.06         2.63
                                                          -----        -----
LESS DISTRIBUTIONS:
  Dividends from net investment income...............       --         (0.01)
                                                          -----         -----
    TOTAL DISTRIBUTIONS..............................       --         (0.01)
                                                          -----         -----
CHANGE IN NET ASSET VALUE............................      4.06         2.62
                                                          -----        -----
NET ASSET VALUE, END OF PERIOD.......................    $16.68       $12.62
                                                                        ======
Total Return.........................................     32.15%       26.26%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..............   $65,520       $13,153
RATIO TO AVERAGE NET ASSETS OF:
  Operating expense(3)...............................      1.05%        1.05%(1)
  Net investment income..............................     (0.12)%       0.07%(1)
Portfolio turnover rate..............................        40%          90%(2)

1 Annualized.
2 Not annualized.
3 If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.43% and 2.58% for the periods ended December 31, 1999 and 1998, respectively.

4 Computed using average shares outstanding.

16  Phoenix-Engemann Nifty Fifty Series

PHOENIX-FEDERATED U.S. GOVERNMENT
BOND SERIES
---------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The investment objective of the Phoenix-Federated U.S. Government Bond Series is to pursue total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES
 [diamond] Under normal circumstances, the series will invest at least 65% of its total assets in U.S. government bonds.

 [diamond] The series will maintain a dollar-weighted average portfolio duration that is within 20 percent of the weighted average portfolio duration of the Merrill Lynch 10+ Year Treasury Index.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The prices of fixed income securities (debt obligations) fluctuate inversely to the direction of interest rates. An increase in interest rates may result in a decrease in the value of series shares.


PERFORMANCE TABLES
    The Phoenix-Federated U.S. Government Bond Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.

--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99(1)              SERIES(2)

--------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond
  Series                                         -1.47%
--------------------------------------------------------------
  Merrill Lynch 10+ Treasury Index(3)         Not Available
--------------------------------------------------------------
1 The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.
2 Since December 15, 1999.
3 The Merrill Lynch 10+ Treasury Index is a broad based market index tracking long-term U.S. Treasury securities with maturities between 10 and 15 years. This index is unmanaged and it is not possible to invest directly in this index.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)


Management Fees                                          0.60%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           1.70%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               2.30%
                                                         =====
1 The Phoenix-Federated U.S. Government Bond Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Federated U.S. Government Bond Series' expenses other than Management Fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annual series operating expenses after expense reimbursement were .75% for the year ending December 31, 1999.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-----------------------------------------------------------
                                       1 YEAR    3 YEARS
-----------------------------------------------------------
  Phoenix-Federated U.S. Government
  Bond Series                           $233      $718
-----------------------------------------------------------

     Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


                                Phoenix-Federated U.S. Government Bond Series 17

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                    FROM
                                                                 INCEPTION
                                                                12/15/99 TO
                                                                  12/31/99

Net asset value, beginning of period..........................     $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)................................       0.03
  Net realized and unrealized gain (loss).....................      (0.17)
                                                                    -----
    TOTAL FROM INVESTMENT OPERATIONS..........................      (0.14)
                                                                    -----
LESS DISTRIBUTIONS:
  Dividends from net investment income........................      (0.03)
                                                                    -----
    TOTAL DISTRIBUTIONS.......................................      (0.03)
                                                                    -----
CHANGE IN NET ASSET VALUE.....................................      (0.17)
                                                                    -----
NET ASSET VALUE, END OF PERIOD................................      $9.83
                                                                    =====
Total Return..................................................      (1.47)%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).......................    $5,076
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).........................................     0.75%(1)
  Net investment income.......................................       6.61%(1)
Portfolio turnover rate.......................................          0%(2)

1 Annualized.
2 Not annualized.
3 If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.21% for the period ended December 31, 1999.



18 Phoenix-Federated U.S. Government Bond Series

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to maintain a stable $1.00 per share price.


[diamond] The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.


[diamond] The series will invest exclusively in the following instruments:

          [bullet] Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities
          [bullet] Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks
          [bullet] Dollar-denominated obligations guaranteed by banks or savings and loan associations
          [bullet] Federally insured obligations of other banks or savings and loan associations
          [bullet] Commercial paper
          [bullet] Short-term corporate obligations
          [bullet] Repurchase agreements

[diamond] At least 95% of the series' total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the 2 highest short-term rating categories.

[diamond] The series may invest more than 25% of its assets in the domestic banking industry.

[diamond] The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond] The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate.

PRINCIPAL RISKS
    An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the series.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential or the ability of the issuer to make scheduled income and principal payments, the series' returns may be lower than prevailing returns and the series' income available for distribution may be less. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the series' stream of income and decrease the series' yield.

    Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, or guaranteed or insured by banks only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the series' shares will increase.

    The series may invest in repurchase agreements. If the seller of the repurchase agreement does not repurchase the underlying securities, the series may incur a loss.

PERFORMANCE TABLES

    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Goodwin Money Market Series. The bar chart shows changes in the series' performance from year to year over a 10-year period (see footnote 1 on following page). The table shows how the series' average annual returns for 1, 5 and 10 years and for the life of the series compare to those of a broad-based money market performance index. The series' past performance is not necessarily an indication of how the series will perform in the future.



                                          Phoenix-Goodwin Money Market Series 19

PHOENIX-GOODWIN MONEY MARKET SERIES
[GRAPHIC OMITTED]


CALENDAR YEAR                   ANNUAL RETURN(%)
    1990                             8.22
    1991                             5.98
    1992                             3.58
    1993                             2.87
    1994                             3.83
    1995                             5.72
    1996                             5.09
    1997                             5.18
    1998                             5.09
    1999                             4.82

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 2.01% (quarter ended December 1990) and the lowest return for a quarter was .69% (quarter ended September 1993).

    The series' 7-day yield on December 31, 1999 was 5.37%.

-----------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD       ONE       FIVE       TEN     LIFE OF
  ENDED 12/31/99)      YEAR      YEARS      YEARS   THE SERIES(1)
-----------------------------------------------------------------
  Phoenix-Goodwin
  Money Market         4.82%     5.18%      5.03%     6.25%
  Series
-----------------------------------------------------------------
  Lipper Money
  Market Fund(2)       4.74%     5.10%      4.91%     6.19%
-----------------------------------------------------------------
(1) Since October 8, 1982.

(2) The Lipper Money Market Fund is comprised of the weighted average of the top 30 Money Market funds which includes net dividends reinvested.


SERIES' EXPENSES

    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)


Management Fees                                          0.40%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           0.17%
                                                       --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               0.57%
                                                         =====

(1) The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Goodwin Money Market Series' operating expenses other than management fees and distribution and service fees to the extent that such expenses exceed 0.15% of the average net assets of the series. Actual total annual fund operating expenses after expense reimbursement were .55% for the year ended December 31, 1999.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------
                            ONE   THREE    FIVE        TEN
                           YEAR   YEARS    YEARS    YEARS
--------------------------------------------------------------

  Phoenix-Goodwin Money
  Market Series            $58    $183     $318     $714
--------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



20 Phoenix-Goodwin Money Market Series

FINANCIAL HIGHLIGHTS


    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                    -----------------------
                                                                  1999           1998         1997          1996          1995
                                                                  ----           ----         ----          ----          ----
Net asset value, beginning of period........................     $10.00        $10.00         $10.00       $10.00        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................       0.47          0.50           0.50         0.50          0.56
                                                                  -----         -----          -----        -----         -----
   TOTAL FROM INVESTMENT OPERATIONS.........................       0.47          0.50           0.50         0.50          0.56
                                                                  -----         -----          -----        -----         -----
LESS DISTRIBUTIONS:
  Dividends from net investment income......................      (0.47)        (0.50)         (0.50)       (0.50)        (0.56)
                                                                  -----         -----          -----        -----         -----
   TOTAL DISTRIBUTIONS......................................      (0.47)        (0.50)         (0.50)       (0.50)        (0.56)
                                                                  -----         -----          -----        -----         -----
NET ASSET VALUE, END OF PERIOD..............................     $10.00        $10.00         $10.00       $10.00        $10.00
                                                                 ======        ======         ======       ======        ======
Total Return................................................       4.82%         5.09%          4.99%        4.98%         5.55%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).....................   $235,584      $196,811      $126,607      $131,361      $102,943
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses1.......................................       0.55%         0.55%          0.55%        0.55%         0.53%(2)
  Net investment income.....................................       4.73%         4.99%          5.07%        4.89%         5.57%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.57% for the year ended December 31, 1999.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                          Phoenix-Goodwin Money Market Series 21

PHOENIX-GOODWIN MULTI-SECTOR
FIXED INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Goodwin Multi-Sector Fixed Income Series has an investment objective of seeking long-term total return by investing in a diversified portfolio mixture of high yield (high risk) and high quality fixed income securities. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series will invest at least 65% of its total assets in various sectors of the fixed income securities market.


[diamond] Fixed income securities include: high yield (high risk) fixed income securities (sometimes referred to as "junk bonds"), high quality fixed income securities, preferred stock, convertible securities, domestic debt obligations, foreign debt obligations, certificates of deposit, commercial paper, bankers' acceptances, and government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities.


[diamond] The advisor seeks to match the average duration and maturity of the series portfolio to those of the Lehman Brothers Aggregated Bond Index.

[diamond] The series may invest up to 35% of its total assets in high yield
          (high risk) corporate fixed income securities.

[diamond] The series may invest up to 50% of its total assets in foreign debt obligations.

[diamond] The series may invest in common stock and other equity securities.

PRINCIPAL RISKS

    If you invest in this series you risk that you may lose your investment.

    The series seeks to select investments providing an opportunity to enhance the portfolio's overall total return and yield. Although the series usually will be invested in all sectors of the fixed income securities market, it may invest any amount of its assets in any one sector (except for high yield (high risk) and foreign debt obligations) and may choose not to invest in a sector in order to achieve its investment objective. Conditions affecting the overall economy, specific industries or companies in which the series invests and interest rate changes can be worse than expected. As a result, the value of your shares may decline. If the advisor misjudges the return potential of fixed income securities, or the ability of issuers to make scheduled principal and interest payments, the series' return may be lower than prevailing returns.

    The series may invest in high yield (high risk) fixed income securities (so called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities.

    The series may invest fixed income securities of foreign governments and companies in foreign countries, including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

    This series may invest in mortgage-backed and other asset-backed securities. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the series may be required to invest the proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred.

PERFORMANCE TABLES

    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Goodwin Multi-Sector Fixed Income Series. The bar chart shows the changes in the series' performance from year to year over a 10-year period.1 The table on the next page shows how the series' average annual returns for 1, 5 and 10 years and the life of the series compare to those of a broad-based market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
[GRAPHIC OMITTED]

CALENDAR YEAR                   ANNUAL RETURN(%)
    1990                             5.25
    1991                            19.41
    1992                            10.03
    1993                            15.90
    1994                            -5.47
    1995                            23.54
    1996                            12.42
    1997                            10.92
    1998                            -4.02
    1999                             5.46

(1)The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart , the highest return for a quarter was 8.89% (quarter ended June
   1995) and the lowest return for a quarter was -8.25% (quarter ended September
   1998).



22 Phoenix-Goodwin Multi-Sector Fixed Income Series

------------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD        ONE       FIVE      TEN       LIFE OF
  ENDED 12/31/99)        YEAR     YEARS     YEARS    THE SERIES(1)
------------------------------------------------------------------
  Phoenix-Goodwin
  Multi-Sector Fixed    5.46%     9.29%     8.98%      9.72%
  Income Series
------------------------------------------------------------------
  Lehman Brothers
  Aggregate Bond       -0.83%     7.73%     7.70%      9.50%
  Index(2)
------------------------------------------------------------------
(1)Since December 31, 1982.

(2)The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance which includes net dividends reinvested. The index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                          0.50%
Distribution and Service (12b-1) Fees                     None
Other Operating Expenses(1)                              0.21%
                                                       --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES                  0.71%
                                                         =====

(1)Phoenix Investment Counsel, Inc. has agreed to reimburse through December 31, 2000 the series' operating expenses (other than the management fee) for any fiscal year exceeds 0.15% of the average net assets of the series. Actual total annual fund operating expenses after expense reimbursement were .65% for the year ended December 31, 1999.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------
                       1 YEAR   3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------

  Phoenix-Goodwin
  Multi-Sector Fixed   $73      $227     $395     $883
  Income Series
-----------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



                             Phoenix-Goodwin Multi-Sector Fixed Income Series 23

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  -----------------------
                                                               1999          1998          1997          1996          1995
                                                               ----          ----          ----          ----          ----
Net asset value, beginning of period......................    $ 9.18        $10.38        $10.34        $10.22        $ 8.98
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)............................      0.73          0.77          0.75          0.79          0.83(2)
  Net realized and unrealized gain (loss).................     (0.24)        (1.17)         0.34          0.43          1.22
                                                               -----         -----         -----         -----         -----
    TOTAL FROM INVESTMENT OPERATIONS......................      0.49         (0.40)         1.09          1.22          2.05
                                                                ----         -----         -----         -----         -----
LESS DISTRIBUTIONS
  Dividends from net investment income....................     (0.75)        (0.74)        (0.77)        (0.78)        (0.81)
  Dividends from net realized gains.......................        --         (0.06)        (0.28)        (0.32)        -----
                                                                 ---         -----         -----         -----         -----
   TOTAL DISTRIBUTIONS....................................     (0.75)        (0.80)        (1.05)        (1.10)        (0.81)
                                                               -----         -----         -----         -----         -----
CHANGE IN NET ASSET VALUE.................................     (0.26)        (1.20)         0.04          0.12          1.24
                                                               -----         -----         -----         -----         -----
NET ASSET VALUE, END OF PERIOD............................    $ 8.92        $ 9.18        $10.38        $10.34        $10.22
                                                               =====         ======        =====         =====         =====
Total Return..............................................      5.46%        (4.02)%       10.93%        12.42%        23.54%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)...................  $172,836      $187,363      $191,627      $145,044      $109,046
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses1.....................................      0.65%         0.64%         0.65%         0.65%         0.65%(3)
  Net investment income...................................      7.79%         7.61%         7.25%         7.80%         8.55%
Portfolio turnover rate...................................       125%          160%          151%          191%          147%

(1)If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.66%, 0.67% and 0.67% for the periods ended December 31, 1999, 1997, 1996 and 1995, respectively.

(2)Computed using average shares outstanding.
(3)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


24 Phoenix-Goodwin Multi-Sector Fixed Income Series

PHOENIX-HOLLISTER VALUE EQUITY SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Hollister Value Equity Series' primary investment objective is to seek long-term capital appreciation. The series has a secondary investment objective to seek current income. There is no guarantee that the series will achieve either objective.

PRINCIPAL INVESTMENT STRATEGIES
[dimond] The series will invest primarily in common stocks. Under normal circumstances the series will invest at least 65% of its total assets in common stocks.

[dimond] The series' advisor uses a quantitative value strategy that chooses stocks that meet certain criteria relating to price, dividend yield and the going concern value and debt levels of the issuers. For the few hundred of the approximately 2,500 companies that survive this screening, the advisor projects growth in earnings and dividends, earnings momentum and relative undervaluation based on a dividend discount model. The advisor develops target prices and value ranges, and purchases the top-rated stocks. With certain exceptions the advisor sells when -

         o  a stock's target price is reached,
         o  the issuer or its industry suffer negative changes, or
         o there is a change in the investment criteria that prompted the initial purchase.

[dimond] The series may invest in convertible securities. Convertible securities investments will be limited to those in one of the 4 highest rating categories of convertible securities. These are commonly called "investment grade."

[dimond] The series may obtain fixed interest loans from a bank in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets.

[dimond] The series may engage in "securities lending" to increase its investment returns.

[dimond] The series may invest up to 30% of its assets in securities of foreign
         (non-U.S.) issuers.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value and to provide current income. Most of the series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. Dividend, interest and other distributions also can decrease or be eliminated entirely.

    The series also may invest in small companies as well as large companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may borrow money to purchase additional securities. If the additional securities increase in value, the net asset value would increase sooner than it would have without borrowing. If these securities decrease in value or do not increase enough to cover interest and other borrowing costs the series will suffer greater losses than it would if no borrowing took place.

    The series may invest in financial futures contracts and options. The advisor will make these investments primarily to try to minimize the risk of other investments it makes for the series. These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the fund to losses that could be unlimited.

    The series may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the series can suffer losses.

    This series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

PERFORMANCE TABLES

    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Hollister Value Equity Series. The bar chart shows changes in the series' performance from year to year over its life (see footnote 1 on following page). The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.



                                        Phoenix-Hollister Value Equity Series 25

PHOENIX-HOLLISTER VALUE EQUITY SERIES
[GRAPHIC OMITTED]

CALENDAR YEAR                   ANNUAL RETURN(%)
    1999                            24.33

(1)The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 23.63% (quarter ended December 1999) and the lowest return for a quarter was -4.81% (quarter ended September 1999).


----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)(1)    YEAR      THE SERIES(2)
----------------------------------------------------------------
  Phoenix-Hollister Value Equity
  Series                               24.33%       19.09%
----------------------------------------------------------------
  S&P 500 Index(3)                     21.14%       22.06%
----------------------------------------------------------------

(1)The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2)Since March 2, 1998.

(3)The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES

    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                        None
Sales Charge imposed on reinvested dividends             None
Deferred Sales Charge                                    None
Redemption Fee                                           None
Exchange Fee                                             None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                         0.70%
Distribution and Service (12b-1) Fees                    None
Other Expenses                                          1.33%
                                                     ---------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)              2.03%
                                                        =====

(1)The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Hollister Value Equity Series' expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.15%. Actual total annual series' operating expenses after expense reimbursement were 0.85% for the year ended December 31, 1999.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------
  Phoenix-Hollister
  Value Equity Series     $206     $637     $1,093    $2,358
---------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



26 Phoenix-Hollister Value Equity Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                       FROM
                                                          YEAR       INCEPTION
                                                          ENDED      3/2/98 TO
                                                        12/31/99      12/31/98
                                                        --------      --------

Net asset value, beginning of period...................   $11.03       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).........................     0.04         0.05
  Net realized and unrealized gain (loss)..............     2.63         1.03
                                                           -----        -----
    TOTAL FROM INVESTMENT OPERATIONS...................     2.67         1.08
                                                           -----        -----
LESS DISTRIBUTIONS
  Dividends from net investment income.................    (0.04)       (0.05)
  Dividends from net realized gains....................    (0.75)          --
                                                           -----          ---
    TOTAL DISTRIBUTIONS................................    (0.79)       (0.05)
                                                           -----        -----
CHANGE IN NET ASSET VALUE..............................     1.88         1.03
                                                           -----        -----
NET ASSET VALUE, END OF PERIOD.........................   $12.91       $11.03
                                                          ======       ======
Total Return...........................................    24.33%      10.79%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)................  $17,470       $9,533
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses3..................................     0.85%       0.85%(1)
  Net investment income................................     0.41%       0.85%(1)
Portfolio turnover rate................................      168%         77%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.03% and 2.46% for the periods ended December 31, 1999 and 1998, respectively.



                                        Phoenix-Hollister Value Equity Series 27

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE

    The Phoenix-J.P. Morgan Research Enhanced Index Series has an investment objective to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within the market sectors found in the S&P 500.


PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal conditions, the series will invest at least 80% of its total assets in common stocks and other equity securities.

[diamond] The series will invest in securities believed by the advisor to be undervalued and which offer growth potential.

[diamond] The series will evaluate each of the economic sectors represented in the S&P 500 -

    For example:

    o   industrial
    o   financial
    o   public utilities
    o   transportation

    and exclude securities in any sector the advisor believes to be extremely overvalued.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will be invested primarily in common stocks, and the value of the series investments are expected to fluctuate in the same way as the S&P 500 and the stock market generally.

    The asset values of the series may be affected by general economic declines, declines in industries and changes in interest rates.

    Share values also may decline if the specific companies selected for series investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

PERFORMANCE TABLES

    The following bar chart and table provide some indication of the risks of investing in the Phoenix-J.P. MorganJ.P. Research Enhanced Index Series. The bar chart shows changes in the series' total return performance since inception.1 The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
[GRAPHIC OMITTED]

CALENDAR YEAR                   ANNUAL RETURN(%)
    1998                            31.68
    1999                            18.86

(1)The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.09% (quarter ended December 1998) and the lowest return for a quarter was -9.67% (quarter ended September 1998).

----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)       YEAR      THE SERIES(1)
----------------------------------------------------------------
  Phoenix-J.P. Morgan Research
  Enhanced Index Series                18.86%        22.71%
----------------------------------------------------------------
  S&P 500 Index(2)                     21.14%        22.49%
----------------------------------------------------------------

(1)Since July 14, 1997.

(2)The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.


SERIES' EXPENSES

    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                        None
Sales Charge imposed on reinvested dividends             None
Deferred Sales Charge                                    None
Redemption Fee                                           None
Exchange Fee                                             None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
Management Fees                                         0.45%
Distribution and Service (12b-1) Fees                    None
Other Expenses                                          0.30%
                                                      --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)              0.75%
                                                        =====

(1)Phoenix Investment Counsel, Inc. has agreed to reimburse through December 31, 2000, the series for the amount, if any, by which the series' operating expenses other than the management fee for any fiscal year exceeds 0.10%. Actual total annual series operating expenses after expense reimbursement were .55% for the year ended December 31, 1999.



28 Phoenix-J.P. Morgan Research Enhanced Index Series

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix- J.P.
  Morgan Research
  Enhanced Index        $77      $240      $417     $930
  Series
--------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.


                                                                                                                          FROM
                                                                                             YEAR ENDED DECEMBER 31,   INCEPTION
                                                                                             -----------------------   7/15/97 TO
                                                                                                1999         1998       12/31/97
                                                                                                ----         ----       --------
Net asset value, beginning of period........................................................   $13.08       $10.49        $10.00
INCOME FROM INVESTMENT OPERATIONS                                                                0.12
  Net investment income (loss)..............................................................                  0.12          0.05
  Net realized and unrealized gain (loss)...................................................     2.33         3.19          0.54
                                                                                                -----        -----         -----
    TOTAL FROM INVESTMENT OPERATIONS........................................................     2.45         3.31          0.59
                                                                                                -----        -----         -----
LESS DISTRIBUTIONS                                                                              (0.12)
  Dividends from net investment income......................................................                 (0.12)        (0.05)
  Dividends from net realized gains.........................................................    (0.77)       (0.60)        (0.05)
                                                                                                -----        -----         -----
    TOTAL DISTRIBUTIONS.....................................................................    (0.89)       (0.72)        (0.10)
                                                                                                -----        -----         -----
CHANGE IN NET ASSET VALUE...................................................................     1.56         2.59          0.49
                                                                                                -----        -----         -----
NET ASSET VALUE, END OF PERIOD..............................................................   $14.64       $13.08        $10.49
                                                                                               ======       ======        ======
Total Return................................................................................    18.86%       31.68%         5.83%(3)
RATIOS/SUPPLEMENTAL DATA:                                                                    $131,860
  Net assets, end of period (thousands).....................................................               $69,522      $30,851
RATIO TO AVERAGE NET ASSETS OF:                                                                  0.55%
  Operating expenses2.......................................................................                  0.55%         0.55%(1)
  Net investment income.....................................................................     0.95%        1.08%         1.46%(1)
Portfolio turnover rate.....................................................................       45%          45%            9%(3)

(1)Annualized.
(2)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.75%, 0.82% and 1.05% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(3)Not annualized.



                           Phoenix-J.P. Morgan Research Enhanced Index Series 29

PHOENIX-JANUS EQUITY INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Janus Equity Income Series seeks current income and long-term growth of capital. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Normally, the series will invest at least 65% of its invested assets in income producing equity securities.

[diamond] The series emphasizes investments in stock of companies with growth potential.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    Much of the series' investments will be in common stocks. Common stocks tend to be more volatile than other investment choices. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decline.

    The value of bonds and other fixed income securities in which the series may invest is inversely related to interest rate changes. If interest rates rise, generally the value of these securities will fall. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.


PERFORMANCE TABLES
    The Phoenix-Janus Equity Income Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.

--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99)(1)            SERIES(2)
--------------------------------------------------------------
  Phoenix-Janus Equity Income Series             5.86%
--------------------------------------------------------------
  S&P 500 Index(3)                               4.00%
--------------------------------------------------------------

(1)The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2)Since December 15, 1999.

(3)The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                          0.85%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           1.40%
                                                       --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               2.25%
                                                         =====

(1)The Phoenix-Janus Equity Income Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Janus Equity Income Series' expenses other than management fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annual series' operating expenses after expense reimbursement were 1.00% for the year ended December 31, 1999.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------
                                        1 YEAR    3 YEARS
------------------------------------------------------------
  Phoenix-Janus Equity
  Income Series                          $228      $703
------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



30 Phoenix-Janus Equity Income Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                    FROM
                                                                  INCEPTION
                                                                 12/15/99 TO
                                                                   12/31/99
                                                                   --------
Net asset value, beginning of period............................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................      0.01
  Net realized and unrealized gain (loss).......................      0.58
                                                                     -----
    TOTAL FROM INVESTMENT OPERATIONS............................      0.59
                                                                     -----
LESS DISTRIBUTIONS:
  Dividends from net investment income..........................        --
                                                                       ---
    TOTAL DISTRIBUTIONS.........................................        --
                                                                       ---
CHANGE IN NET ASSET VALUE.......................................      0.59
                                                                     -----
NET ASSET VALUE, END OF PERIOD..................................    $10.59
                                                                    ======
Total Return....................................................      5.86%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).........................    $2,304
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses3...........................................      1.00%(1)
  Net investment income.........................................      1.89%(1)
Portfolio turnover rate.........................................        11%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 18.81% for the period ended December 31, 1999.



                                           Phoenix-Janus Equity Income Series 31

PHOENIX-JANUS FLEXIBLE INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES

    The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with preservation of capital. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests primarily in a wide variety of income producing securities such as corporate bonds and notes, government securities and preferred stock.

[diamond] The series will invest at least 80% of its assets in income producing securities. The series may own an unlimited amount of high-yield/high-risk fixed income securities, and these securities may be a significant portion of the total portfolio.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The value of bonds and other fixed income securities in which the series may invest is inversely related to interest rate change. If interest rates rise, generally the value of these securities will decrease. Another fundamental risk associated with fixed income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

    The series may invest in high risk/high yield fixed income securities (so called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens the series would lose income and could expect a decline in the market value of the securities.

    The series may invest any amount in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.


PERFORMANCE TABLES
    The Phoenix-Janus Equity Income Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.

--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99)(1)           SERIES(2)
--------------------------------------------------------------
  Phoenix-Janus Flexible Income Series
                                                  .02%
--------------------------------------------------------------
  Lehman Brothers Government/Corporate
  Bond Index(3)                                  -.59%
--------------------------------------------------------------

(1)The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2)Since December 15, 1999.

(3)The Lehman Brothers Government/Corporate Bond Index measures government and corporate bond market total-return performance. The index is unmanaged and not available for direct investment.

SERIES' EXPENSES

    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                          0.80%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           1.65%
                                                       --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               2.45%
                                                         =====

(1)The Phoenix-Janus Flexible Income Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Janus Flexible Income Series' expenses other than management fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annual series' operating expenses after expense reimbursement were .95% for the year ended December 31, 1999.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


32 Phoenix-Janus Flexible Income Series

------------------------------------------------------------
                                        1 YEAR    3 YEARS
------------------------------------------------------------
  Phoenix-Janus Flexible                 $248      $764
  Income Series
------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                       FROM
                                                                    INCEPTION
                                                                   12/15/99 TO
                                                                     12/31/99

Net asset value, beginning of period..............................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................      0.02
  Net realized and unrealized gain (loss).........................     (0.02)
                                                                       -----
    TOTAL FROM INVESTMENT OPERATIONS..............................        --
                                                                         ---
LESS DISTRIBUTIONS:
  Dividends from net investment income............................     (0.02)
                                                                       -----
    TOTAL DISTRIBUTIONS...........................................     (0.02)
                                                                       -----
CHANGE IN NET ASSET VALUE.........................................    $(0.02)
                                                                      ------
NET ASSET VALUE, END OF PERIOD....................................    $ 9.98
                                                                      ======
Total Return......................................................      0.02%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)...........................   $5,232
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)...........................................      0.95%(1)
  Net investment income...........................................      4.81%(1)
Portfolio turnover rate...........................................         0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.18% for the period ended December 31, 1999.



                                         Phoenix-Janus Flexible Income Series 33

PHOENIX-JANUS GROWTH SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Janus Growth Series seeks long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests primarily in common stocks selected for their growth potential.

    Although the series can invest in companies of any size, it generally invests in larger, more established companies.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value. Most of the series investments will be in common stocks. Common stocks tend to be more volatile than other investment choices. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result the value of your shares may decrease.

    The series may invest any amount in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.


PERFORMANCE TABLES
    The Phoenix-Janus Growth Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.

--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99)(1)            SERIES(2)
--------------------------------------------------------------
  Phoenix-Janus Growth Series                    6.00%
--------------------------------------------------------------
  S&P 500 Index(3)                               4.00%
--------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since December 15, 1999.

(3) The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.85%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           1.05%
                                                       --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               1.90%
                                                         =====

(1)The Phoenix-Janus Growth Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Janus Growth Series' expenses other than Management Fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annual series' operating expenses after expense reimbursement were 1.00% for the year ended December 31, 1999.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------
                                        1 YEAR    3 YEARS
------------------------------------------------------------
  Phoenix-Janus Growth Series            $193      $597
------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



34 Phoenix-Janus Growth Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                     FROM
                                                                  INCEPTION
                                                                 12/15/99 TO
                                                                   12/31/99
                                                                   --------
Net asset value, beginning of period.............................   $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................     0.01
  Net realized and unrealized gain (loss)........................     0.59
                                                                     -----
    TOTAL FROM INVESTMENT OPERATIONS.............................     0.60
                                                                     -----
LESS DISTRIBUTIONS:
  Dividends from net investment income...........................       --
                                                                      ----
    TOTAL DISTRIBUTIONS..........................................       --
                                                                      ----
CHANGE IN NET ASSET VALUE........................................     0.60
                                                                     -----
NET ASSET VALUE, END OF PERIOD...................................   $10.60
                                                                    ======
Total Return.....................................................     6.00%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..........................   $3,275
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses3............................................     1.00%(1)
  Net investment income..........................................     1.61%(1)
Portfolio turnover rate..........................................        0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 17.29% for the period ended December 31, 1999.



                                                  Phoenix-Janus Growth Series 35

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Morgan Stanley Focus Equity Series seeks capital appreciation by investing primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invest in U.S. equity securities, and to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

    The series will primarily invest in companies with market capitalization of $1 billion or more, but may invest in smaller companies.

    The series generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will invest primarily in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result the value of your shares may decrease.

    The risk of investing in the series may be intensified because the series is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the series' performance more than if the series were more diversified.


PERFORMANCE TABLES
    The Phoenix-Morgan Stanley Focus Equity Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.

--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99)(1)           SERIES(2)
--------------------------------------------------------------
  Phoenix-Morgan Stanley Focus Equity
  Series                                         6.31%
--------------------------------------------------------------
  S&P 500 Index(3)                               4.00%
--------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since December 15, 1999.

(3) The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                          0.85%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           1.30%
                                                       --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               2.15%
                                                         =====

(1)The Phoenix-Morgan Stanley Focus Equity Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Morgan Stanley Focus Equity Series' expenses other than Management Fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annual series' operating expenses after expense reimbursement were 1.00% for the year ended December 31, 1999.



36 Phoenix-Morgan Stanley Focus Equity Series

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------
                                        1 YEAR    3 YEARS
------------------------------------------------------------
  Phoenix-Morgan Stanley Focus Equity
  Series                                 $218      $673
------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                      FROM
                                                                    INCEPTION
                                                                   12/15/99 TO
                                                                     12/31/99
                                                                     --------

Net asset value, beginning of period..............................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................        --
  Net realized and unrealized gain (loss).........................      0.63
                                                                       -----
    TOTAL FROM INVESTMENT OPERATIONS..............................      0.63
                                                                       -----
LESS DISTRIBUTIONS:
  Dividends from net investment income............................        --
  Dividends from net realized gains...............................        --
                                                                        ----
    TOTAL DISTRIBUTIONS...........................................        --
                                                                        ----
CHANGE IN NET ASSET VALUE.........................................      0.63
                                                                       -----
NET ASSET VALUE, END OF PERIOD....................................    $10.63
                                                                      ======
Total Return......................................................      6.31%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)...........................    $5,402
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses3.............................................      1.00%(1)
  Net investment income...........................................      0.39%(1)
Portfolio turnover rate...........................................         2%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.11% for the period ended December 31, 1999.



                                   Phoenix-Morgan Stanley Focus Equity Series 37

PHOENIX-OAKHURST BALANCED SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES

    The Phoenix-Oakhurst Balanced Series has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the series will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The advisor will use 4 criteria to select investments for the series:
          risk, income, capital enhancement and protection of capital value. The advisor will select securities believed to have potential for the production of current income, with emphasis on securities that also have the potential for capital enhancement. Fixed income securities are selected using a multi-sector approach. The advisor may adjust the mix of investments based upon financial market and economic conditions.

[diamond] Under normal circumstances, the series will invest at least 65% of its total assets in common stocks of companies of any size and fixed income securities.

[diamond] The series may invest up to 35% of its net assets in high yield, high risk fixed income securities (commonly referred to as "junk bonds").

[diamond] At least 25% of the series' assets will be invested in fixed income securities that are rated within the 4 highest rating categories.

[diamond] The series may invest 25% of its total assets in foreign securities, including emerging market securities and foreign government securities.

[diamond] The series may also invest in mortgage-backed and asset-backed securities.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value or provide reasonable income. Most of the series' investments will be in common stocks and fixed income securities. Conditions affecting the overall economy, specific industries or companies in which the series invests and interest rate changes can be worse than expected. As a result, the value of your shares may decrease. If the advisor misjudges the return potential of fixed income securities, or the ability of issuers to make scheduled principal and interest payments, the series' returns may be lower than prevailing returns, and the series' income available for distribution may be less than other series. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    This series may invest in high risk, high yield fixed income securities (so called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities.

    The series may invest in foreign government securities and companies in foreign countries, including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

    This series may invest in unrated securities. Unrated securities may not have as broad a market as rated, investment grade securities making them more difficult to sell. This could cause the security to lose value.

    The series may invest in small companies as well as large companies. Smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    This series may invest in mortgage-backed and other asset-backed securities. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the series may be required to invest the proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred.

PERFORMANCE TABLES

    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Oakhurst Balanced Series. The bar chart shows changes in the series' annual performance from year to year over the life of the series (see footnote 1 on following page). The table shows how the series' average annual returns for 1 and 5 years and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.



38 Phoenix-Oakhurst Balanced Series

PHOENIX-OAKHURST BALANCED SERIES
[GRAPHIC OMITTED]

CALENDAR YEAR                   ANNUAL RETURN(%)
    1993                             8.57
    1994                            -2.80
    1995                            23.28
    1996                            10.56
    1997                            17.93
    1998                            19.01
    1999                            11.57


(1)The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 13.56% (quarter ended December 1998) and the lowest return for a quarter was -5.21% (quarter ended September 1998).

------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL
  RETURNS (FOR THE PERIOD        ONE       FIVE        LIFE OF
  ENDED 12/31/99)                YEAR      YEARS     THE SERIES(1)
------------------------------------------------------------------
  Phoenix-Oakhurst
  Balanced Series               11.57%    16.37%     12.52%
------------------------------------------------------------------
  Balanced Benchmark(2)         11.55%    18.82%     14.23%
------------------------------------------------------------------
  S&P 500 Index(3)              21.14%    28.66%     20.64%
------------------------------------------------------------------
  Lehman Brothers Aggregate
  Bond Index(4)                 -0.83%     7.73%      6.91%
------------------------------------------------------------------
  Salomon Brothers Treasury
  Bill Index(5)                  4.76%     5.21%      4.64%
------------------------------------------------------------------
(1)Since May 1, 1992.

(2)The Balanced Benchmark is a composite index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day U.S. Treasury bills return and is produced by Frank Russell Company. The Index is not available for direct investment and includes net dividends reinvested.

(3)The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.

(4)The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance which includes net dividends reinvested. The index is not available for direct investment.

(5)The Salomon Brothers Treasury Bill Index is composed of short-term debt instruments where equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. Returns are calculated on a total-return basis with dividends reinvested, as reported by Frank Russell Company. The index is unmanaged and not available for direct investment.

SERIES' EXPENSES

    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                        None
Sales Charge imposed on reinvested dividends             None
Deferred Sales Charge                                    None
Redemption Fee                                           None
Exchange Fee                                             None
ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)


Management Fees                                         0.54%
Distribution and Service (12b-1) Fees                    None
Other Expenses                                          0.16%
                                                      --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES                 0.70%

                                                        =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Oakhurst
  Balanced Series       $72       $224      $390       $871
---------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



                                             Phoenix-Oakhurst Balanced Series 39

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  -----------------------
                                                               1999          1998          1997          1996           1995
                                                               ----          ----          ----          ----           ----
Net asset value, beginning of period.................         $13.74         $12.26       $12.06        $12.30         $10.53
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).......................           0.34           0.33         0.38          0.36           0.40(1)
  Net realized and unrealized gain (loss)............           1.22           1.94         1.73          0.89           2.02
                                                               -----          -----        -----         -----          -----
    TOTAL FROM INVESTMENT OPERATIONS.................           1.56           2.27         2.11          1.25           2.42
                                                               -----          -----        -----         -----          -----
LESS DISTRIBUTIONS:
  Dividends from net investment income...............          (0.34)         (0.32)       (0.40)        (0.35)         (0.40)
  Dividends from net realized gains..................          (0.52)         (0.47)       (1.51)        (1.14)         (0.25)
                                                               -----          -----        -----         -----          -----
    TOTAL DISTRIBUTIONS..............................          (0.86)         (0.79)       (1.91)        (1.49)         (0.65)
                                                               -----          -----        -----         -----          -----
CHANGE IN NET ASSET VALUE............................           0.70           1.48         0.20         (0.24)          1.77
                                                               -----          -----        -----         -----          -----
NET ASSET VALUE, END OF PERIOD.......................         $14.44         $13.74       $12.26        $12.06         $12.30
                                                              ======         ======       ======        ======         ======
Total Return ........................................          11.57%         19.01%       17.93%        10.56%         23.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..............        $293,915     $280,056      $231,180      $204,285       $193,302
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.................................           0.70%          0.68%        0.71%         0.68%          0.65%(2)
  Net investment income..............................           2.43%          2.58%        2.92%         2.93%          3.44%
Portfolio turnover rate..............................             61%           110%         181%          229%           223%

(1) Computed using average shares outstanding.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.



40 Phoenix-Oakhurst Balanced Series

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Oakhurst Growth and Income Series has an investment objective of seeking dividend growth, current income and capital appreciation. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest in equity securities, primarily common stocks.
          Under normal circumstances the series will invest at least 65% of its total assets in equity securities.

[diamond] Equity securities include common stock, preferred stock, securities that can be converted into common stock or preferred stock ("convertible securities") and warrants to purchase common stock or preferred stock.

[diamond] The series' advisor uses a quantitative value strategy to pursue the series' investment objective. The strategy concentrates on the 1,500 largest companies traded in the United States. This strategy seeks securities of companies that are undervalued relative to the market in general and that have improving fundamentals.

[diamond] The series will invest only in the 4 highest rating categories of convertible securities. These are commonly called "investment grade."

[diamond] The series may engage in "securities lending" to increase its investment returns.

[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. Under normal circumstances, however, the series will not invest more than 10% of its assets in foreign securities.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series seeks to outperform the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") in total return and dividend yield. The S&P 500 total return can be negative. When this happens, the series may outperform the S&P 500 but still have a negative return. In that case the value of your shares would likely decline rather than increase. The advisor also may fail in its objective to outperform the S&P 500. Most of the series' investments will be in common stocks and other equity investments. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. Increases in interest rates affecting the global economy, particular industries or specific companies can cause fixed income investments that the series may own to decline in value. This, too, can cause your share value to decrease.

    The advisor intends to invest nearly all of the series' assets in common stocks and other securities, rather than holding significant amounts of cash and short term investments. This can increase the series' net asset value more quickly if those investments increase in value. It can cause the series' net asset value to decrease more quickly if those investments decrease in value.

    This series also may invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    This series may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the series can suffer losses.

    This series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

PERFORMANCE TABLES

    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Oakhurst Growth & Income Series. The bar chart shows changes in the series' performance from year to year over its life.1 The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-OAKHURST GROWTH & INCOME SERIES
[GRAPHIC OMITTED]

CALENDAR YEAR                   ANNUAL RETURN(%)
    1999                            17.00

(1)The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 12.64% (quarter ended December 1999) and the lowest return for a quarter was -5.95% (quarter ended September 1999).



                                    Phoenix-Oakhurst Growth and Income Series 41

----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)(1)    YEAR      THE SERIES(2)
----------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income
  Series                               17.00%        20.59%
----------------------------------------------------------------
  S&P 500 Index(3)                     21.14%        22.06%
----------------------------------------------------------------
(1)The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2)Since March 2, 1998.

(3)The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)
Management Fees                                          0.70%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           0.31%
                                                       --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               1.01%
                                                         =====
(1)The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Oakhurst Growth and Income Series' expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.15% of the average net assets of the series. After such reimbursement the series' actual total annual operating expenses were .85% for the year ended December 31, 1999.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------
                            1 YEAR 3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------
  Phoenix-Oakhurst Growth
  and                        $103    $322    $558     $1,236
  Income Series
---------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Series" for information about expense reimbursement.



42 Phoenix-Oakhurst Growth and Income Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                    FROM
                                                       YEAR       INCEPTION
                                                       ENDED      3/2/98 TO
                                                     12/31/99      12/31/98
                                                     --------      --------
Net asset value, beginning of period.................  $11.99       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).......................    0.07         0.05
  Net realized and unrealized gain (loss)............    1.97         1.99
                                                        -----        -----
    TOTAL FROM INVESTMENT OPERATIONS.................    2.04         2.04
                                                        -----        -----
LESS DISTRIBUTIONS:
  Dividends from net investment income...............   (0.07)       (0.05)
  Dividends from net realized gains                     (0.11)          --
                                                        -----          ---
  In excess of net investment income.................   (0.05)          --
                                                        -----          ---
  Tax return of capital                                 (0.27)          --
                                                        -----          ---
    TOTAL DISTRIBUTIONS..............................   (0.50)       (0.05)
                                                        -----        -----
CHANGE IN NET ASSET VALUE............................    1.54         1.99
                                                        -----        -----
NET ASSET VALUE, END OF PERIOD.......................  $13.53       $11.99
                                                       ======       ======
Total Return.........................................   17.00%       20.45%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..............$101,834      $41,860
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses3................................    0.85%        0.85%(1)
  Net investment income..............................    0.71%        1.02%(1)
Portfolio turnover rate..............................      52%          81%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01% and 1.46% for the periods ended December 31, 1999 and 1998, respectively.



                                    Phoenix-Oakhurst Growth and Income Series 43

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    The Phoenix-Oakhurst Strategic Allocation Series has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The advisor will determine the allocation of investments among the 3 market segments -

          o   stocks
          o   bonds
          o   money market

[diamond] The advisor will shift investment allocation among the 3 market segments.

[diamond] The advisor will use active trading as a means of managing the portfolio.

[diamond] Investment in the stock market segment will be made with the intent to achieve superior total rate of return over an extended period of time from both capital appreciation and current income.

[diamond] Investment in the bond segment will be made with the intent to achieve as high a total rate of return as an annual basis as is considered consistent with preservation of capital.

[diamond] Investment in the money market segment will be made with the intent to achieve high current income, preservation of capital and liquidity.

[diamond] The series may invest up to 5% of its total assets in "junk bonds."

PRINCIPAL RISKS

    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value and/or to provide current income. Most of the series' investments will be in common stocks or debt instruments. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. Dividend, interest and other distributions also can decrease or be eliminated entirely.

    The series also may invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Foreign markets and currencies may not perform as well as U.S. markets.

    Implementation of the strategy requires that the advisor accurately anticipate the market segment(s) to emphasize or avoid.

    The Share may invest in financial futures contracts and options. The advisor will make these investments primarily to try to minimize the risk of other investments it makes for the series. These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Oakhurst Strategic Allocation Series. The bar chart shows changes in the series' performance from year to year over a 10-year period.1 The table shows how the series' average annual return for 1, 5 and 10 years and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
[GRAPHIC OMITTED]


CALENDAR YEAR                   ANNUAL RETURN(%)
    1990                             5.75
    1991                            29.24
    1992                            10.67
    1993                            11.03
    1994                            -1.45
    1995                            18.22
    1996                             9.05
    1997                            20.73
    1998                            20.79
    1999                            11.26

(1)The series' average total returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 16.00% (quarter ended December 1998) and the lowest return for a quarter was -5.52% (quarter ended September 1998).



44 Phoenix-Oakhurst Strategic Allocation Series

---------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD          ONE     FIVE      TEN    LIFE OF THE
  ENDED 12/31/99)         YEAR    YEARS     YEARS    SEROES(1)
---------------------------------------------------------------
  Phoenix-Oakhurst
  Strategic Allocation    11.26%  15.90%    13.22%    13.52%
  Series
---------------------------------------------------------------
  Balanced Benchmark(2)   11.55%  18.82%    13.34%    14.39%
---------------------------------------------------------------
  Lipper Analytical
  Services Flexible        9.83%  16.47%    12.28%     N/A
  Portfolio Index(3)
---------------------------------------------------------------
  S&P 500 Index(4)        21.14%  28.66%    18.25%    18.53%
---------------------------------------------------------------
  Lehman Brothers
  Aggregate Bond Index(5) -0.83%   7.73%     7.70%    10.34%
---------------------------------------------------------------
  Salomon Brothers
  Treasury Bill Index(6)   4.76%   5.21%     5.05%     5.84%
--------------------------------------------------------------
(1) Since September 28, 1984.

(2) The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company and includes net dividends reinvested.

(3) The Lipper Analytical Services Portfolio Index is an average of the largest mutual funds within the flexible portfolio category and includes net dividends reinvested.

(4) The S&P 500 Stock Index is an unmanaged, but commonly used measure of stock total return performance which includes net dividends reinvested. The index is not available for direct investment.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance. The index is not available for direct investment.

(6) The Salomon Brothers Treasury Bill Index is composed of short-term debt instruments where equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. Returns are calculated on a total-return basis with dividends reinvested, as reported by Frank Russell Company. The index is unmanaged and not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                        None
Sales Charge imposed on reinvested dividends             None
Deferred Sales Charge                                    None
Redemption Fee                                           None
Exchange Fee                                             None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
Management Fees                                         0.58%
Distribution and Service (12b-1) Fees                    None
Other Expenses                                          0.12%
                                                      --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)              0.70%
                                                        =====


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------
                        1 YEAR   3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------
  Phoenix-Oakhurst
  Strategic              $72      $224     $390      $871
  Allocation Series
-------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



                                 Phoenix-Oakhurst Strategic Allocation Series 45

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                    -----------------------
                                                                 1999          1998          1997          1996          1995
                                                                 ----          ----          ----          ----          ----
Net asset value, beginning of period........................    $15.65        $14.12        $13.65        $13.63        $12.68
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................      0.36          0.29          0.32          0.32          0.45
  Net realized and unrealized gain (loss)...................      1.36          2.57          2.46          0.91          1.84
                                                                 -----         -----         -----         -----         -----
    TOTAL FROM INVESTMENT OPERATIONS........................      1.72          2.86          2.78          1.23          2.29
                                                                 -----         -----         -----         -----         -----
LESS DISTRIBUTIONS:
  Dividends from net investment income.....................      (0.36)        (0.28)        (0.33)        (0.31)        (0.45)
  Dividends from net realized gains.........................     (0.83)        (1.05)        (1.98)        (0.90)        (0.89)
                                                                 -----         -----         -----         -----         -----
   TOTAL DISTRIBUTIONS......................................     (1.19)        (1.33)        (2.31)        (1.21)        (1.34)
                                                                 -----         -----         -----         -----         -----
CHANGE IN NET ASSET VALUE...................................      0.53          1.53          0.47          0.02          0.95
                                                                 -----         -----         -----         -----         -----
NET ASSET VALUE, END OF PERIOD..............................    $16.18        $15.65        $14.12        $13.65        $13.63
                                                                ======        ======        ======        ======        ======
Total Return................................................     11.26%        20.79%        20.73%         9.05%        18.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).....................  $476,709      $480,897      $429,002      $374,244      $353,838
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................      0.70%         0.68%         0.71%         0.70%         0.67%(1)
  Net investment income.....................................      2.21%         1.97%         2.09%         2.26%         3.28%
Portfolio turnover rate.....................................        65%          139%          368%          287%          170%


(1)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


46 Phoenix-Oakhurst Strategic Allocation Series

PHOENIX-SCHAFER MID-CAP VALUE SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    Investment objective of the Phoenix-Schafer Mid-Cap Value Series is long-term capital appreciation. Current income is a secondary objective of the series. There is no guarantee that the series will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series will invest in securities which the Advisor believes offer thepossibility of increase in value.

[diamond] Investments will primarily be in common stocks of established companies having -

          o  a strong financial position
          o  a below average price/earnings ratio
          o  an above average prospective earnings and dividend growth rate
          o  total market capitalization between $1.0 billion and $7.5 billion

[diamond] The series may invest in convertible securities.

[diamond] The series may invest up to 20% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value and to provide current income. Most of the series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease.

    The series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

PERFORMANCE TABLES

    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Schafer Mid-Cap Value Series. The bar chart shows changes in the series' performance from year to year over its life.1 The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-SCHAFER MID-CAP VALUE SERIES
[GRAPHIC OMITTED]

CALENDAR YEAR                   ANNUAL RETURN(%)
    1999                           -10.28

(1)The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 9.01% (quarter ended June
   1999) and the lowest return for a quarter was -15.6% (quarter ended September
   1999).

----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)(1)    YEAR      THE SERIES(2)
----------------------------------------------------------------
  Phoenix-Schafer Mid-Cap Value
  Series                              -10.28%       -11.76%
----------------------------------------------------------------

  S&P 500 Index(3)                     21.14%        22.06%
----------------------------------------------------------------

(1)The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2)Since March 2, 1998.

(3)The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                       None
Sales Charge imposed on reinvested dividends            None
Deferred Sales Charge                                   None
Redemption Fee                                          None
Exchange Fee                                            None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
Management Fees                                        1.05%
Distribution and Service (12b-1) Fees                   None
Other Expenses                                         1.53%
                                                     --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)             2.58%
                                                       =====

(1)The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Schafer Mid-Cap Value Series' expenses other than management fees to the extent that such expenses exceed 0.15%. Actual total Annual series Operating Expenses after expense reimbursement were 1.20% for the year ended December 31, 1999.



                                         Phoenix-Schafer Mid-Cap Value Series 47

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------
                          1 YEAR   3 YEARS  5 YEARS 10 YEARS
--------------------------------------------------------------
  Phoenix-Schafer
  Mid-Cap Value Series     $261     $802    $1,370   $2,915
--------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                  FROM
                                                     YEAR       INCEPTION
                                                     ENDED      3/2/98 TO
                                                   12/31/99      12/31/98
                                                   --------      --------
Net asset value, beginning of period...............  $ 8.84       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....................    0.11         0.03(4)
  Net realized and unrealized gain (loss)..........   (1.02)       (1.16)
                                                      -----        -----
    TOTAL FROM INVESTMENT OPERATIONS...............   (0.91)       (1.13)
                                                      -----        -----
LESS DISTRIBUTIONS
  Dividends from net investment income.............   (0.11)       (0.03)
    TOTAL DISTRIBUTIONS............................   (0.11)       (0.03)
                                                      -----        -----
CHANGE IN NET ASSET VALUE..........................   (1.02)       (1.16)
                                                      -----        -----
NET ASSET VALUE, END OF PERIOD.....................   $7.82        $8.84
                                                      =====        =====
Total Return.......................................  (10.28)%     (11.37)%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)............ $8,635        $7,896
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses3..............................    1.20%        1.20%(1)
  Net investment income............................    1.40%        0.52%(1)
Portfolio turnover rate............................      29%          21%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.58% and 2.77% for the periods ended December 31, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.



48 Phoenix-Schafer Mid-Cap Value Series

PHOENIX-SENECA MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Seneca Mid-Cap Growth Series has an investment objective of capital appreciation. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[daimond] The series will invest in equity securities, primarily common stocks of growth companies. Under normal circumstances the series will invest at least 65% of its total assets in companies with market capitalizations between $500 million and $5 billion. The series may at times have significant investments in companies with higher or lower market capitalizations.

[daimond] The advisor is responsible for managing the series' investment program and the general operation of the series. The subadvisor manages the investments of the series by selecting securities of companies that meet certain fundamental standards and that the subadvisor believes will demonstrate greater long-term earnings growth than the average company included in the S&P Midcap 400 Index.

[daimond] The subadvisor may buy securities in anticipation of short-term price gains.

[daimond] The series may invest in preferred stocks, warrants and debt instruments, including bonds convertible into common stocks.

[daimond] The series may invest up to 35% of its net assets in below investment grade bonds (so called "junk bonds").

[daimond] The series may lend up to one-third of its net assets at market value to increase its investment returns.

[daimond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers.

[daimond] The series may invest up to 20% of its net assets in options and futures contracts. The series intends to invest in these securities primarily for "hedging" purposes but may invest up to 5% of its net assets in these securities as an investment unrelated to hedging purposes.

[daimond] The series may invest up to 15% of its assets in securities that are not liquid, such as private placements and repurchase agreements that have maturities of more than 7 days.

[daimond] Temporary Defensive Strategy. If the subadvisor believes that market conditions are not favorable to the series' principal strategies, the series may invest without limit in cash and cash equivalents. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the subadvisor expects to increase in value. Most of the series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. Decreases in share value from day to day will be "paper" losses unless you actually sell your shares. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The series may buy securities in anticipation of short-term price gains. Gains depend on the ability of the subadvisor to predict correctly the increase to securities prices. Securities prices may not increase as anticipated. This may increase the series' overall trading volume especially if prices do not rise as expected. Frequent and active trading may increase transaction costs for the series.

    The series' investment focus is on companies with medium capitalizations. It also may invest in small companies as well as large companies. Investments in companies with small and medium capitalizations make the series more volatile than series which invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may invest in below investment grade securities (so called "junk bonds"). Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities.

    The series may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the series can suffer losses.

    The series may invest in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.


                                         Phoenix-Seneca Mid-Cap Growth Series 49

    The series may buy and write options and enter into futures contracts and swap agreements primarily to minimize the risk of other investments it makes for the series. These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited.

    The series may invest in illiquid securities that cannot be sold quickly. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

PERFORMANCE TABLES

    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Seneca Mid-Cap Growth Series. The bar chart shows changes in the series' performance from year to year over its life.1 The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-SENECA MID-CAP GROWTH SERIES
[GRAPHIC OMITTED]

CALENDAR YEAR                   ANNUAL RETURN(%)
    1999                            45.62

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 44.87% (quarter ended December 1999) and the lowest return for a quarter was -4.06% (quarter ended March 1999).

----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)(1)    YEAR      THE SERIES(2)
----------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth        45.62%        36.67%
  Series
----------------------------------------------------------------
  S&P Mid-Cap 400 Index(3)             14.72%        14.77%
----------------------------------------------------------------

(1) The Series' Total Return in This Table Does Not Reflect the Deduction of Any Separate Account or Contract Charges. the Return Would Have Been Less Than Those Shown If Such Charges Were Deducted.

(2) Since March 2, 1998.

(3) The S&P Mid-Cap 400 Index is an unmanaged, but commonly used measure of total return performance of mid-capitalization companies which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)
Management Fees                                          0.80%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           1.24%
                                                       --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES1                 2.04%
                                                         =====

(1) The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Seneca Mid-Cap Growth Series' operating expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.25%. Actual Total Annual series' Operating Expenses after expense reimbursement were 1.05% for the year ended December 31, 1999.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------
                          1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
Phoenix-Seneca Mid-
Cap Growth Series          $207     $640    $1,098    $2,369
--------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



50 Phoenix-Seneca Mid-Cap Growth Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                     FROM
                                                        YEAR       INCEPTION
                                                        ENDED      3/2/98 TO
                                                      12/31/99      12/31/98
                                                      --------      --------
Net asset value, beginning of period.................   $12.16       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).......................       --(4)      0.01(4)
  Net realized and unrealized gain (loss)............     5.54         2.16
                                                         -----        -----
    TOTAL FROM INVESTMENT OPERATIONS.................     5.54         2.17
                                                         -----        -----
LESS DISTRIBUTIONS
  Dividends from net investment income...............      --         (0.01)
                                                          ---         -----
  Dividends from net realized gains..................    (0.42)         --
                                                         -----         ---
    TOTAL DISTRIBUTIONS..............................    (0.42)       (0.01)
                                                         -----        -----
CHANGE IN NET ASSET VALUE............................     5.12         2.16
                                                         -----        -----
NET ASSET VALUE, END OF PERIOD.......................   $17.28       $12.16
                                                        ======       ======
Total Return.........................................    45.62%       21.75%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).............. $21,857       $7,897
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)..............................     1.05%        1.05%(1)
  Net investment income (loss).......................    (0.33)%       0.15%(1)
Portfolio turnover rate..............................      169%         127%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.04% and 2.82% for the periods ended December 31, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.


                                         Phoenix-Seneca Mid-Cap Growth Series 51

PHOENIX-SENECA STRATEGIC THEME SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    The Phoenix-Seneca Strategic Theme Series has an investment objective of long-term capital appreciation through investing in securities of companies benefiting from long-term trends present in the United States and abroad. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest primarily in common stocks of companies believed by the advisor to have substantial potential for capital growth by being well positioned to benefit from -
          o  cultural
          o  demographic
          o  regulatory
          o  social
          o  technological
          changes worldwide.

[diamond] The advisor will seek to identify those companies which, in addition to being well positioned to benefit from identified themes, also -
          o have good financial resources
          o provide satisfactory return on capital
          o has enhanced industry position
          o has demonstrated superior management skills

[diamond] Advisor will establish strategic themes (major changes affecting markets for a prolonged periods of time) and tactical themes (focused, short-term).

[diamond] The series may invest in preferred stocks, investment grade bonds, convertible preferred stocks and convertible debentures.

[diamond] The series may invest up to 35% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS

    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value. Most of the series' investments will be in common stocks and other equity securities. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease.

    The series may invest in securities issued by small companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

    Investing in a single economic theme can make the series more vulnerable to adverse economic, political or regulatory developments than a diversified portfolio.

    The advisor may not accurately anticipate emerging market trends, or may not exploit such investment opportunities, or may not divest such investments at the proper time.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Seneca Strategic Theme Series. The bar chart shows changes in the series' performance from year to year over its life.1 The table shows how the series' average annual returns for one year and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-SENECA STRATEGIC THEME SERIES
[GRAPHIC OMITTED]

CALENDAR YEAR                   ANNUAL RETURN(%)
    1997                            17.16
    1998                            44.69
    1999                            54.98


(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 37.46% (quarter ended December 1998) and the lowest return for a quarter was -7.15% (quarter ended September 1998).



52 Phoenix-Seneca Strategic Theme Series

---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                     LIFE OF
  (FOR THE PERIODS ENDED 12/31/99)   ONE YEAR    THE SERIES(1)
---------------------------------------------------------------
  Phoenix-Seneca Strategic Theme      54.98%        31.16%
  Series
---------------------------------------------------------------
  S&P MidCap 400 Index(2)             14.72%        21.71%
---------------------------------------------------------------
  S&P 500 Index(3)                    21.14%        26.65%
---------------------------------------------------------------

(1) Since January 29, 1996.

(2) The S&P MidCap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion which includes net dividends reinvested.

(3) The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                        None
Sales Charge imposed on reinvested dividends             None
Deferred Sales Charge                                    None
Redemption Fee                                           None
Exchange Fee                                             None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM SERIES' ASSETS)
Management Fees                                         0.75%
Distribution and Service (12b-1) Fees                    None
Other Expenses                                          0.22%
                                                      --------
TOTAL ANNUAL SERIES' OPERATING EXPENSES                 0.97%
                                                        =====


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------
                            1 YEAR  3 YEARS  5 YEARS 10 YEARS
---------------------------------------------------------------
  Phoenix-Seneca Strategic    $99     $309    $536    $1,190
  Theme Series
---------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



                                        Phoenix-Seneca Strategic Theme Series 53

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.


                                                                                                                         FROM
                                                                                       YEAR ENDED DECEMBER 31,         INCEPTION
                                                                                       -----------------------        1/29/96 TO
                                                                               1999          1998         1997         12/31/96
                                                                               ----          ----         ----         --------
Net asset value, beginning of period.......................................   $15.40         $11.32       $10.98       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............................................       --           0.01         0.05         0.04
  Net realized and unrealized gain (loss)..................................     8.19           5.03         1.82         0.99
                                                                               -----          -----        -----        -----
    TOTAL FROM INVESTMENT OPERATIONS.......................................     8.19           5.04         1.87         1.03
                                                                               -----          -----        -----        -----
LESS DISTRIBUTIONS
  Dividends from net investment income.....................................       --          (0.01)       (0.05)       (0.04)
  Dividends from net realized gains........................................    (2.36)         (0.95)       (1.16)          --
  In excess of net realized gains..........................................    (0.55)           --         (0.31)          --
  Tax return of capital....................................................    (0.47)           --         (0.01)       (0.01)
                                                                               -----           ---          -----       -----
    TOTAL DISTRIBUTIONS....................................................    (3.38)         (0.96)       (1.53)       (0.05)
                                                                               -----          -----        -----        -----
CHANGE IN NET ASSET VALUE..................................................     4.81           4.08         0.34         0.98
                                                                               -----          -----        -----        -----
NET ASSET VALUE, END OF PERIOD.............................................   $20.21         $15.40       $11.32       $10.98
                                                                              ======         ======       ======       ======
Total Return...............................................................    54.98%         44.69%       17.16%       10.33%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)....................................  $177,351       $75,098      $47,620      $25,972
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.......................................................     0.97%          0.99%        1.00%(3)     1.00%(1,3)
  Net investment income (loss).............................................    (0.18)%        (0.01)%       0.42%        0.64%(1)
Portfolio turnover rate....................................................      150%           364%         642%         391%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.14% and 1.28% for the periods ended December 31, 1997 and 1996, respectively.



54 Phoenix-Seneca Strategic Theme Series

ADDITIONAL DISCUSSION OF EACH SERIES' INVESTMENT STRATEGIES AND MANAGEMENT
--------------------------------------------------------------------------------


PHOENIX-ABERDEEN INTERNATIONAL SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series' investment objective is high total return consistent with reasonable risk. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations. The series may invest in any region of the world. Under normal circumstances, the series will invest at least 80% of its total assets in the securities of issuers located in at least 3 different countries.

    The series will invest primarily in common stocks. The series also may invest in other equity securities, including preferred stocks, securities convertible into common stocks, warrants and rights to purchase common stock, and in bonds, notes and other debt securities. Although the series intends to invest primarily in established companies, the series may invest in securities of issuers of any size, in countries with developed markets and countries with emerging markets.

    The series also may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor feels that such securities are appropriate for the achievement of the series' investment objective. Market values of fixed income securities typically move in the opposite direction from changes in interest rates. Therefore, investing in fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

    The nonconvertible fixed income securities referred to above may consist of:

[diamond] Corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the 3 highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality.

[diamond] Securities issued by foreign governments and supranational agencies
          (such as the World Bank).

    The series may invest up to 10% of its net assets in fixed income securities rated below investment grade (commonly referred to as "junk bonds").

    Temporary defensive strategy: if the advisor believes that market conditions are not favorable to the series' principal strategies, the series may invest without limit in U.S. government securities and in money market instruments. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is total return. The advisor intends to invest assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series share values may decline. Share values also can decline if the specific companies selected for series investment fail to perform as the advisor or subadvisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

FOREIGN INVESTING
    The series will invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.


                                                     Phoenix Edge Series Fund 55

    Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly-available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Significant portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance or price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

EMERGING MARKET INVESTING
    The series may invest in companies located in emerging market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

    The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in these countries.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in large and small companies throughout the world. Companies with small capitalization are often companies with a limited operating history or companies in industries which have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

MUTUAL FUND INVESTING
    The series may invest in other mutual funds to take advantage of investment opportunities in certain countries where the series otherwise would not be able to invest or where the size of a series investment in any particular country would be too small. The series may invest up to 10% of its assets in the shares of other mutual funds.


56 Phoenix Edge Series Fund

However, the series will not invest more than 5% of its assets in any one mutual fund. When the series purchases shares of another mutual fund, the assets invested in the other mutual fund incur a layering of expenses, including operating costs, advisory fees, and administrative fees that you indirectly bear.

MANAGEMENT OF THE SERIES
THE ADVISOR

    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 additional mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Aberdeen Fund Managers, Inc. ("Aberdeen") is the investment subadvisor to the series and is located at One Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. Aberdeen acts as subadvisor to 2 other funds. As of December 31, 1999, Aberdeen had $1.65 billion under management.


    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio and managing the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

---------------------------------------------------------------
                      FIRST          NEXT           OVER

                  $250,000,000   $250,000,000   $500,000,000
---------------------------------------------------------------
  Management         0.75%          0.70%          0.65%
  Fee
---------------------------------------------------------------


    During the series' last fiscal year, it paid total management fees of $1,915,372. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.75%. The total advisory fee of 0.75% of the aggregate net assets of the series is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the series.


    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

PORTFOLIO MANAGEMENT
    The investment and trading decisions for the Phoenix-Aberdeen International Series are made by a team of the advisor's equity investment professionals. The advisor has retained Aberdeen Fund Managers, Inc. for advice and assistance in making investment and trading decisions. Aberdeen Fund Managers, Inc. does not have discretionary authority to manage the Phoenix-Aberdeen International series.

PHOENIX-ABERDEEN NEW ASIA SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series has an investment objective of long-term capital appreciation. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of primarily equity securities of companies located in Asia (other than Japan). Under normal circumstances, the series intends to invest at least 65% of its total assets invested in the equity securities of such companies.

    The advisor selects securities of companies that meet certain fundamental standards and that the advisor believes have the market potential for above average market appreciation.

    The series will, under normal circumstances, invest at least 65% of its total assets in a diversified portfolio of equity securities of issuers organized and principally doing business in Asia, other than Japan, and whose principal securities, such as common stock, are actively traded on recognized stock exchanges of those countries.

    A company is principally operating in Asia if

[diamond] at least 50% of revenues or profits are from Asian countries or

[diamond] at least 50% of their assets are located in Asian countries.

    The series ordinarily will be invested in 3 or more of the following countries:

     o China                    o Hong Kong
     o India                    o Indonesia
     o South Korea              o Malaysia
     o Pakistan                 o Philippines
     o Singapore                o Sri Lanka
     o Taiwan                   o Thailand

    If the advisor considers it appropriate, the series also may invest in South Pacific nations such as Australia and New Zealand.

    In determining the appropriate distribution of investments among various countries and geographic regions, the advisor ordinarily will consider the following factors:


                                                     Phoenix Edge Series Fund 57

[diamond]  prospects for relative economic growth among Asian countries;

[diamond]  expected levels of inflation;

[diamond]  relative price levels of the various capital markets;

[diamond]  governmental policies influencing business conditions;

[diamond]  the outlook for currency relationships; and

[diamond]  the range of individual investment opportunities available to the international investor.

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investments characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    In certain countries, investments may be made only by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The series may therefore invest in the securities of other investment companies subject to the limitations. The series' purchase of the securities of other investment companies (and closed-end companies) results in the layering of expenses, including operating costs, investment advisory and administrative fees.

    The series may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The series' reserves may be invested in domestic as well as foreign short-term money market instruments, including, but not limited to:

[diamond] government obligations;

[diamond] certificates of deposit;

[diamond] bankers' acceptances;

[diamond] time deposits;

[diamond] commercial paper;

[diamond] short-term corporate debt securities; and

[diamond] repurchase agreements.

    When the series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the series' investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

FOREIGN INVESTING
    The series invests in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

    Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity.

    Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets will be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities


58 Phoenix Edge Series Fund
denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.


EMERGING OR DEVELOPING MARKETS
    The series will make investments in developing or emerging countries which involve exposure to economic systems that are generally less diverse and mature than in the United States, and to political systems that are less stable. In the past, markets of developing countries have been more volatile than the markets of developed countries.


MANAGEMENT OF THE SERIES

THE ADVISOR

    Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PAIA also acts as the investment advisor to Phoenix-Aberdeen Series Fund. As of December 31, 1999, PAIA had $60.9 million in assets under management.

    Subject to the direction of the Fund's Board of Trustees, PAIA is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PAIA manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PAIA a monthly investment management fee that is accrued daily against the value of the series' net assets at the rate of 1.00% annually.

    During the series' last fiscal year, the series paid total management fees of $131,315. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 1.00%.

PORTFOLIO MANAGEMENT
    Aberdeen Fund Managers, Inc. ("Aberdeen") is the investment subadvisor to the series and is located at One Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. Aberdeen acts as subadvisor to 2 other funds. As of December 31, 1999, Aberdeen had $1.65 billion assets under management.


PHOENIX-BANKERS TRUST DOW 30 SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial AverageSM (the "DJIASM") before fund expenses. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series is an "index fund" and invests primarily in the equity securities of the 30 companies comprising the DJIA[servicemark] (known as the "Dow 30[servicemark]") in the same proportions that they are represented in the DJIA[servicemark]. The series employs a "passively" managed investment approach.

    The DJIA[servicemark] currently consists of 30 of the most widely held and actively traded stocks listed on the New York Stock Exchange. The stocks in the DJIA[servicemark] represent companies that typically are dominant firms in their respective industries. Normally, the series will invest substantially all of its total assets in the stocks of the DJIA[servicemark] and "Equity Equivalents" (described below) that offer participation in the performance of the stocks in the DJIA[servicemark]. The portion of the series' total assets invested in the stocks in the DJIA[servicemark] will vary from time to time.

    Equity Equivalents include stock index futures contracts and publicly-traded index securities (such as DIAMONDS[servicemark]). Stock index futures contracts are agreements whereby 2 parties agree to take or make delivery of an amount of cash based on the value of an index (such as the DJIA[servicemark]) on specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the


                                                     Phoenix Edge Series Fund 59
index. DIAMONDS represent proportionate undivided interests in a portfolio of securities consisting of all of the component common stocks of the DJIA[servicemark] and are listed on the American Stock Exchange. Equity Equivalents may be used for several purposes: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the DJIA[servicemark].

    The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the DJIA[servicemark] of at least .98 before expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the DJIA[servicemark]. The investment manager monitors the correlation of the performance of the series in relation to the DJIA[servicemark] under the supervision of PVA and the Board of Trustees. In the unlikely event that a high correlation is not achieved, PVA and the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

RISKS RELATED TO INVESTMENT STRATEGIES
    You could lose money on your investment in the series, or the series could under perform other investments, if the value of the DJIA[servicemark] goes down. Unlike other funds that do not attempt to track an index, the series may not use certain techniques to reduce the risk of loss. For example, the series will not keep any significant portion of its assets in cash. As a result, the series may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the series has expenses whereas the DJIA[servicemark] does not, the series' performance will tend to underperform the performance of the DJIA[servicemark].

    The series' "non-diversified" status allows it to invest more than 5% of its assets in the stock of a single company. To the extent the series invests a greater percentage of its assets in a single company, it has greater exposure to the performance and risks of the stock of that company.


    An investment in the series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, CT 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is a new investment advisor created to actively monitor and manage subadvisor performance.


    Bankers Trust Company ("Bankers Trust") serves as subadvisor to the Phoenix-Bankers Trust Dow 30 Series. Bankers Trust, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is an indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"), and has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. Deutsche Bank is split into 5 business divisions, including Deutsche Asset Management, which encompasses the investment management capabilities of Bankers Trust. At December 31, 1999, Deutsche Asset Management had $580 billion in assets under management globally; and in the U.S., Deutsche Asset Management is responsible for $287 billion in client assets.


    PVA, subject to the supervision and direction of the Board of Trustees, is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies. Bankers Trust, as subadvisor, is responsible for the day-to-day management of the holdings of the series, makes investment decisions for the series, places orders to purchase and sell securities and other financial instruments on behalf of the series and employs professional investment managers and securities analysts who provide research services to the series. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as Advisor.

    The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.35%.

    This series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial AverageSM, which is determined, composed and calculated by Dow Jones without regard to the Fund or the series. Dow Jones has no obligation to take the needs of Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial AverageSM. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE[servicemark] OR ANY DATA INCLUDED THEREIN AND DOW JONES


60 Phoenix Edge Series Fund

SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Duff & Phelps Real Estate Securities Series has an investment objective of capital appreciation and income with approximately equal emphasis on each. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invest in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry. Under normal circumstances, the series intends to invest at least 75% of the series' total assets in these securities.

    REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs.

[diamond] Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value.

[diamond] Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

[diamond] Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

    The series intends to emphasize investment in equity REITs.

    In determining whether an issuer is "principally engaged" in the real estate industry, the advisor seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities of real estate companies considered for purchase by the series will consist of shares of beneficial interest, marketable common stock, rights or warrants to purchase common stock, and securities with common stock characteristics such as preferred stock and debt securities convertible into common stocks.

    The series also may invest up to 25% of its total assets in

[diamond] marketable debt securities of companies principally engaged in the real estate industry;

[diamond] mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOS");

[diamond] short-term investments.

    The series invests in debt securities only if, at the date of investment, they are rated within the 4 highest grades as determined by Moody's or by S&P or, if not rated are judged by the advisor to be of equivalent quality. Securities rated at the lowest of the 4 grades are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened ability to make principal and interest payments in the case of such obligations than is the case of higher grade securities. The series is not required to dispose of debt securities whose credit quality falls below investment grade. Unrated debt securities may be less liquid then comparable rated debt securities and may involve somewhat greater risk then rated debt securities.

    For temporary defensive purposes (as when market conditions in real estate securities are so extraordinarily adverse that the advisor believes there are extraordinary risks associated with investment in those securities), the series may invest up to 100% of its total assets in short-term investments such as:

[diamond] money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

[diamond] repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million;

[diamond] high-grade commercial paper rated at time of purchase in the top 2 categories by a national rating agency or


                                                     Phoenix Edge Series Fund 61
          determined to be of comparable quality by the advisor; and

[diamond] other long- and short-term instruments which are rated A or higher by S&P or Moody's at the time of purchase.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is capital appreciation and income. The value of your shares is based on the market value of the series' investments. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In the case of fixed income securities, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Income distribution also will affect the series' return. If the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that your should note.

    The series is "non-diversified" under the federal securities laws. As a non-diversified portfolio, there is no restriction on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent that the series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

    Although the series does not invest directly in real estate, it does invest primarily in real estate securities and, as a result, the value of shares of the series will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include:

[diamond] possible declines in the value of real estate;

[diamond] risks related to general and local economic conditions;

[diamond] possible lack of availability of mortgage funds;

[diamond] overbuilding;

[diamond] extended vacancies of properties;

[diamond] increases in competition, property taxes and operating expenses;

[diamond] changes in zoning laws;

[diamond] costs of clean-up of and liability for environmental problems;

[diamond] casualty or condemnation losses;

[diamond] uninsured damages from flood, earthquakes or other natural disasters;

[diamond] limitations on and variations in rents;

[diamond] dependency on property management skill;

[diamond] the appeal of properties to tenants; and

[diamond] changes in interest rates.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are:

[diamond] dependent upon management skills,

[diamond] are not diversified, and

[diamond] are subject to the risks of financing projects.

    The series may invest in new or unseasoned REIT issuers and it may be difficult or impossible for the advisor to ascertain the value of the REIT's underlying assets, management capabilities and growth prospects. REITs whose underlying assets include long-term health care projects, such as nursing, retirement and assisted living homes may be affected by federal regulations concerning the health care industry.

    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rated decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. On the other hand, since interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align


62 Phoenix Edge Series Fund
themselves to current market interest rates. The value of such investments fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
    It is difficult to predict cash flows from mortgage-backed securities. Payments of principal and interest on the underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

    In the event of high prepayments, the series may be required to invest these proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

GOVERNMENT SECURITIES
    Obligations issued or guaranteed by federal, state, and municipal governments, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of series shares will increase.

MANAGEMENT OF THE SERIES


THE ADVISOR
    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor of the series. DPIM is a subsidiary of Phoenix Investment Partners, Inc. ("PXP") and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. PXP is a NYSE traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. DPIM also serves as investment advisor to the Core Equity Fund of Phoenix Equity Series Fund, the Managed Bond and Growth Stock Portfolios of Phoenix Duff & Phelps Institutional Mutual Funds, the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund and 3 closed-end funds:
Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. As of December 31, 1999, DPIM had approximately $15.6 billion in assets under management.


    Subject to the direction of the Fund's Board of Trustees, DPIM is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. DPIM manages the series' assets to conform with the investment policies as described in this prospectus. The series pays DPIM a monthly investment management fee that is accrued daily against the value of the series' net assets at following rates.

  ------------------------------------------------------------------
                                 $1+ BILLION THROUGH
                   1ST BILLION        $2 BILLION        $2+ BILLION
  ------------------------------------------------------------------
   Management Fee     0.75%              0.70%             0.65%
  ------------------------------------------------------------------


    During the Fund's last fiscal year, the series paid total management fees of $224,670. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.75%.

PORTFOLIO MANAGEMENT
    Michael Schatt is responsible for managing the assets of the Phoenix-Duff & Phelps Real Estate Securities Series. Mr. Schatt is employed as managing director of PXP and is a vice president of the series, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Multi-Portfolio Fund, Phoenix Duff & Phelps Utilities Income Inc. and DPIM. His current responsibilities include serving as coportfolio manager of the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund, the Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, and managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously he served as director of the Real Estate Advisory Practice for Coopers & Lybrand, LLP (now PricewaterhouseCoopers LLP), and has over 16 years experience in the real estate industry.


PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Engemann Capital Growth Series has an investment objective of intermediate and long-term capital appreciation, with income as a secondary consideration. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests primarily in a portfolio of common stocks. Under normal circumstances the series intends to invest at least 65% of its total assets in common stocks.

    To select securities for series investment, the advisor first determines which industries, such as health care, technology, and energy, it believes have the greatest growth potential given the advisor's future economic outlook. The advisor will then identify the amount and proportion of assets to be invested in each such industry. The advisor will then use quantitative and fundamental analysis to determine which securities to buy and sell within each industry given its asset allocation. Approximately 950 large cap stocks go through a quantitative screening process where they are ranked on a


                                                     Phoenix Edge Series Fund 63
number of factors, including earnings acceleration, earning revisions, relative strength and valuation. From these, the top 10% are analyzed for potential series investment. The advisor's analysis includes such activities as developing earnings models, visiting companies, analyzing industry information and seeking information from other research firms. Companies that the advisor believes are capable of producing long-term and above-average sustainable earnings growth relative to their cost are then selected for series investment.

    Understanding the importance of a strong sell discipline, the advisor's investment process also incorporates 3 separate sell indicators. Specifically, if any holding:

[diamond]   drops 15% or more in value relative to the S&P 500 Index;

[diamond]   falls into the bottom 20% of their quantitative ranking; or

[diamond]   reaches the advisor's target sell price,

it is reviewed by the advisor for potential sale.

    The advisor selects common stocks of companies that it believes have the potential to appreciate over both the intermediate and long terms. However, since common stocks do not always afford the greatest promise for capital appreciation, the series may invest any amount of its assets in any class or type of security believed by the advisor to offer the potential for capital appreciation over both the intermediate and long terms, including preferred stocks and investment grade bonds. When interest rates fall, generally the value of bonds rises. Distribution of income, such as dividends and interest, is incidental in the selection of investments for the series. The advisor will monitor portfolio securities to determine whether they are contributing to the investment objective. Diversification among market sectors will also be a factor in selecting securities for the series. However, the advisor will put greater emphasis on selecting securities which have good potential for appreciation rather than upon wide diversification.

    The series also may invest up to 20% of its assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics, such as:

[diamond]  higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond]  typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond]  the potential for capital appreciation if the market price of the underlying common stock increases.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    Temporary Defensive Strategy. If the advisor believes that market conditions are not favorable to the series' principal strategies, the series may invest in fixed income securities with or without warrants or conversion features and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the series.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is intermediate to long-term capital appreciation. The advisor intends to invest the series' assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you redeem shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series share values may decline. Share values also can decline if the specific companies selected for investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING

    The series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative

64 Phoenix Edge Series Fund
effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING

    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S.
companies. These include:

[diamond]   differences in accounting, auditing and financial reporting standards;

[diamond]   generally higher commission rates on foreign portfolio transactions;

[diamond]   differences and inefficiencies in transaction settlement systems;

[diamond]   the possibility of expropriation or confiscatory taxation;

[diamond]   adverse changes in investment or exchange control regulations;

[diamond]   political instability; and

[diamond]   potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

EMERGING MARKET INVESTING

    The series may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.


    The economies of developing countries generally are heavily dependent upon international trade. And accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.


MANAGEMENT OF THE SERIES


THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Roger Engemann & Associates ("Engemann") serves as subadvisor to the Phoenix-Engemann Capital Growth Series. Engemann is a wholly owned subsidiary of Pasadena Capital Corporation which, in turn, is a wholly-owned subsidiary of PXP. Engemann has been engaged in the investment management business since 1969 and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 1999, Engemann had approximately $10.9 billion in assets under management.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the fund's assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the Fund's net assets at the following rates.

---------------------------------------------------------------
                                 FIRST NEXT OVER

                  $250,000,000   $250,000,000   $500,000,000
---------------------------------------------------------------
---------------------------------------------------------------
  Management          0.70%          0.65%          0.60%
  Fee
---------------------------------------------------------------


                                                     Phoenix Edge Series Fund 65

    During the series' last fiscal year, the series paid total management fees of $12,019,040. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.62%.


PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of equity investment professionals.

PHOENIX-ENGEMANN NIFTY FIFTY SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    Phoenix-Engemann Nifty Fifty Series has an investment objective to seek long-term capital gain. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invest in approximately 50 different securities which the advisor believes represent the best potential to achieve long-term growth of capital. Dividend and interest income to be received from portfolio securities is largely incidental.

    Under normal market conditions, the series will invest at least 75% of its total assets in common stocks of high quality growth companies; most companies will have at least $50 million in annual net income.

    Companies whose common stock is purchased by the series will be listed on the NYSE or would satisfy the applicable listing requirements of the NYSE with respect to demonstrated earning power, years in operation, number of publicly-held shares and net tangible assets.

    Under normal conditions, up to 25% of the series' total assets will be invested in common stocks of corporations with rapidly growing earnings per share or in common stocks of corporations that are believed to be undervalued in the advisor's opinion. While some of these companies may be well-known and established many will be unseasoned.

    The series may invest in preferred stock, warrants and convertible debt obligations if the advisor believes these investments will help meet the series' objectives.

    Please refer to the Statement of Additional Information for more detailed information about these and other investments.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' primary focus is long-term capital appreciation. The advisor intends to invest series assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series' share values may decline. Share values also can decline if the specific companies selected for series investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


REDUCED DIVERSIFICATION
    This series will invest in a much smaller number of companies than the average equity growth fund. Consequently, this series may be more sensitive to changes in the market value of a single issuer or of an industry held in its portfolio. The net asset value of the series may fluctuate substantially. This series may not be appropriate for short-term investors.


MANAGEMENT OF THE SERIES


THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 additional mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in



66 Phoenix Edge Series Fund
assets under management. PIC has acted as an investment advisor for over 60 years.


    Roger Engemann & Associates ("Engemann") serves as subadvisor to the Phoenix-Engemann Nifty Fifty Series. Engemann is a wholly owned subsidiary of Pasadena Capital Corporation which, in turn, is a wholly-owned subsidiary of PXP. Engemann has been engaged in the investment management business since 1969 and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 1999, Engemann had approximately $10.9 billion in assets under management.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the domestic portion of the series' portfolio. Engemann, as subadvisor, is responsible for the day-to-day management of the holdings of the series. Both PIC and Engemann manage the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of that series' net assets at the following rates.

--------------------------------------------------------------
                    FIRST           NEXT           OVER
                 $250,000,000   $250,000,000   $500,000,000
--------------------------------------------------------------
 Management          0.90%          0.85%          0.80%
 Fee
--------------------------------------------------------------


    During the series' last fiscal year, the series paid total management fees of $322,073. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.90%. The total advisory fee of 0.90% of the aggregate net assets of the series is greater than that for most funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the series.


PORTFOLIO MANAGEMENT
    Roger Engemann, James E. Mair and John S. Tilson are primarily responsible for the day-to-day management of the series. Messrs.
Engemann, Mair and Tilson also manage the investment portfolio of Phoenix Aggressive Growth Fund of Phoenix Series Fund. Each is a managing director, equities of PIC. Mr. Engemann has been president of Engemann since its inception. Messrs. Mair and Tilson are both executive vice presidents of Engemann, and both have been with Engemann since 1983.

PHOENIX-FEDERATED U.S. GOVERNMENT
BOND SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series' investment objective is to pursue total return by investing primarily in debt obligations of the U.S. government, its agencies and instrumentalities. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests primarily in debt obligations (i.e., bills, notes, and bonds) of the U.S. government, its agencies and instrumentalities, with at least 65% of the value of its total assets being invested under normal circumstances in U.S. government bonds. As a matter of operating policy, the series invests 100% of its assets in a portfolio of direct obligations of the U.S. government, its agencies and instrumentalities. The series' advisor actively manages its portfolio, seeking to limit the interest rate risk taken by the series while selecting investments that should offer enhanced returns based upon the advisor's interest rate outlook. A description of the various types of securities in which the series invests, and their risks, immediately follows this strategy section.

    The advisor manages the series' interest rate risk by limiting the dollar-weighted average duration of its portfolio securities. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates. As a matter of investment policy, under normal market conditions, the advisor limits the average duration of the portfolio to within 20% of the duration of the Merrill Lynch 10+ Year Treasury Index (the "Index"). This Index includes all U.S. Treasury notes and bonds with maturities of greater than 10 years.

    The advisor uses 3 principal methods to enhance the portfolio's returns as compared to the Index. First, the advisor tries to extend the portfolio's average duration when it expects interest rates to fall and shorten the duration when it expects interest rates to rise. This method seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

    Second, in constructing a portfolio with a targeted average duration, the advisor tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates.

    Third, the advisor tries to obtain securities issued by agencies and instrumentalities of the U.S. that it expects to provide better returns than U.S. Treasury securities of

                                                    Phoenix Edge Series Fund 67
comparable duration. Through ongoing relative value analysis, the advisor generally compares current yield differences of securities to their historical and expected yield differences.

    The advisor's interest rate outlook is the most important factor in selecting the methods used to manage the series' portfolio. The advisor formulates its interest rate outlook by analyzing a variety of factors such as:

o   current and expected U.S. economic growth;

o   current and expected interest rates and inflation;

o   the Federal Reserve Board's monetary policy; and

o   changes in the supply of or demand for U.S.
    government securities.

    In selecting individual securities, the advisor analyzes how the security should perform in response to expected interest rate changes as compared to other securities of comparable risk.

    The series also invests in repurchase agreements for U.S. government securities. Repurchase agreements are collateralized by the same types of securities in which the series invests. The series uses repurchase agreements to invest cash balances and shorten duration.

TEMPORARY DEFENSIVE INVESTMENTS
    The series may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term, higher-quality debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet contractholder redemptions during adverse market conditions. This may cause the series to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by contractholders.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE SERIES INVESTS?
    The series invests in the following types of U.S. government securities:

U.S. TREASURY SECURITIES
    Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

U.S. GOVERNMENT AGENCY SECURITIES
    Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority.

 INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES
    The advisor will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the series must rely entirely upon the advisor's credit assessment that the security is comparable to investment grade.

RISKS RELATED TO INVESTMENT STRATEGIES

INTEREST RATE RISKS
    The series' focus is total return from investing in fixed income obligations of the U.S. government and its agencies.


    The value of fixed income securities will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.


MANAGEMENT OF THE SERIES


THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, CT 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is a new investment advisor established to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

    Federated Investment Management Company ("Federated") serves as subadvisor to the Phoenix-Federated U.S. Government Bond Series. Federated, a Delaware business trust with principal offices at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, is a wholly-owned subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors Inc. advise approximately 175 mutual funds and separate accounts which total approximately $103.2 billion in assets as of December 31, 1999.

    PVA, subject to the supervision and direction of the Board of Trustees, is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies. Federated, as subadvisor, is responsible for the day-to-day management of the holdings of the series, makes investment decisions for the series, places orders to purchase and sell securities and other financial instruments on behalf of the series and employs professional investment managers and securities analysts who provide research services to the series.


    The series pays PVA a monthly investment management fee that is accrued daily against the value of that series net assets at the rate of 0.60%. During the series' last fiscal year, the series paid total management fees of $1,301.


68 Phoenix Edge Series Fund

PORTFOLIO MANAGEMENT
    Susan M. Nason has been the portfolio manager of the publicly-sold Federated U.S. Government Bond Fund since 1994. Ms. Nason joined Federated in 1987 and has been a senior portfolio manager and senior vice president of Federated since 1997. She served as a portfolio manager and vice president of the Federated from 1993 to 1997. Ms. Nason is a chartered financial analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

    Donald T. Ellenberger has been the portfolio manager of the publicly-sold Federated U.S. Government Bond Fund since 1997. Mr.
Ellenberger joined Federated in 1996 as a portfolio manager and a vice president of Federated. From 1986 to 1996, he served as a trader/portfolio manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

PHOENIX-GOODWIN MONEY MARKET SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The advisor may not purchase securities with the highest available yield if the advisor believes that such an investment is inconsistent with the series objectives of preservation of capital and maintenance of liquidity.

    The series will invest in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

    The following money market instruments are the only investments the series will have in its portfolio at any time:

[diamond]   Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:

    o   the Government National Mortgage Association (GNMA),
    o   the Federal Home Loan Mortgage Corporation (FHLMC),
    o   the Federal National Mortgage Association (FNMA),
    o   Student Loan Marketing Association (SLMA),
    o   other federal agencies;

[diamond]   Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S.
            banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;

 [diamond]  Dollar-denominated obligations guaranteed by banks or savings and loan associations;

 [diamond]  Federally insured obligations of other banks or savings and loan associations;

[diamond]   Commercial paper;

[diamond]   Short-term corporate obligations; and

[diamond]   Repurchase agreements:

    o A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price.

    o The advisor will enter into repurchase agreements only with those sellers that it deems creditworthy.

    Investments in the series generally will be limited to securities in the 2 highest short-term rating categories with at least 95% of the series' total assets invested in securities in the highest rating category. Securities in the highest rating category carry the smallest degree of investment risk.

    The series may invest more than 25% of its assets in the domestic banking industry.

    The short-term nature of money market instruments and the series' strategies may result in a higher turnover rate as compared to other types of funds.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

                                                     Phoenix Edge Series Fund 69

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

INVESTMENTS NOT GUARANTEED
    Unlike cash held in a bank, investments in the series are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NET ASSET VALUE LESS THAN $1.00
    If the net asset value drops below $1.00 per share, you could lose money.

CREDIT RATING DECREASE
    A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the series' stream of income and decrease the series' yield.

REPURCHASE AGREEMENTS
    If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

MANAGEMENT OF THE SERIES


THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC" or "Advisor") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.


    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays Phoenix a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

-------------------------------------------------------------
                    FIRST          NEXT           OVER
                 $250,000,000  $250,000,000   $500,000,000
-------------------------------------------------------------
 Management Fee     0.40%          0.35%          0.30%
-------------------------------------------------------------


    During the series' last fiscal year, the series paid total management fees of $830,480. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.40%.


PORTFOLIO MANAGEMENT
    Julie Sapia is the portfolio manager of the series and is primarily responsible for the day-to-day management of its investments. Ms. Sapia has served as director, Money Market Trading of PIC since 1997. From 1991 until 1997, she served in various money market investment management positions of increasing responsibility with PIC and Phoenix Home Life Mutual Insurance Company. She also is vice president of The Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund and serves as portfolio manager for certain series of each of those funds.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Multi-Sector Fixed Income Series has an investment objective of seeking long-term total return by investing in a diversified portfolio mixture of high yield (high risk) and high quality fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests primarily in a portfolio of fixed income securities. Under normal circumstances the series intends to invest at least 65% of its total assets in various sectors of the fixed income securities market.

    The advisor will invest in any of several sectors of the fixed income securities market: high yield (high risk) fixed income securities (sometimes referred to as "junk bonds"), high quality fixed income securities, preferred stock, convertible securities, U.S. and foreign debt obligations, certificates of deposit, commercial paper, bankers' acceptances, and government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities. The series generally will be invested in each market sector, but the series may invest any amount of its assets (except for the junk bond and foreign debt limits shown below) in any one sector and may choose not to invest in certain sectors, in order to achieve its investment objective.

Special limits on investing are:

 [diamond]  no more than 35% of total assets may be invested in high yield (high risk) securities; and

70 Phoenix Edge Series Fund

 [diamond]  no more that 50% of total asset may be invested in foreign debt obligations.

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics, such as:

 [diamond]  higher yields than common stocks but lower yields than comparable nonconvertible securities;

 [diamond]  typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts; and

 [diamond]  the potential for capital appreciation if the market price of the underlying common stock increases.

    The series may invest up to 50% of its net assets in debt obligations of foreign (non-U.S.) issuers. Issuers may be in established and emerging market countries.

    Temporary Defensive Strategy. If the advisor believes that market conditions are not favorable to the series' principal strategies, the series may invest in fixed income securities with or without warrants or conversion features and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is long-term total return. The advisor intends to invest series' assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares, the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, industry declines and interest rate changes that negatively affect the companies in which the series invests, series share values may decline. Share values also can decline if the specific companies selected for investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in the debt obligations of some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their ability to repay debt. Given the limited operating history and rapidly changing fundamental prospects, profits of smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats.

FOREIGN INVESTING

    The series may invest in debt obligations of non-U.S. companies and governments. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

 [diamond]  differences in accounting, auditing and financial reporting standards;

 [diamond]  generally higher commission rates on foreign portfolio transactions;

 [diamond]  differences and inefficiencies in transaction settlement systems;

 [diamond]  the possibility of expropriation or confiscatory taxation;

 [diamond]  adverse changes in investment or exchange control regulations;

 [diamond]  political instability; and

 [diamond]  potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign debt securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available

                                                     Phoenix Edge Series Fund 71
about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

 [diamond]  known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

 [diamond]  competitive implications of increased price transparency of European
            Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

 [diamond]  issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

 [diamond]  currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

 [diamond]  potential tax consequences.

EMERGING MARKET INVESTING
    The series may invest in debt obligations of companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries.


    The economies of developing countries generally are heavily dependent upon international trade. Accordingly, economies have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.


MANAGEMENT OF THE SERIES


THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.


    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

--------------------------------------------------------------
                    FIRST           NEXT            OVER
                 $250,000,000   $250,000,000   $500,000,000
--------------------------------------------------------------
  Management         0.50%          0.45%          0.40%
  Fee
--------------------------------------------------------------


    During the series' last fiscal year, the series paid total management fees of $902,144. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.50%.

PORTFOLIO MANAGEMENT
    David L. Albrycht is portfolio manager of the series and as such, is primarily responsible for the day-to-day management of its investments. Mr. Albrycht currently manages the Phoenix-Goodwin Multi-Sector Fixed Income Series (April 1998), the Multi-Sector Fixed Income Fund (March 1994) and the Multi-Sector Short Term Bond Fund (August 1993). In addition, he manages the fixed income portion of the Oakhurst Balanced Fund, Oakhurst Strategic Allocation Fund and the Oakhurst Growth and Income Fund.


72 Phoenix Edge Series Fund

    Mr. Albrycht is a Managing Director, Fixed Income of Phoenix
Investment Partners. Prior to his current position, Mr. Albrycht was the Director of Credit Research and has held other various positions with Phoenix since 1981. He has 15 years of investment management experience.

    Mr. Albrycht holds a BS from Central Connecticut State University (cum laude), an MBA from the University of Connecticut and he has earned the right to use the Chartered Financial Analyst designation.


PHOENIX-HOLLISTER VALUE EQUITY SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series has a primary investment objectives to seek long-term capital appreciation. The series has a secondary investment objective to seek current income. There is no guarantee that the series will achieve either objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Generally the series will invest in securities traded on the New York Stock Exchange, the American Stock Exchange and in over-the-counter markets. The series is designed to invest in common stocks that meet the advisor's quantitative standards that indicate above average financial soundness and intrinsic value relative to price. Under normal circumstances the series will invest at least 65% of its total assets in common stocks.

    The advisor applies a security selection process that chooses stocks that meet certain investment criteria relating to price, dividend yield, going concern value and debt levels. The advisor considers approximately 2,500 companies, but only a few hundred meet one or more of the advisor's criteria for selection. For those that do, the advisor projects growth in earnings and dividends, earnings momentum and undervaluation based on a dividend discount model. From this analysis the advisor develops target prices and value ranges and selects the top-rated securities for purchase. While the advisor's strategy tends to concentrate its investment selections in larger issuers, the series may invest in securities of issuers of any size. Generally the advisor sells a series security when its target price is reached, when the company or its industry suffers negative changes, or when there is a significant change in the investment criteria that prompted the advisor to purchase the security. The advisor may choose to continue to hold a security that it believes suitable for the series' objectives even if it no longer meets these criteria.

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as:

 [diamond]  higher yields than common stocks but lower yields than comparable nonconvertible securities;

 [diamond]  typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

 [diamond]  the potential for capital appreciation if the market price of the underlying common stock increases.

    The series will invest only in the 4 highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

    The series may increase ownership of securities by borrowing from banks at fixed interest rates and investing the proceeds in stocks or other investments that are consistent with these investment techniques. Purchasing additional securities with borrowed funds can increase the net asset value of the series more quickly. Total borrowing cannot exceed 33% of the series' net assets, which means that after any borrowing the value of the series' assets (including the amount borrowed) must be at least 3 times the total amount borrowed for investment purposes. If the value of the series' assets decreases so that the ratio becomes less than 3 to 1, the series must reduce its outstanding loan within 3 business days to bring the ratio back to 3 to 1.

    The series may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the series' total assets. When the series lends securities in this fashion, the borrower returns the securities at a prearranged time and pays some form of premium or other fee for the transaction. The series receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

    The series may invest up to 30% of its total assets in securities of foreign (non-U.S.) issuers.

    Temporary Defensive Strategy. If the advisor believes that market conditions are not favorable to the series' principal strategies, the series may invest without limit in U.S. government securities and in money market instruments. When this happens, the series may not achieve its investment objective.

                                                    Phoenix Edge Series Fund 73

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' primary focus is long-term capital appreciation. Its secondary objective is current income. The advisor intends to invest series' assets so that your shares increase in value and so that your shares earn current income through dividends, interest or other current distributions. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series' share values may decline. Share values also can decline if the specific companies selected for series' investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the series encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

LEVERAGE
    If the series borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the series' net investment income. The advisor may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the series. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs the series will suffer greater losses than would take place if no borrowing took place. In addition, because the series must maintain a 3-to-1 ratio of net assets to debt, in a declining market it may have to sell securities under poor market conditions to maintain the required ratio.

SECURITIES LENDING
    When the series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S.
companies. These include:

 [diamond]  differences in accounting, auditing and financial reporting standards;

 [diamond]  generally higher commission rates on foreign portfolio transactions;

 [diamond]  differences and inefficiencies in transaction settlement systems;

 [diamond]  the possibility of expropriation or confiscatory taxation;

 [diamond]  adverse changes in investment or exchange control regulations;

 [diamond]  political instability; and

 [diamond]  potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be

74 Phoenix Edge Series Fund
subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

 [diamond]  known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

 [diamond]  competitive implications of increased price transparency of European
            Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

 [diamond]  issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

 [diamond]  currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

 [diamond]  potential tax consequences.


    The advisor does not expect to invest in any securities that may be adversely effected by the conversion to the Euro.


MANAGEMENT OF THE SERIES


THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 11 mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.


    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

----------------------------------------------------------------
                       FIRST          NEXT            OVER
                   $250,000,000   $250,000,000   $500,000,000
----------------------------------------------------------------
 Phoenix-
 Hollister Value       0.70%          0.65%          0.60%
 Equity Series
----------------------------------------------------------------


    PIC has voluntarily agreed to assume total series' operating expenses excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 2000, to the extent that such expenses exceed 0.15% of the series' average annual net asset values.

    During the series' last fiscal year, the series paid total management fees of $76,847. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.70%. The advisory fee is greater than that for most series; however, the Trustees have determined that it is comparable to fees charged by other series whose investment objectives are similar to those of the series.


PORTFOLIO MANAGEMENT
    Christian C. Bertelsen serves as portfolio manager of the Phoenix-Hollister Value Equity Series, and is primarily responsible for the day-to-day management of the series' investments. Mr. Bertelsen joined Phoenix Investment Counsel, Inc. in July 1997. Previously, from 1996 to July 1997, Mr. Bertelsen was employed by Dreman Value Advisors where he served as chief investment officer and portfolio manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a Senior Vice President of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund.

                                                    Phoenix Edge Series Fund 75

PHOENIX-J.P. MORGAN RESEARCH ENHANCED
INDEX SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    Phoenix-J.P. Morgan Research Enhanced Index Series has an investment objective to seek high total return by investing in a broadly diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of securities of large and medium capitalized companies within the market sectors reflected in the S&P 500.

    Under normal market conditions, the series will invest at least 80% of its total assets in common stocks and other equity securities.

    The series will invest in securities that the advisor believes to be undervalued and which offer growth potential and an overall volatility of return similar to that of the S&P 500.

    The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the following sectors:

[diamond]   industrial

[diamond]   financial

[diamond]   public utilities

[diamond]   transportation

    The Advisor and/or Subadvisor will seek to reduce the series' volatility relative to the S&P 500 by attempting to generally match the series' equities holdings to various risk characteristics of the S&P 500 such as market capitalization, weightings and diversification. The Subadvisor then uses fundamental analysis and systematic stock valuation to exclude stocks within economic sectors which appear to be extremely overvalued.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES
    The series' primary focus is high total return. The advisor intends to invest series' assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series' share values may decline.


    Share values also can decline if the specific companies selected for series investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.


MANAGEMENT OF THE SERIES


THE ADVISORS
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, CT 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is a new investment advisor created to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

    J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated (JPM & Co.), serves as subadvisor to the Phoenix-J.P. Morgan Research Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984. JPM & Co., through J.P. Morgan and its other investment management subsidiaries, had approximately $349 billion in assets under management as of December 31, 1999.


    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for managing the series' investment program and J.P. Morgan, as subadvisor, is responsible for the day-to-day management of the holdings of the series. Both PVA and J.P. Morgan manage the series' assets to conform with the investment policies as described in this prospectus. The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.45% annually.


    During the series' last fiscal year, it paid total management fees of $471,493. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.45%.

PORTFOLIO MANAGEMENT
    Timothy Devlin, Nanette Buziak and Bernard Kroll are co-portfolio managers of the Phoenix-J.P. Morgan Research Enhanced Index Series and, are primarily


76 Phoenix Edge Series Fund
responsible for the day-to-day management of the series' investments.

    Mr. Devlin has served as a vice president of J.P. Morgan since July 1996 and is a member of the Structured Equity Group where he has the dual responsibilities of client servicing and portfolio management. From 1987 to 1996, he served as first vice president of Mitchell Hutchins where he managed quantitatively-driven equity portfolios for institutional and retail investors.


    Ms. Buziak is a vice president of J.P. Morgan and is a portfolio manager in the Structured Equity Group where she has the responsibility of portfolio rebalancing and research and development of structured equities. Prior to joining J.P. Morgan in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.

    Mr. Kroll is a managing director and portfolio manager in the Structured Equity Group of J.P. Morgan. Prior to joining J.P. Morgan in August 1996, Mr. Kroll was an equity derivatives specialist at Goldman, Sachs & Co., founded his own options broker-dealer and managed several derivatives businesses at Kidder, Peabody & Co.


PHOENIX-JANUS EQUITY INCOME SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The investment objective of this series is to seek current income and long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
    The series seeks current income and long-term growth of capital. It pursues its objective by normally emphasizing investments in common stock, and growth potential is a significant investment consideration. The series tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its invested assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.

    The lower volatility sought by this series is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by the series may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this series' securities and may hold securities selected solely for their growth potential.

    The series may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. He makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

    The growth component of the series' investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

    Because income is a part of the investment objective of the series, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for the series. The series may also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The series may also invest to a lesser degree in other types of securities. These securities may include:

[diamond]   debt securities

[diamond]   indexed/structured securities

[diamond]   high-yield/high-risk bonds (less than 35% of the series' assets)

[diamond]   options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

[diamond]   securities purchased on a when-issued, delayed delivery or forward commitment basis

ILLIQUID INVESTMENTS
    The series may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the series' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

FOREIGN INVESTING
    The series may invest without limit in foreign equity and debt securities. The series may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    Because the series may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to

                                                     Phoenix Edge Series Fund 77
the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the series' share price may also decrease. The series' performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

    The series may invest in smaller or newer companies which have some special risks. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FOREIGN SECURITIES
    The series may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the series' performance may depend on issues other than the performance of a particular company. These issues include:

[diamond]   CURRENCY RISK. As long as the series holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a series sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

[diamond]   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the series' assets from that country.

[diamond]   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

[diamond]   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

[diamond]   TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

ILLIQUID SECURITIES
    Securities owned by the series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the series.

HIGH RISK-HIGH YIELD SECURITIES
    The series may invest in securities that are high risk, high yield noninvestment-grade securities. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the advisor to accurately predict risk.

CASH POSITION
    When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase the series' cash position to protect its assets or maintain liquidity.

    When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

FUTURES CONTRACTS, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
    The series may invest in financial futures contracts and options and other derivative instruments. The advisor intends to invest in such securities primarily to hedge or

78 Phoenix Edge Series Fund
reduce the risk of holding other investments. If the prices for futures contracts and prices in the cash market do not correlate as expected or if the advisor's expectations about interest rate, exchange rate or general market movements are incorrect, the series' returns may not be as high as they would be if the advisor did not invest in these securities. There is also a risk that the market for reselling financial futures contracts and options may be limited or nonexistent. The series could incur unlimited losses if it cannot liquidate certain futures contracts. The subadvisor's decisions about the nature and timing of futures contract and options and derivative transactions may result in losses when other investors' decisions about the same contracts, options or derivatives result in gains.


MANAGEMENT OF THE SERIES


THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the fund and is located at One American Row, Hartford, CT 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is a new investment advisor established to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

    Janus Capital Corporation ("Janus") is the investment subadvisor to the series and is located at 100 Fillmore Street, Denver, Colorado 80206. Janus acts as a subadvisor to approximately 40 series of mutual funds and acts as an investment advisor to institutions and individuals. As of December 31, 1999, Janus had $248.8 billion under management.

    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies. Janus is responsible for the day-to-day management of the series' portfolio and managing the series' assets to conform with the investment policies as described in this prospectus. The series pays PVA a monthly investment management fee that is accrued daily against the value of the series' net assets at the rate of 0.85%. During the series' last fiscal year, the series paid total management fees of $778.


ILLUSTRATIVE PERFORMANCE OF PORTFOLIO MANAGER
    The performance information presented below is a composite of the performance of mutual funds managed by Janus, the investment subadvisor. Each of the funds included in the composite has investment objectives, policies and strategies substantially similar to those of the series. The composite performance should not be considered an indication of future performance of the series or its investment subadvisor.


---------------------------------------------------------------
    ANNUALIZED RETURNS FOR PERIOD ENDED DECEMBER 31, 1999
---------------------------------------------------------------
                      JANUS EQUITY INCOME     S&P 500 INDEX
                          COMPOSITE*
---------------------------------------------------------------
 1 YEAR                    38.59%                 21.14%
---------------------------------------------------------------
 3 YEARS                   36.58%                 27.66%
---------------------------------------------------------------
 SINCE INCEPTION           36.15%                 27.27%
---------------------------------------------------------------
* Inception as of July 1, 1996

    The Equity Income Composite includes the Janus Equity Income Fund and Janus Aspen Series Equity Income Portfolio for which Janus Capital Corporation serves as investment advisor. Composite performance is presented net of all fees and reflects reinvestment of dividends and capital gains. The expense ratio for the Funds as of December 31, 1999 was .96% and 1.25%, respectively. The Funds enter the composite upon the first full quarter under management. As of December 31, 1999, the Equity Income Composite included 2 accounts and assets of $967 million, which represented .40% of total assets under management. The percentage of total assets managed is defined as composite assets as a percentage of the total assets managed including registered investment company accounts under management. Performance figures are based upon historical information and do not guarantee future results. In addition, the manager responsible for the historical performance record of these funds will assume new responsibilities at Janus beginning January 1, 2000. Karen Reidy will assume the role of portfolio manager for all Equity Income Products at this time. No changes will be made with regard to the investment philosophy or process of the Funds. The S&P 500 is an unmanaged index of common stock prices and includes reinvestment of dividends and capital gains. They have been taken from published sources and have not been audited. Composition of each separately-managed account portfolio may differ significantly from securities in the corresponding benchmark indices.


PORTFOLIO MANAGEMENT
    Karen L. Reidy is the portfolio manager of the series. She will be the executive vice president and portfolio manager of Janus Balanced Fund and Janus Equity Income Fund, replacing Blaine P. Rollins effective January 1, 2000. She is also an assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms. Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She is a Chartered Financial Analyst.

                                                     Phoenix Edge Series Fund 79

PHOENIX-JANUS FLEXIBLE INCOME SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
    In addition to considering economic factors such as the effect of interest rates on the series' investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the series' assets may be in cash or similar investments.

    The series pursues its investment objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the series will invest at least 80% of its assets in income-producing securities. The series may own an unlimited amount of high-yield/high-risk securities, and these may be a big part of the portfolio. This series generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

    The series invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The series may also invest to a lesser degree in other types of securities. These securities may include:

[diamond]   common stocks

[diamond]   mortgage- and asset-backed securities

[diamond]   zero coupon, pay-in-kind and step coupon securities

[diamond]   options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

[diamond]   securities purchased on a when-issued, delayed delivery or forward commitment basis

    The series may invest in foreign equity and debt securities. The series may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    Because the series invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The series' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

FOREIGN SECURITIES
    The series may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the series' performance may depend on issues other than the performance of a particular company. These issues include:

[diamond]   CURRENCY RISK. As long as the series holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a series sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

[diamond]   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the series' assets from that country.

[diamond]   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

[diamond]   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

[diamond]   TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

HIGH-YIELD/HIGH-RISK SECURITIES
    High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt

80 Phoenix Edge Series Fund
securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

    The junk bond market can experience sudden and sharp price swings. Because the series may invest a significant portion of its assets in high-yield/high-risk securities, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

ILLIQUID INVESTMENTS
    The series may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

CASH POSITION
    When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase the series' cash position to protect its assets or maintain liquidity.

    When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

FUTURES CONTRACTS, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
    The series may invest in financial futures contracts and options and other derivative instruments. The advisor intends to invest in such securities primarily to hedge or reduce the risk of holding other investments. If the prices for futures contracts and prices in the cash market do not correlate as expected or if the advisor's expectations about interest rate, exchange rate or general market movements are incorrect, the series' returns may not be as high as they would be if the advisor did not invest in these securities. There is also a risk that the market for reselling financial futures contracts and options may be limited or nonexistent. The series could incur unlimited losses if it cannot liquidate certain futures contracts. The subadvisor's decisions about the nature and timing of futures contract and options and derivative transactions may result in losses when other investors' decisions about the same contracts, options or derivatives result in gains.

MANAGEMENT OF THE FUNDS


THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, Connecticut 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is a new investment advisor established to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

    Janus Capital Corporation ("Janus") is the investment subadvisor to the series and is located at 100 Fillmore Street, Denver, Colorado 80206. Janus acts as a subadvisor to approximately 40 series of mutual funds and acts as investment advisor to institutions and individuals. As of December 31, 1999, Janus had $248.8 billion in assets under management. Janus has been an investment advisor since 1989.

    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies. Janus, as subadvisor, is responsible for managing the series' investment program and for day-to-day management of the series' portfolios. Janus manages the series' assets to conform with the investment policies as described in the prospectus.

    The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.80% annually. During the series' last fiscal year, the series paid total management fees of $1,790.

ILLUSTRATIVE PERFORMANCE OF PORTFOLIO MANAGER

    The performance information presented below is a composite of the performance of mutual funds managed by Janus, the investment subadvisor. Each of the funds included in the composite has investment objectives, policies and strategies substantially similar to those of the series. The composite performance should not be considered an indication of future performance of the series or its investment subadvisor.


-----------------------------------------------------------------------
  ANNUALIZED RETURNS FOR THE PERIOD ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------
              JANUS FLEXIBLE INCOME           LEHMAN BROS. GOVERNMENT/
                   COMPOSITE*                     CORPORATE INDEX
-----------------------------------------------------------------------
 1 YEAR               .75%                            -2.15%
-----------------------------------------------------------------------
 3 YEARS             6.93%                             5.55%
----------------------------------------------------------------------
 5 YEARS             9.64%                             7.61%
-----------------------------------------------------------------------
 10 YEARS            9.11%                             7.65%
-----------------------------------------------------------------------
* Inception as of July 7, 1987

    The Flexible Income Composite includes the Janus Flexible Income Fund and Janus Aspen Series Flexible Income Portfolio for which Janus Capital Corporation serves as investment advisor. Composite performance is presented net of all fees and reflects reinvestment of dividends and capital gains. The expense ratio for the Funds as of December 31, 1999 was .79% and .72%, respectively. The


                                                    Phoenix Edge Series Fund 81

Funds enter the composite upon the first full quarter under management. As of December 31, 1999, the Flexible Income Composite included 2 accounts and assets of $1,135 million, which represented .45% of total assets under management. The percentage of total assets managed is defined as composite assets as a percentage of the total assets managed including registered investment company accounts under management. Performance figures are based upon historical information and do not guarantee future results. The Lehman Bros. Government/Corporate Index is an unmanaged index and includes reinvestment of dividends and capital gains. They have been taken from published sources and have not been audited. Composition of each separately-managed account portfolio may differ significantly from securities in the corresponding benchmark indices.


    The advisory fee is greater than that for most series; however, the Trustees have determined that it is comparable to fees charged by other funds whose investment objectives are similar to those of the series.

PORTFOLIO MANAGEMENT
    Ronald V. Speaker is the portfolio manager of the series. He is an executive vice president and manages other Janus funds. He holds a Bachelor of Arts in Finance from the University of Colorado and received the Chartered Financial Analyst designation.

    In January 1997, Mr. Speaker settled an SEC administrative action involving 2 personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

PHOENIX-JANUS GROWTH SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    This series seeks long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
    The series pursues its objective by investing primarily in common stocks selected for their growth potential. Although the series can invest in companies of any size, it generally invests in larger, more established companies.

    The series may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. He makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the series. Income realized on the series' investments will be incidental to its objectives.

    The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the series may invest and the series may at times have significant foreign exposure.

    The series invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The series may also invest to a lesser degree in other types of securities, including:

[diamond]   debt securities

[diamond]   indexed/structured securities

[diamond]   high-yield/high-risk bonds (less than 35% of the series' assets)

[diamond]   options, futures, forwards and other types of derivatives fo hedging purposes or for non-hedging purposes such as seeking to enhance return

[diamond]   securities purchased on a when-issued, delayed delivery or forward commitment basis

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    Because the series may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the series' share price may also decrease. The series' performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

    The series may invest in smaller or newer companies which have some special risks. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies

82 Phoenix Edge Series Fund
may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FOREIGN SECURITIES
    The series may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the series' performance may depend on issues other than the performance of a particular company. These issues include:

[diamond]   CURRENCY RISK. As long as the series holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the series sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

[diamond]   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the series' assets from that country.

[diamond]   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

[diamond]   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

[diamond]   TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

HIGH-YIELD/HIGH-RISK SECURITIES
    High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

    The junk bond market can experience sudden and sharp price swings.

ILLIQUID INVESTMENTS
    The series may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

CASH POSITION
    When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase the series' cash position to protect its assets or maintain liquidity.

    When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
    The series may invest in financial futures contracts and options and enter into swap agreements. The advisor intends to invest in such securities primarily to hedge or reduce the risk of holding other investments. If the prices for futures contracts and prices in the cash market do not correlate as expected or if the advisor's expectations about interest rate, exchange rate or general market movements are incorrect, the series' returns may not be as high as they would be if the advisor did not invest in these securities. There is also a risk that the market for reselling financial futures contracts and options may be limited or nonexistent. The series could incur unlimited losses if it cannot liquidate certain futures contracts. The subadvisor's

                                                      Phoenix Edge Serie Fund 83
decisions about the nature and timing of futures contract and options and swap transactions may result in losses when other investors' decisions about the same contracts, options or swaps result in gains.

MANAGEMENT OF THE FUNDS


THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, Connecticut 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is a new investment advisor established to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

    Janus Capital Corporation ("Janus") is the investment subadvisor to the series and is located at 100 Fillmore Street, Denver, Colorado 80206. Janus acts as a subadvisor to approximately 40 series of mutual funds and acts as investment advisor to institutions and individuals. As of December 31, 1999, Janus had $248.8 billion in assets under management. Janus has been an investment advisor since 1989.

    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies. Janus, as subadvisor, is responsible for managing the series' investment program and for day-to-day management of the series' portfolios. Janus manages the series' assets to conform with the investment policies as described in the prospectus.

    The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.85% annually. During the series' last fiscal year, the series paid total management fees of $850.


    The advisory fee is greater than that for most series; however, the Trustees have determined that it is comparable to fees charged by other funds whose investment objectives are similar to those of the series.


ILLUSTRATIVE PERFORMANCE OF PORTFOLIO MANAGER
    The performance information presented below is a composite of the performance of mutual funds managed by Janus, the investment subadvisor. Each of the funds included in the composite has investment objectives, policies and strategies substantially similar to those of the series. The composite performance should not be considered an indication of future performance of the series or its investment subadvisor.

---------------------------------------------------------------
  ANNUALIZED RETURNS FOR THE PERIOD ENDED DECEMBER 31, 1999
---------------------------------------------------------------
               JANUS LARGECAP
                   GROWTH                       RUSSELL 1000
                 COMPOSITE*    S&P 500 INDEX    GROWTH INDEX
---------------------------------------------------------------
 1 YEAR             44.20%          21.14%          33.16%
---------------------------------------------------------------
 3 YEARS            37.42%          27.66%          34.07%
---------------------------------------------------------------
 5 YEARS            35.53%          28.66%          32.41%
---------------------------------------------------------------
 10 YEARS           22.24%          18.25%          20.32%
---------------------------------------------------------------
* Inception as of July 7, 1987

    The LargeCap Growth Composite includes all accounts with assets above $5 million for which Janus has discretionary authority, including registered investment companies (mutual funds). Composite performance is presented net of all fees and reflects reinvestment of dividends and capital gains. For all new separately-managed LargeCap Growth equity accounts over $25 million, a management fee of 0.75% per annum applies on the first $50 million, 0.65% the next $100 million, and 0.60% on the balance. Accounts enter the Composite upon the first full quarter under management in which assets exceed the stated minimum. Prior to 1995, all discretionary accounts were included in the appropriate Composite, regardless of asset size, and there has been no restatement of pre-1995 performance. As of December 31, 1999, the LargeCap Growth Composite included 49 accounts and assets of $4,290.8 million, which represented 1.72% of total assets under management. The percentage of total assets managed is defined as composite assets as a percentage of the total assets managed including registered investment company accounts under management. Performance figures are based upon historical information and do not guarantee future results. The S&P 500 and the Russell 1000 Growth are unmanaged indices of common stock prices and include reinvestment of dividends and capital gains. They have been taken from published sources and have not been audited. Composition of each separately-managed account portfolio may differ significantly from securities in the corresponding benchmark indices.


PORTFOLIO MANAGEMENT
    E. Marc Pinto, CFA, is portfolio manager of the series. He is also the portfolio manager of several portfolios in the LargeCap Growth discipline. He has also served as an assistant portfolio manager of Janus Twenty Fund and Janus Growth and Income Fund. Prior to joining Janus in 1994, Mr. Pinto worked in an investment firm analyzing companies in the telecommunications and financial services sectors. He also worked for Goldman Sachs as an associate in the investment banking division, for Fred Alger Management as a research associate, and for Bank of Boston as a credit analyst. Mr. Pinto has a bachelor's degree in history from Yale University and an M.B.A. from Harvard University, where he graduated with distinction. Mr. Pinto has 14 years of professional investment experience.

84 Phoenix Edge Series Fund

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES
    The series seeks capital appreciation by investing primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES
    The series seeks to maximize capital appreciation by investing in equity securities of U.S., and to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. The universe of eligible companies mainly includes those with market capitalizations of $1 billion or more but may also include smaller companies. The series normally invests at least 65% of its assets in a non-diversified portfolio of equity securities. These securities may include common and preferred stocks, depositary receipts, convertibles, rights, warrants, and equity related options and futures. The investment subadvisor emphasizes individual security selection. The series generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

    The investment subadvisor follows a flexible investment program in looking for companies with above average capital appreciation potential. Fundamental equity research drives the process. The investment subadvisor focuses on companies with consistent or rising earnings growth records and compelling business strategies. The investment subadvisor continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the investment subadvisor closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The series considers selling securities of issuers that no longer meet the investment subadvisor's criteria. The investment subadvisor's focus on individual security selection may lead to an emphasis on particular industry sectors.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    Investing in this series entails the risks and uncertainties of investing in a non-diversified portfolio of equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the series' market sector, mid- to large-capitalization growth-oriented equity securities, may underperform relative to other sectors.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S.
companies. These include:

[diamond]   differences in accounting, auditing and financial reporting standards;

[diamond]   generally higher commission rates on foreign portfolio transactions;

[diamond]   differences and inefficiencies in transaction settlement systems;

[diamond]   the possibility of expropriation or confiscatory taxation;

[diamond]   adverse changes in investment or exchange control regulations;

[diamond]   political and economic uncertainty;

[diamond]   less publicly-available information;

[diamond]   greater security price volatility;

[diamond]   possible taxation of dividends and interest payable on securities;
            and

[diamond]   potential restrictions on the flow of international capital.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

DERIVATIVES
    The series may use various instruments that derive their values from those of specific securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include, but are not limited to, futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purpose.

    The primary risks of derivatives are:

[diamond]   changes in the market value of securities held by the series, and of derivatives relating to those securities, may not be proportionate;


                                                     Phoenix Edge Series Fund 85

[diamond]   there may not be a liquid market for the series to sell a
            derivative, which could result in difficulty closing a position; and

[diamond]   certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate.

    In addition, some derivatives are subject to counterparty risk. To minimize this risk, the series may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the series may invest in certain derivatives that require the series to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the series to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the series is in that position it could be forced to sell other securities that it wanted to retain.

    The series will limit its use of derivatives for non-hedging purposes to 33-1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the series, if the investment subadvisor is not successful employing them, the series' performance may be worse than if it did not make such investments.

TEMPORARY DEFENSIVE INVESTMENTS
    When the investment subadvisor believes that changes in economic, financial or political conditions warrant, the series may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If the investment subadvisor incorrectly predicts the effects of these changes, such defensive investments may adversely affect the series' performance and the series may not achieve its investment objective.

MANAGEMENT OF THE FUNDS


THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, Connecticut 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is a new investment advisor established to actively monitor and manage subadvisor performances. As of December 31, 1999, PVA had $166.8 million in assets under management.


    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies.


    The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.85% annually. The advisory fee is greater than that for most series; however, the Trustees have determined that it is comparable to fees charged by other funds whose investment objectives are similar to those of the series. During the series' last fiscal year, the series paid total management fees of $1,932.

    Morgan Stanley Asset Management ("MSAM") is the investment subadvisor to the series and has its principal offices at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc., but continues to do business in certain instances using the name Morgan Stanley Asset Management. MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("MSDW") is the direct parent of MSAM. MSDW is a global financial services firm that maintains leading market positions in each of its 3 primary businesses: securities, asset management and credit services. At December 31, 1999, MSAM, together with its affiliated institutional asset management companies, managed assets of approximately $184.4 billion, including assets under fiduciary advice.


    MSAM, as investment subadvisor, is responsible for the day-to-day management of the series' investment program. MSAM manages the series' assets to conform with the investment policies as described in the prospectus.

ILLUSTRATIVE PERFORMANCE OF PORTFOLIO MANAGER
    The performance information presented below is a composite of the performance of certain mutual funds and private accounts managed by MSAM, the investment subadvisor to the Phoenix-Morgan Stanley Focus Equity Series. Each of the accounts included in the composite has investment objectives, policies and strategies substantially similar to those of the series.

    Unlike management of the private accounts included in the composite, the series will be subject to certain regulatory restrictions (e.g., diversification and income distribution) and cash flows that did not apply to the private accounts. If such factors had been applicable to these accounts, the composite performance may have been lower. The composite performance should not be considered an indication of future performance of the series or its investment subadvisor.


--------------------------------------------------------------
                      QUARTERLY RETURNS
--------------------------------------------------------------
                         COMPOSITE           S&P 500 INDEX
--------------------------------------------------------------
 1ST QTR 1999              13.39%                4.98%
--------------------------------------------------------------
 2ND QTR 1999               9.81%                7.05%
--------------------------------------------------------------
 3RD QTR 1999              -0.61%               -6.25%
--------------------------------------------------------------
 4TH QTR 1999              19.40%               14.88%
--------------------------------------------------------------



86 Phoenix Edge Series Fund

--------------------------------------------------------------
                     ANNUALIZED RETURNS(1)
--------------------------------------------------------------
                          COMPOSITE           S&P 500 INDEX
--------------------------------------------------------------
 1 YEAR                      47.76%              21.04%
--------------------------------------------------------------
 3 YEARS                    130.37%             107.55%
--------------------------------------------------------------
 SINCE INCEPTION(2)         336.33%             210.77%
--------------------------------------------------------------
1 Year ended December 31, 1999
2 April 30, 1995


    These performance numbers do not include fees that would be charged by the series; therefore, comparable performance results for the series would be lower.


PORTFOLIO MANAGEMENT
    Philip W. Friedman is a managing director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and is head of the Institutional Equity Group of MSAM. In addition to portfolio management, his equity research responsibilities include capital goods, consumer durables, multi-industry and transportation. Prior to joining MSAM in 1997, he was the North American director of equity research at Morgan Stanley. From 1990 to 1995, he was a member of Morgan Stanley's equity research team. Mr. Friedman graduated from Rutgers University with a B.A. (Phi Beta Kappa and Summa Cum Laude) in Economics. He also holds a Masters of Management from the J.L. Kellogg School of Management at Northwestern University.

    William S. Auslander is a principal of MSAM and Morgan Stanley and a portfolio manager in the Institutional Equity Group of MSAM. He joined MSAM in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining MSAM, he worked at Icahn & Co. for 9 years as an equity analyst. Mr. Auslander graduated from the University of Wisconsin at Madison with a B.A. in Economics and received an M.B.A. from Columbia University.


    Messrs. Friedman and Auslander have shared primary responsibility for managing the series' assets since its inception.

PHOENIX-OAKHURST BALANCED SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Oakhurst Balanced Series has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the series will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a portfolio of common stocks and fixed income securities. Under normal circumstances the series intends to invest at least 65% of its total assets in these securities. At least 25% of assets will be invested in fixed income securities that are rated within the 4 highest rating categories. The series may invest in foreign and domestic companies of all sizes. Fixed income securities in which the series may invest include, U.S. and foreign government securities, corporate bonds, municipals, and mortgage- and asset-backed securities. Credit ratings for fixed income securities are established by nationally recognized statistical rating organizations. Refer to the Statement of Additional Information for a detailed list of rating categories.

    The advisor will use 4 criteria to select investments for the series: risk, income, capital enhancement, and protection of capital value. The advisor will select securities believed to have potential for the production of current income, with emphasis on securities that also have the potential for capital enhancement. Fixed income securities are selected using a multi-sector approach. Holdings are shifted into sectors believed by the advisor to be undervalued and out of sectors determined by the advisor to be overvalued. The amount of series assets which may be invested in common stocks and fixed income securities is not fixed. The advisor may adjust the mix of investments based upon financial market and economic conditions.

    Up to 35% of the series' assets may be invested in "junk bonds." The actual percentage of junk bonds held in the portfolio will be determined by the advisor. In the advisor's opinion, if market conditions warrant, the series may increase its holdings of junk bonds subject to the 35% limit. The price of junk bonds will generally decline when interest rates rise, and increase when interest rates fall.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics, such as:

[diamond]   higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond]   typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond]   the potential for capital appreciation if the market price of the underlying common stock increases.

    Temporary Defensive Strategy. If the advisor believes that market conditions are not favorable to the series' principal strategies, the series may hold on to its cash or invest without limit in cash equivalents, such as U.S. government securities and high grade commercial paper. When this

                                                     Phoenix Edge Serie Fund 87
happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the series.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is reasonable income, long-term capital growth, and conservation of capital. The value of your shares is based on the market value of the series' investments. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In the case of fixed income securities, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Income distribution also will affect the series' return. If the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

HIGH RISK-HIGH YIELD SECURITIES
    The series may invest in securities that are high risk, high yield noninvestment-grade securities. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the advisor to accurately predict risk.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S.
companies. These include:

[diamond]   differences in accounting, auditing and financial reporting standards;

[diamond]   generally higher commission rates on foreign portfolio transactions;

[diamond]   differences and inefficiencies in transaction settlement systems;

[diamond]   the possibility of expropriation or confiscatory taxation;

[diamond]   adverse changes in investment or exchange control regulations;

[diamond]   political instability; and

[diamond]   potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

88 Phoenix Edge Series Fund

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond]   known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond]   competitive implications of increased price transparency of European
            Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond]   issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond]   currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond]   potential tax consequences.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


UNRATED SECURITIES
    The series may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the advisor to accurately predict risk.


MANAGEMENT OF THE SERIES


THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.


    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

--------------------------------------------------------------
                     FIRST           NEXT          OVER
                 $250,000,000   $250,000,000   $500,000,000
--------------------------------------------------------------
 Management          0.55%          0.50%          0.45%
 Fee
--------------------------------------------------------------


    During the series' last fiscal year, the series paid total management fees of $1,553,692. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.54%.


PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of equity professionals and a team of fixed income professionals.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series has an investment objective of seeking dividend growth, current income and capital appreciation. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. The series is designed to invest in equity securities. Under normal circumstances,

[diamond]   the series intends to invest solely in equity securities and will invest at least 65% of its total assets in equity securities;

[diamond]   the series will invest primarily in common stocks; and

[diamond]   the series intends to be "fully invested" and will attempt to limit its holdings of cash and short-term investments to not more than 2% of its assets.

    The advisor uses a quantitative value strategy to pursue its investment objective. Quantitative value involves selecting securities primarily from the equity securities of the 1,500 largest companies traded in the United States,


                                                     Phoenix Edge Series Fund 89
based on market capitalization. The advisor seeks a desired balance of risk and return potential, including a targeted yield exceeding the yield of the S&P 500 Index. This strategy seeks securities of companies that are undervalued relative to the market in general and that have improving fundamentals. While the advisor's strategy tends to concentrate its investment selections in larger issuers, the series may invest in securities of issuers of any size.


    The series also may invest in other equity securities, including preferred stocks, preferred stocks convertible into common stocks, fixed income securities convertible into common stocks, warrants and rights to purchase common stock. Convertible securities have several unique investment characteristics, such as:

[diamond]   higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond]   typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond]   the potential for capital appreciation if the market price of the underlying common stock increases.

    The series will invest only in the 4 highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating the series is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

    The series may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the series' total assets. When the series lends securities in this fashion, the borrower returns the securities at a pre-arranged time and pays some form of premium or other fee for the transaction. The series receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

    The series may invest up to 20% of its total assets in securities of foreign (non-U.S.) issuers. However, under normal circumstances the series will not invest more than 10% of its total assets in securities of foreign issuers.

    Temporary Defensive Strategy. If the advisor or subadvisor believes that market conditions are not favorable to the series' principal strategies, the series may invest without limit in U.S. government securities and in money market instruments. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is dividend growth, current income and capital appreciation. The advisor intends to invest series assets so that the series' total return and dividend yield exceed average total return and dividend yield for companies included in the S&P 500. In this sense the series seeks to outperform the S&P 500. The S&P 500 can have negative returns, however. When that happens, the series may outperform the S&P 500 but still have negative returns. The value of the series' investments, as well as the value of stocks included in the S&P 500, can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series' share values may decline. Share values also can decline, or can fail to perform as well as stocks included in the S&P 500 if the specific companies the advisor selects for the series fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    The advisor intends to keep cash and short-term investments below 2% of the series' assets under normal circumstances. By keeping the series' assets "fully invested" the advisor intends to maximize the series' opportunity to increase its net asset value. However, being "fully invested" in common stocks and other securities the series' net asset value will decrease if the value of those investments decreases.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies with limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject


90 Phoenix Edge Series Fund
to varying patterns of trading volume and may, at times, be difficult to sell.

SECURITIES LENDING
    When the series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S.
companies. These include:

[diamond]   differences in accounting, auditing and financial reporting standards;

[diamond]   generally higher commission rates on foreign portfolio transactions;

[diamond]   differences and inefficiencies in transaction settlement systems;

[diamond]   the possibility of expropriation or confiscatory taxation;

[diamond]   adverse changes in investment or exchange control regulations;

[diamond]   political instability; and

[diamond]   potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

    Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one of more of the following may adversely affect specific securities in the series' portfolio:

[diamond]   known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond]   competitive implications of increased price transparency of European
            Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond]   issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including cost of dual currency operations through January 1, 2002);

[diamond]   currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond]   potential tax consequences.


    The advisor does not expect to invest in any securities that may be adversely effected by the conversion to the Euro.


MANAGEMENT OF THE SERIES


THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.


    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series'

                                                     Phoenix Edge Series Fund 91
investment program and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The fund pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

--------------------------------------------------------------
                   - FIRST          NEXT           OVER
                 $250,000,000   $250,000,000   $500,000,000
--------------------------------------------------------------
  Management         0.70%          0.65%          0.60%
  Fee
--------------------------------------------------------------


    The advisor has voluntarily agreed until December 31, 2000, to reimburse the series for the amount, if any, by which the series' operating expenses other than the management fee for any fiscal years exceed 0.15% of the average net assets of the series.

    During the series' last fiscal year, the fund paid total management fees of $513,418. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.70%.


PORTFOLIO MANAGEMENT
    Steven L. Colton serves as portfolio manager and is primarily responsible for the day-to-day operation of the fund. Mr. Colton joined Phoenix Investment Counsel, Inc. in June 1997. Previously, Mr. Colton was portfolio manager for the American Century Income & Growth Fund ("ACIGF") from its inception on December 17, 1990 through May 30, 1997.

    Dong Zhang serves as a member of the team that manages Phoenix Growth and Income Fund. Mr. Zhang also was a member of the portfolio management team for ACIGF from June 1996 through June 4, 1997.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Oakhurst Strategic Allocation Series has an investment objective of as high a total rate of return as is considered consistent with prudent investment risk. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invests in the common stock, bond and money market segments in the proportion determined by the advisor.

    The advisor may invest 0-100% in any one market segment.

    The advisor will adjust the mix of investments among the 3 market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.


    Investments in one of the 3 market segments will be made with a specific purpose in mind. Investments in the stock segment will be for the purpose of attempting to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Investments in the bond segment will be for the purpose of attempting to achieve as high a total rate of return on a annual basis as is considered consistent with the preservation of capital values and may include investments of up to 10% of the series' total assets in high risk fixed income securities (commonly referred to as "junk bonds"). Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity. The types of securities in each of these 3 market segments in which the Phoenix-Oakhurst Strategic Allocation Series will invest are listed in the Statement of Additional Information.


    In order to achieve the series investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market) will be of significance. The series intends to use trading as a means of managing the portfolio to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is high income, long term capital growth, and conservation of capital. The value of your shares is based on the market value of the series' investments. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor markets conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for series investments fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In the case of fixed income securities, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of

92 Phoenix Edge Series Fund
securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Income distribution also will affect the series' return. If the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

    Implementation of this strategy requires the ability of the advisor to accurately anticipate which market segment to emphasize or avoid. If the advisor is wrong, significant losses can be experienced.

    The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income of capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the advisor's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs.

HIGH RISK-HIGH YIELD SECURITIES
    The series may invest in securities that are high risks, high yield noninvestment grade securities. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investments grade securities may be more complex then for higher grade securities, making it more difficult for the advisor to accurately predict risk.

FOREIGN INVESTING
    The series may invest in non-U.S., companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S.
companies. These include:

[diamond]   differences in accounting, auditing and financial reporting standards;

[diamond]   generally higher commission rates on foreign portfolio transactions;

[diamond]   differences and inefficiencies in transaction settlement systems;

[diamond]   the possibility of expropriation or confiscatory taxation;

[diamond]   adverse changes in investment or exchange control regulations;

[diamond]   political instability;

[diamond]   potential restrictions on the flow of international capital; and

[diamond]   potential tax consequences.


SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operation history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


MANAGEMENT OF THE SERIES


THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 additional mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.


    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

-------------------------------------------------------------
                     FIRST          NEXT           OVER
                 $250,000,000   $250,000,000   $500,000,000
-------------------------------------------------------------
  Management         0.60%          0.55%         0.50%
  Fee
-------------------------------------------------------------


    During the series' last fiscal year, the series paid total management fees of $2,726,792. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.58%.

PORTFOLIO MANAGEMENT
    Investment decisions for the Phoenix-Oakhurst Strategic Allocation Series are made by a team of equity


                                                    Phoenix Edge Series Fund 93
investment professionals and a team of fixed income investment professionals.

PHOENIX-SCHAFER MID-CAP VALUE SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    Phoenix-Schafer Mid-Cap Value Series has an investment objective of long-term capital appreciation. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invest in securities the advisor believes offer the possibility of increase in value. The advisor will choose from securities which satisfy 3 basic criteria:

[diamond]   established companies having a strong financial position;

[diamond]   price/earnings ratio below major market indices, such as the S&P
            500; and

[diamond]   prospective earnings and dividend growth rates above average rates for major market indices.

     Once a security is purchased the series will generally hold it until it no longer meets the financial or valuation criteria.

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investments characteristics, such as:

[diamond]   higher yields than common stocks but lower than comparable nonconvertible securities;

[diamond]   typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond]   the potential for capital appreciation if the market price of the underlying common stock increases.

    The series may invest up to 20% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    If the advisor is unable to identify attractive equity investments consistent with the series' principal strategies, the series may hold on to cash or invest without limit in cash equivalents, such as U.S. government securities and high grade commercial paper. When this happens, the fund may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is long-term capital appreciation. The advisor intends to invest series assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they many worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series share values may decline. Share values also can decline if the specific companies selected for series investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING
The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special

94 Phoenix Edge Series Fund
risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond]   differences in accounting, auditing and financial reporting standards;

[diamond]   generally higher commission rates on foreign portfolio transactions;

[diamond]   differences and inefficiencies in transaction settlement systems;

[diamond]   the possibility of expropriation or confiscatory taxation;

[diamond]   adverse changes in investment or exchange control regulations;

[diamond]   political instability; and

[diamond]   potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond]   known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond]   competitive implications of increased price transparency of European
            Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond]   issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond]   currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and


[diamond]   potential tax consequences.



MANAGEMENT OF THE SERIES


THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, CT 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is a new investment advisor established to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

THE SUBADVISOR
    Schafer Capital Management, Inc. ("Schafer") serves as subadvisor to the series. Schafer's principal place of business is located at 101 Carnegie Center, Suite 107, Princeton, New Jersey. Schafer has been engaged in the investment management business since 1981, specializing in long-term investing in the equity markets. As of December 31, 1999, Schafer had approximately $607 million in assets under management.


    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for overseeing the series' investment program. Schafer is responsible for the day-to-day management of the series' portfolio, and for managing the series' assets to conform with the investment policies as described in this prospectus. The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 1.05% annually.

    The total advisory fees of 1.05% of the aggregate net assets of the series is greater than that paid by most funds;

                                                     Phoenix Edge Series Fund 95
however, the Board of Trustees of the series has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the series.


    During the series' last fiscal year, the series paid total management fees of $90,746. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 1.05%.


PORTFOLIO MANAGEMENT
    David K. Schafer is the portfolio manager for the Phoenix-Schafer Mid-Cap Value Series and is primarily responsible for the day-to-day management of the series' portfolio. Mr. Schafer has been in the investment management business for more than 25 years. Mr. Schafer is the president of Schafer Capital Management, Inc. and is also portfolio manager for the Strong Schafer Value Fund. Mr. Schafer was a securities analyst, first for Arnold Bernhard & Co., Inc., publisher of The Value Line Investment Survey, from June 1966 to June 1968; for J & W Seligman & Co. from June 1968 to December 1970; and for Fariston Management Corp., from January 1971 to November 1972. He joined the treasury department of INCO Ltd. to supervise that company's pension assets, and in 1974 he began managing a portion of those assets himself. In 1981, Mr. Schafer left INCO Ltd. to found Schafer Capital Management.

PHOENIX-SENECA MID-CAP GROWTH SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series has an investment objectives of capital appreciation. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Under normal circumstances the series intends to invest at least 65% of its total assets in companies with market capitalizations between $500 million and $5 billion.

    The series contracts with an advisor, Phoenix Investment Counsel, Inc. to manage the series' investment program and be responsible for the general operation of the series, and a subadvisor, Seneca Capital Management LLC to manage the investments of the series. The subadvisor selects securities of companies that meet certain fundamental standards and that the subadvisor believes have the market potential for above average market appreciation. In evaluating companies' potential for market appreciation, the subadvisor seeks companies that it believes will demonstrate greater long-term earnings growth than the average company included in the S&P Midcap 400 Index. The strategy is based on the subadvisor's view that growth in a companies' earnings will correlate with growth in the price of its stock.

    The subadvisor seeks to identify companies that have the most attractive earnings prospects and favorable valuations, regardless of the size of the company. Generally, however, a portion of the series' portfolio will be invested in large, well-known companies that have established histories of profitability and/or dividend payment.

    Although the series stresses long-term earnings growth potential, the subadvisor may buy securities in anticipation of short-term price gains.

    Debt instruments, including investment grade and below investment grade bonds ("junk bonds") and bonds convertible into common stocks, also may be a part of the series portfolio. Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities.

    The series may invest up to 20% of its total assets in securities of foreign (non-U.S.) issuers. Foreign investment will be primarily through American Depository Receipts (ADRs).

    The series may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the series' total assets. When the series lends securities in this fashion, the borrower returns the securities at a prearranged time and pays some form of premium or other fee for the transaction. The series receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

    The series intends to invest in financial futures contracts, options and swap agreements only for hedging purposes. However, the series can invest in these transactions even if they are not purchased for hedging purposes, that is, they are purchased as an investment in their own right.

    The series may invest up to 15% of its net assets in securities that are not liquid. The series considers investments that the advisor is not likely to be able to sell within 7 business days as not liquid. These securities can include repurchase agreements, with maturities more than 7 days and private placements. Repurchase agreements are contracts under which the series will buy securities that are not sold to investors through a public offering but instead are sold in direct, private transactions.

    Note: If the subadvisor determines that market conditions are not favorable to the types of investments the advisor ordinarily intends to hold, the series may invest without limitation in any combination of high quality money market securities and repurchase agreements. In


96 Phoenix Edge Series Fund
such instances, the series may not achieve its stated investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the series.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is long-term earnings growth. The subadvisor intends to invest series' assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they many worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series' share values may decline. Share values also can decline if the specific companies selected for series' investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors, Finally, decreases in share values from day to day will be "paper" losses unless you actually sell your shares. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases you will lose money.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

ANTICIPATING SHORT-TERM PRICE GAINS
    The advisor may buy securities that it anticipates will rise in price over a short period of time. If the securities do not perform as expected, gains will not be as high as anticipated. Moreover, the advisor buys these securities with the expectation that they will be sold after a short period of time. Each time a security is bought or sold, the series incurs certain costs associated with the transaction. The more transactions, the higher the overall cost to the series.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

BELOW INVESTMENT GRADE SECURITIES
    The series may invest in securities that are below investment grade. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the subadvisor to accurately predict risk.

SECURITIES LENDING
    When the series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S.
companies. These include:

[diamond]   differences in accounting, auditing and financial reporting standards;

[diamond]   generally higher commission rates on foreign portfolio transactions;

[diamond]   differences and inefficiencies in transaction settlement systems;

[diamond]   the possibility of expropriation or confiscatory taxation;

[diamond]   adverse changes in investment or exchange control regulations;

[diamond]   political instability; and

[diamond]   potential restrictions on the flow of international capital.


                                                    Phoenix Edge Series Fund 97

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series. Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond]   known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond]   competitive implications of increased price transparency of European
            Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond]   issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond]   currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond]   potential tax consequences.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
    The series may invest in financial futures contracts and options and enter into swap agreements. The advisor intends to invest in such securities primarily to hedge or reduce the risk of holding other investments. If the prices for futures contracts and prices in the cash market do not correlate as expected or if the advisor's expectations about interest rate, exchange rate or general market movements are incorrect, the series' returns may not be as high as they would be if the advisor did not invest in these securities. There is also a risk that the market for reselling financial futures contracts and options may be limited or nonexistent. The series could incur unlimited losses if it cannot liquidate certain futures contracts. The subadvisor's decisions about the nature and timing of futures contract and options and swap transactions may result in losses when other investors' decisions about the same contracts, options or swaps result in gains.


ILLIQUID SECURITIES
    Securities owned by the series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the series.


MANAGEMENT OF THE FUNDS


THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 additional mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Seneca Capital Management LLC ("Seneca") is the investment subadvisor to the series and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadvisor to 2 mutual funds and acts as investment advisor to institutions and individuals. As of December 31, 1999, Seneca had $9.2 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP) an investment advisor since 1989.


    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the general operations of the

98 Phoenix Edge Series Fund
series. Seneca, as subadvisor, is responsible for day-to-day management of the series' portfolios.

    Seneca manages the series', assets to conform with the investment policies as described in the prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.80% annually.

    Phoenix pays Seneca an annual subadvisory fee of 0.40%.


    During the series' last fiscal year, the series paid total management fees of $88,936. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.80%. The advisory fee is greater than that for most series; however, the Trustees have determined that it is comparable to fees charged by other funds whose investment objectives are similar to those of the series.


PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of managers and analysts headed by 2 team leaders. The team leaders are primarily responsible for the day-to-day decisions.

    Gail P. Seneca is a team leader for the series. Since January 1998, Ms. Seneca also has served as co-manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund and since June 1998, she has served as co-manager of Phoenix Mid-Cap Portfolio of Phoenix Multi-Portfolio Fund. Ms. Seneca has been the chief executive and investment officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was senior vice president of the Asset Management Division of Wells Fargo Bank, and from October 1983 to September 1987, she was investment strategist and portfolio manager for Chase Lincoln Bank, heading the fixed income division.

    Richard D. Little is the other team leader for the series. Since January 1998, Mr. Little has served as co-manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund, and since June 1998, he has served as co-manager of Phoenix Mid-Cap Portfolio of Phoenix Multi-Portfolio Fund. Mr. Little has been director of equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

PHOENIX-SENECA STRATEGIC THEME SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Seneca Strategic Theme Series has an investment objective to seek long-term capital appreciation through investing in securities of companies benefiting from long-term trends in the United States and abroad. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invest primarily in common stocks of companies the advisor believes are particularly well situated to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

    Examples of thematic investing would include investing in oil and gas exploration companies during the "energy shortage' years of the late 1970's, owning companies benefiting from the lower inflation trends during the early 1980's, investing in companies acquiring cellular franchises in the late 1980's and technology companies during the 1990's.

    The series will not invest more than 25% of its total assets in any one industry or group of related industries.

    In determining when and whether to invest in particular industries, the advisor will establish strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes. Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The advisor may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The advisor may pursue one or more investment themes at any time.

    The advisor will seek to identify companies which, in addition to being considered well positioned to benefit from investment themes identified, also are believed to possess attributes such as good financial resources, satisfactory return on capital, enhanced industry position and superior management skills.

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as:

[diamond]   higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond]   typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond]   the potential for capital appreciation if the market price of the underlying common stock increases.


                                                     Phoenix Edge Series Fund 99

    The series will invest only in the 4 highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating the series is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

    The series may invest up to 35% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' primary focus is long-term capital appreciation. The advisor intends to invest series assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series share values may decline. Share values also can decline if the specific companies selected for series investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

    To the extent the series invests in a single investment theme, it may be more vulnerable to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes, or as compared to a broadly diversified portfolio.

    The successful implementation of the thematic investment strategy used by the advisor is dependent on the advisor's ability to

[diamond]   anticipate emerging market trends;

[diamond]   exploit such investment opportunities; and

[diamond]   divest such securities at the right time.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S.
companies. These include:

[diamond]   differences in accounting, auditing and financial reporting standards;

[diamond]   generally higher commission rates on foreign portfolio transactions;

[diamond]   differences and inefficiencies in transaction settlement systems;

[diamond]   the possibility of expropriation or confiscatory taxation;

[diamond]   adverse changes in investment or exchange control regulations;

[diamond]   political instability; and

[diamond]   potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign


100 Phoenix Edge Series Fund
company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond]   known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond]   competitive implications of increased price transparency of European
            Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond]   issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond]   currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond]   potential tax consequences.

    The series may buy and write options and enter into futures contracts and swap agreements primarily to minimize the risk of other investments it makes for the series. These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited.


    If the advisor believes that market conditions are not favorable to the series' principal strategies the series may invest without limit in U.S. government securities and in money market instruments. When this happens, the series may not achieve its investment objective.


MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 additional mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.


    Seneca Capital Management LLC ("Seneca") is the investment subadvisor to the series and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadvisor to 2 mutual funds and acts as investment advisor to institutions and individuals. As of December 31, 1999, Seneca had $9.2 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP) an investment advisor since 1989.


    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the domestic portion of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

--------------------------------------------------------------
                        FIRST         NEXT           OVER
                    $250,000,000  $250,000,000  $500,000,000
--------------------------------------------------------------
  Management Fee       0.75%         0.70%         0.65%
--------------------------------------------------------------


    During the series' last fiscal year, the series paid total management fees of $868,675. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.75%.

PORTFOLIO MANAGEMENT
    Investment decisions for the Phoenix-Seneca Strategic Theme Series are made by a team of equity investment professionals.

INVESTMENT RESTRICTIONS
------------------------
    The Fund may not invest more than 25% of the assets of any one series in any one industry (except that the Phoenix-Goodwin Money Market and Phoenix-Oakhurst Strategic Allocation Series may invest more than 25% of



                                                   Phoenix Edge Series Fund 101
their assets in the banking industry and the Phoenix-Duff & Phelps Real
Estate Securities Series may invest at least 75% of its assets in the real estate industry). If the Fund makes loans of the portfolio securities of any series (other than Phoenix-Federated U.S. Government Bond Series), the market value of the securities loaned may not exceed 25% of the market value of the total assets of such series (33-1/3% of the total assets of the Phoenix-Morgan Stanley Focus Equity Series).


    In addition to the investment restrictions described above, each series' investment program is subject to further restrictions which are described in the Statement of Additional Information. Certain restrictions for each series, as entified in the Statement of Additional Information, are fundamental and may not be changed without shareholder approval.


PORTFOLIO TURNOVER
------------------
    Each series pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a series and thus indirectly by its shareholders. It also may result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. The rate of portfolio turnover is not a limiting factor when the Advisor deems changes appropriate. It is anticipated that the turnover rate for the Phoenix-J.P Morgan Research Enhanced Index, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity and Phoenix-Schafer Mid-Cap Value Series generally will not exceed 100%. Although securities for the Phoenix-Seneca Strategic Theme Series are not purchased for the short-term, the Advisor's strict sell discipline may result in rates of portfolio turnover equivalent to those identified by the SEC as appropriate for capital appreciation funds with substantial short-term trading. The Advisor's approach dictates that underperforming securities and securities not consistent with prevailing themes will be sold. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a series and by compliance with provisions of the Internal Revenue Code, relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed. The rates of portfolio turnover for each series (other than the Phoenix-Goodwin Money Market, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity, Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, and Phoenix-Schafer Mid-Cap Value Series) are set forth under "Financial Highlights." For more information regarding the consequences related to a high portfolio turnover rate, see "Portfolio Transactions and Brokerage" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.


THE FUND AND ITS MANAGEMENT
----------------------------
    The Fund is a mutual fund, technically known as an open-end management investment company. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by the Fund's investment advisors. The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund issues shares of beneficial interest in 21 series.

    The Statement of Additional Information contains a list of the members of the Board of Trustees and the officers of the Fund.


SHARES OF BENEFICIAL INTEREST
------------------------------
    The Fund currently has 21 series of shares of beneficial interest. Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the Accounts as shareholders are passed through to the contract owners and policyowners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an Investment Advisory Agreement or a change in fundamental investment policies), a separate vote of that series is required.


    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners or policyowners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the


102 Phoenix Edge Series Fund
direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the Accounts as shareholders of a business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the Accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk and contract owners and policyowners are fully and completely insulated from risk.

NET ASSET VALUE
---------------
    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series.


    The series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.


TAXES
-----
    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and so qualified for its last taxable year. In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the Accounts. The Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series may incur liability for foreign income and withholding taxes on investment income. The Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series intend to qualify for, and may make, an election permitted under the Code to enable the shareholder Accounts (and therefore Phoenix) to claim a credit or deduction on Phoenix's income tax return for the Accounts' pro rata share of the income and withholding taxes paid by the Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series to foreign countries. Phoenix also will treat the foreign income taxes paid by the series as income. contract owners and policyowners will not be required to treat the foreign income taxes paid by the series as income or be able to claim a credit or deduction for these taxes on their income tax returns. For a discussion of the taxation of the Accounts, see "Federal Tax Considerations" included in the Accounts' Prospectuses.

    Although the Phoenix-Duff & Phelps Real Estate Securities Series may be a nondiversified portfolio, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Phoenix-Duff & Phelps Real Estate Securities Series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the series.

    In addition, if the Phoenix-Duff & Phelps Real Estate Securities Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Phoenix-Duff & Phelps Real Estate Securities Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.


Phoenix Edge Series Fund 103

APPENDIX
--------

A-1 AND P-1 COMMERCIAL PAPER RATINGS
    The Phoenix-Goodwin Money Market Series will invest only in commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least 2 additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S CORPORATE BOND RATINGS
    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P'S CORPORATE BOND RATINGS
    AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


104 Phoenix Edge Series Fund

    BB-B-CCC-CC--Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirement.

    B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C--Bonds are in imminent default in payment of interest or principal.

    D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


                                                    Phoenix Edge Series Fund 105

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                         PHOENIX VARIABLE PRODUCTS
101 Munson Street                                     MAIL OPERATIONS ("VPMO"):
Greenfield, Massachusetts                                         P.O. Box 8027
                                                          Boston, MA 02266-8027


                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2000

    This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read together with the Fund's current Prospectus, dated May 1, 2000 which may be obtained by calling Variable Products Operations ("VPO") at 800/541-0171, or by writing to VPMO.


                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

    The Phoenix Edge Series Fund .......................................    2

    Investment Policies ................................................    2

    Investment Restrictions.............................................   17

    Portfolio Turnover..................................................   19

    Management of the Fund .............................................   19


    The Investment Advisors ............................................   25

    Custodian ..........................................................   29

    Foreign Custodian ..................................................   29

    Independent Accountants ............................................   29

    Brokerage Allocation ...............................................   29

    Determination of Net Asset Value ...................................   30

    Investing In the Fund ..............................................   31

    Redemption of Shares ...............................................   31

    Taxes ..............................................................   31

    Disclaimer..........................................................   31

    Financial Statements ...............................................   32

THE PHOENIX EDGE SERIES FUND
--------------------------------------------------------------------------------
    The Phoenix Edge Series Fund (the "Fund") is an open-end, diversified investment company as defined in the Investment Company Act of 1940. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. Shares in each Series of the Fund are available only to certain insurance company separate accounts.

    The Phoenix Home Life Variable Accumulation Account is a separate account of Phoenix Home Life Mutual Insurance Company ("Phoenix") created on June 21, 1982.

    The Phoenix Home Life Variable Universal Life Account is a separate account of Phoenix created on June 17, 1985.

    The PHL Variable Accumulation Account is a separate account of PHL Variable Insurance Company ("PHL Variable") formed on December 7, 1994.

    The PHL Variable Universal Life Account is a separate account of PHL Variable formed on September 10, 1998.

    The Phoenix Life and Annuity Variable Universal Life Account is a separate account of Phoenix Life and Annuity Company ("PLAC") formed in March 1996.

    The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The Accounts own the majority of the shares of the Fund.

INVESTMENT POLICIES
    The investment objectives and policies of the Series are described in each Series' "Investment Risk and Return Summary" and "Investment Strategies" sections. The following supplements the information contained in those sections.

MONEY MARKET INSTRUMENTS

    Certain money market instruments used extensively by the Phoenix-Goodwin Money Market, Phoenix-Federated U.S. Government Bond and Phoenix-Oakhurst Strategic Allocation Series are described below. They also may be used by the Phoenix-Aberdeen International, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index and Phoenix-Aberdeen New Asia Series and may be used by the other Series to a very limited extent to invest otherwise idle cash, or on a temporary basis for defensive purposes. The Phoenix-Morgan Stanley Focus Equity Series may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.


    Repurchase Agreements. Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

    Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

    Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

    Bankers' Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

    Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months.

    Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

    All of the Phoenix-Goodwin Money Market Series' investments will mature in 397 days or less and will have a weighted average age of not more than 90 days. By limiting the maturity of its investments, the Series seeks to lessen the changes in the value of its assets caused by market factors. This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix-Goodwin Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix-Goodwin Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A more detailed discussion of amortized cost is contained under "Determination of Net Asset Value."

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: MARKET
SEGMENT INVESTMENTS AND TRADING
    Market Segment Investments. The Phoenix-Oakhurst Strategic Allocation Series seeks to achieve its investment objective by investing in the 3 market segments of stocks, bonds and money market instruments described below.

[diamond]   STOCK--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

[diamond]   BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

    o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

    o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

    o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix-Oakhurst Strategic Allocation Series' total assets;

    o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and


    o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 10% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

[diamond]   MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

    o those money market instruments described in this Statement of Additional Information; and

    o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the Series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The Series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The Series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. In order to achieve the Series' investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market instruments) will be of significance. As a result, the Phoenix-Oakhurst Strategic Allocation Series intends to use trading as a means of managing the portfolio of the Series in seeking to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the advisor's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the advisor's evaluations and expectations prove to be incorrect, the Series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs but, as explained above, will be engaged in when the advisor believes that the result of the trading, net of transaction costs, will benefit the Series. Purchases and sales of securities will be made, whenever necessary in the advisor's view, to achieve the total return investment objective of the Series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix-Oakhurst Strategic Allocation Series may enter into financial futures and options contracts.


PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
    The investment strategy of the Phoenix-J.P. Morgan Research Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The Series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P
500. The portfolio intends to invest in securities of approximately 350 issuers, which securities are rated by the Series' subadvisor to have above-average expected returns.


    The Series seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.


[diamond]   Research: The subadvisors of the Series--more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years experience, follow over 600 predominantly large- and medium-sized U.S. companies--approximately 300 of which form the universe for the Series' investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

[diamond]   Valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

[diamond]   Stock selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The Series will normally be principally comprised, based on the dividend discount model, of stocks in the first 4 quintiles. Finally, the Series holds a large number of stocks to enhance its diversification.


    Under normal market circumstances, the Series' advisor will invest at least 80% of its net assets in equity securities consisting of common stocks and other securities with equity characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The Series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalizations above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The Series may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500.

    The Series intends to manage its portfolio actively in pursuit of its investment objective. Since the Series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

FINANCIAL FUTURES AND RELATED OPTIONS
    Phoenix-Oakhurst Strategic Allocation, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Seneca Mid-Cap Growth, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-Oakhurst Balanced Series. These Series may enter into financial futures contracts for the purchase or sale of debt obligations which are traded on exchanges that are licensed and regulated by Commodity Futures Trading Commission.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a Series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A Series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a Series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the Series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    A Series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the Series to close a futures position. Finally, successful use of futures contracts by a Series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a Series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the Series than if it had not entered into any futures contract.

    A Series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets. The Phoenix-Morgan Stanley Focus Equity Series will limit its use of all derivative products, including futures contracts, for non-hedging purposes to 33-1/3% of its total assets measured by the aggregate notional amount of outstanding derivative products. A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily held in a segregated account with the custodian bank for the Series in an amount sufficient to cover the cost of purchasing the obligation.


    Phoenix-Aberdeen International, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Hollister Value Equity, Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series. Each of these Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or sell in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. The Phoenix-Morgan Stanley Focus Equity series may also enter into financial futures contracts for non-hedging purposes to further the Series' investment objective and enhance returns. The Series, however, will not use financial, futures contracts or other derivative products in a manner that creates leverage, except to the extent expressly permitted by the Series' investment policies.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    Each Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase or sell put and call options on financial futures contracts.


    Each Series, other than the Phoenix-Morgan Stanley Focus Equity Series, will engage in transactions in financial futures contracts and related options primarily for hedging purposes. The Phoenix-Morgan Stanley Focus Equity Series will limit its use of derivative products, including financial futures contracts and related options, for non-hedging purposes to 33-1/3% of its total assets measured by the aggregate notional amount of outstanding derivative products. In addition, each Series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset --either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto--will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the advisor or subadvisor could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had the futures transactions not taken place. There also is the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series while the purchase or sale of the contract would not have resulted in a loss.


    The Phoenix-Seneca Strategic Theme and Phoenix-Bankers Trust Dow 30 Series may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are 2 types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a Series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Series may wish to buy in the future by purchasing futures contracts.

    The Phoenix-Seneca Strategic Theme and Phoenix-Bankers Trust Dow 30 Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500. A clearing corporation associated with the New York Stock Exchange ("NYSE") or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    In contrast to the situation when such Series purchases or sells a security, no security is delivered or received by the Series upon the purchase or sale of a financial futures contract. Initially, this Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    A Series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

OPTIONS

    Phoenix-Goodwin Money Market, Phoenix-Engemann Capital Growth, Phoenix-Oakhurst Balanced, Phoenix-Aberdeen International, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Oakhurst Strategic Allocation, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Federated U.S. Government Bond and Phoenix-Aberdeen New Asia Series.

    Writing Covered Call Options. The series above may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.


    A call option gives the holder the right to buy a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    A call option may be purchased to terminate a call option previously written. The premium paid in connection with the purchase of a call option may be more than, equal to or less than the premium received upon writing the call option which is being terminated.

    When a Series writes a covered call option, an amount equal to the premium received by it is included in assets of the Series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the NYSE on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the Series has written either ends or enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a

"qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(c)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.


    Buying Call and Put Options. The Phoenix-Oakhurst Strategic Allocation, Phoenix-Oakhurst Balanced, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Seneca Mid-Cap Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Federated U.S. Government Bond and Phoenix-Seneca Strategic Theme Series may buy national exchange-traded call and put options on equity and debt securities and on various stock market indices. The Phoenix-Goodwin Money Market, Phoenix-Engemann Capital Growth and Phoenix-Goodwin Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously-written call option. (See "Writing Covered Call Options.")


    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    The seller of an option receives a cash payment or premium at the time of sale which is retained by the seller whether or not the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A Series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The Series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the Series when it bought the option which is being closed.

    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Oakhurst Strategic Allocation or Phoenix-Oakhurst Balanced Series' total assets. The premium paid by the Series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the Series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the Series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the Series entering into a closing sale transaction, the Series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.


    Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Seneca Mid-Cap Growth, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Federated U.S. Government Bond and Phoenix-Aberdeen New Asia Series.


    To promote their objectives, these Series may write covered call and put options and purchase call and put options on securities and securities indices. In addition, the Series may enter into option transactions on foreign currency.

    Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

    Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same Series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.


    The Series may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The Series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The Series, other than the Phoenix-Morgan Stanley Focus Equity Series, may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts. The Phoenix-Morgan Stanley Focus Equity Series will limit its use of derivative products, including options, for non-hedging purposes to 33-1/3% of its total assets measured by the aggregate notional amount of outstanding derivative products.


    The Series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.


    Purchasing Call and Put Options, Warrants and Stock Rights. Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Oakhurst Growth and Income, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Aberdeen New Asia Series. Each of these series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies (the Phoenix-Morgan Stanley Focus Equity Series will be subject to the 33-1/3% derivatives limitation for non-hedging purposes discussed in the preceding section). Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.

    Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Oakhurst Growth and Income and Phoenix-Aberdeen New Asia Series intend to invest up to 5% of their respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.


    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker.

This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Although the dealers with which a Series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Series.


    A Series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A Series currently will not engage in OTC options transactions if the amount invested by the Series in OTC options, plus a "liquidity charge" related to OTC options written by the Series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the Series' total assets (15% of the net assets of each of the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series). The "liquidity charge" referred to above is computed as described below.


    The Series anticipates entering into agreements with dealers to which the Series sells OTC options. Under these agreements a Series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Series to repurchase a specific OTC option written by the Series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

FOREIGN SECURITIES

    The Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series will purchase foreign securities as discussed above. In addition, the other Series may invest up to 25% (up to 35% for the Phoenix-Seneca Strategic Theme Series, 20% for the Phoenix-Seneca Mid-Cap Growth and Phoenix-Schafer Mid-Cap Value Series and typically less than 5% for the Phoenix-Engemann Nifty Fifty Series) of total net asset value in foreign securities. The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each Series, other than the Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-J.P. Morgan Research Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange. The Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Growth, Phoenix-Janus Equity Income and Phoenix-Janus Flexible Income Series may invest 100% of total net asset value in foreign securities, although such would be a very unlikely event.


    The foreign debt securities in which the Series may invest are issued by foreign issuers in developed countries considered creditworthy by the advisor or subadvisor, as applicable, and in so-called emerging market countries. The Series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The Series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    While the Phoenix-Aberdeen International, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Seneca Strategic Theme, Phoenix-Goodwin Multi-Sector Fixed Income and Phoenix-Aberdeen New Asia Series may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

FOREIGN CURRENCY TRANSACTIONS

    For each Series investing in foreign securities, the value of the assets of such Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Series may incur costs in connection with conversions between various currencies. A Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the Series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


    When a Series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Phoenix-Aberdeen International, Phoenix-Morgan Stanley Focus Equity, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Aberdeen New Asia Series also may hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

    If the Series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity, Phoenix-Federated U.S. Government Bond and Phoenix-Seneca Mid-Cap Growth Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series' shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred or zero coupon bonds.

REAL ESTATE INVESTMENT TRUSTS
    As described in the Prospectus, under normal conditions, the Phoenix-Duff & Phelps Real Estate Securities Series intends to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

    REITs generally can be classified as follows:

[diamond]   Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity
            REITs can also realize capital gains by selling properties that have appreciated in value.

[diamond]   Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

[diamond]   Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Phoenix-Duff & Phelps Real Estate Securities Series should realize that by investing in REITs indirectly through the Series, he will bear not only his proportionate share of the expenses of the Series but also, indirectly, similar expenses of underlying REITs.

DEBT SECURITIES
    Up to 25% of the Phoenix-Duff & Phelps Real Estate Securities Series total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which Duff & Phelps Investment Management ("DPIM") believes have attractive equity characteristics). The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the Series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.

    The value of a Series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

CONVERTIBLE SECURITIES
    Each Series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each Series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. (This 5% restriction does not apply to the Phoenix-Janus Equity Income,

Phoenix-Janus Flexible Income or Phoenix-Janus Growth Series.) A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

REPURCHASE AGREEMENTS

    Phoenix-Goodwin Money Market, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Aberdeen International, Phoenix-Seneca Strategic Theme, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Schafer Mid-Cap Value, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series. These series may invest in repurchase agreements. However, no more than 10% of a Series' net assets (15% with respect to Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity and Phoenix-Federated U.S. Government Bond Series) will be invested in repurchase agreements having maturities of more than 7 days. A repurchase agreement is a transaction where a Series buys a security at one price and the seller simultaneously agrees to buy that same security back at a higher price. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.


JUNK BONDS
    Phoenix-Janus Flexible Income, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Janus Equity Income, Phoenix-Janus Growth, Phoenix-Aberdeen International, Phoenix-Morgan Stanley Focus Equity and Phoenix-Oakhurst Strategic Allocation Series. These series may invest up to 100%, 50%, 35%, 35%, 10%, 5% and 5%, respectively, of total net assets in noninvestment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer. A more detailed description of the risks associated with High Yield-High Risk Securities appears under "Phoenix-Goodwin Multi-Sector Fixed Income Series - Risk Factors" in the Prospectus.

REAL ESTATE SECURITIES
    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company.

EMERGING MARKET SECURITIES
    The Phoenix-Aberdeen New Asia. Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International

Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The Series also may invest in securities of: (i) companies where the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

    Additional Risk Factors. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the Series may hold such currencies for an indefinite period of time.

    In addition, the Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Series may hold foreign currency in anticipation of purchasing foreign securities. The Series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

    While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Series' profit or loss on currency options or forward contracts, as well as its hedging strategies.

LEVERAGE

    Phoenix-Seneca Strategic Theme, Phoenix-Hollister Value Equity, Phoenix-Seneca Mid-Cap Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-J.P. Morgan Research Enhanced Index Series. These series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The Series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The Series, other than the Phoenix-Morgan Stanley Focus Equity Series, may borrow up to 25% of the net assets of such Series, not including the proceeds of any such borrowings. The Phoenix-Morgan Stanley Focus Equity Series may borrow up to 33-1/3% of its total assets (including the amount borrowed) less liabilities. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above become less than 3 times the amount of the borrowings for investment purposes, the Series, within 3 business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.


    Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.

    An investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such Series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such Series, the net asset value of the Series will decrease faster than otherwise would be the case.

    Phoenix-Schafer Mid-Cap Value, Phoenix-Oakhurst Growth and Income and Phoenix-Engemann Nifty Fifty Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the Series' total assets (33-1/3% in the case of Phoenix-Oakhurst Growth and Income Series). These Series must also maintain a 300% asset coverage ratio. Phoenix-Schafer Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; Phoenix-Oakhurst Growth and Income Series may collateralize any such borrowing with up to 33-1/3% of its total assets.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES

    Each Series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly-traded securities. Such securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, ads amended (the "1933 Act"). Public sales of such securities by a Series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is liquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series may invest up to 15% of its net assets in illiquid securities.


MORTGAGE-BACKED SECURITIES
    Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Seneca Mid-Cap Growth Series. These series also may invest in mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    The Series also may invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

    The Series may purchase pass-through securities at a premium or at a discount. The value of pass-through securities in which the Series may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Series' net asset value.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a results of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a Series (other than Phoenix-Engemann Nifty Fifty Series) may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Phoenix-Aberdeen New Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities which will increase the current income of the Series lending its securities. A Series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending Series, a Series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a Series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held may not be liquidated, the result could be a material adverse impact on the liquidity of the lending Series.

WHEN-ISSUED SECURITIES

    Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Growth, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Morgan Stanley Focus Equity and Phoenix-Seneca Mid-Cap Growth Series. These Series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate, if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the Series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the Series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the Series may incur expenses associated with unwinding such transactions.

STRUCTURED NOTES

    The Phoenix-Morgan Stanley Focus Equity Series may use Structured Notes. These are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.


    Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Series will use Structured Notes to tailor its investments to the specific risks and returns the subadvisor wishes to accept while avoiding or reducing certain other risks.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    The Fund's fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund.

    The following investment restrictions are fundamental policies of the Fund with respect to all Series and may not be changed except as described above; provided, however, that restrictions (6) through (9) and (13) below, although applicable to the Phoenix-Morgan Stanley Focus Equity Series, will not be treated as fundamental restrictions of that Series and may be changed without shareholder approval. The Fund may not:

     (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate. The Phoenix-Duff & Phelps Real Estate Securities and the Phoenix-Federated U.S. Government Bond Series may, however, invest in mortgage-backed securities.

     (2) Make loans other than loans of securities secured by cash or cash equivalents for the full value of the securities; any interest earned from securities lending will inure to the benefit of the Series which holds such securities. However, the purchase of debt securities which are ordinarily purchased by financial institutions are not considered the loaning of money.

     (3) Invest in commodities or in commodity contracts or in options provided, however, that it may write covered call option contracts; and provided further, that the Phoenix-Oakhurst Strategic Allocation, Phoenix-Oakhurst Balanced, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Federated U.S. Government Bond and Phoenix-Seneca Mid-Cap Growth Series may enter into financial futures contracts to purchase and sell debt obligations and may buy call and put options on securities and stock market indexes; and provided further, that the Phoenix-Aberdeen International, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series may purchase call and put options on securities, engage in financial futures contracts and related options transactions, write secured put options, and enter into foreign currency and foreign currency options transactions.

     (4) Engage in the underwriting of securities of other issuers, except to the extent any Series may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired. The Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series will, and the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series may, buy and sell securities outside the United States that are not registered with the SEC or marketable in the United States.

     (5) Borrow money, except as a temporary measure where such borrowing would not exceed 25% of the market value of total assets at the time each such borrowing is made, and except that the Phoenix-Morgan Stanley Focus Equity Series may borrow from banks in an amount not to exceed 33-1/3% of its total assets (including the amount borrowed) in accordance with its investment objective and policies. However, the Fund may borrow money for any general purpose from a bank provided such borrowing does not exceed 10% of the net asset value of the Fund, not considering any such borrowings as liabilities. The Phoenix-Oakhurst Strategic Allocation, Phoenix-Aberdeen International, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Federated U.S. Government Bond and Phoenix-Aberdeen New Asia Series may borrow money to the extent of financial futures transactions and reverse repurchase agreements, provided that such borrowings are limited to 33-1/3% of the value of the total assets of the Series.

     (6) Invest in illiquid securities in an amount greater than 15% of the net asset value of any Series' portfolio at the time any such investment is made.

     (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or to effect a short sale of any security. (The deposit of "maintenance margin" in connection with financial options futures and swap contracts is not considered the purchase of a security on margin.)

     (8) Invest for the purpose of exercising control over or management of any company.

     (9) Unless received as a dividend or as a result of an offer of exchange approved by the SEC or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Series would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Series' total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Series' total assets or (d) together with investment companies having the same investment advisor as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company, except that the Phoenix-Federated U.S. Government Bond Series may invest without limit in the securities of money market investment companies, including affiliated investment companies.

    (10) (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than United States government or government agency securities or in the case of the Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series, other than foreign government securities) or, with respect to the Phoenix-Oakhurst Strategic Allocation and Phoenix-Oakhurst Balanced Series, call or put options contracts and financial futures contracts of any one issuer (including repurchase agreements with any one bank); nor (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer (the foregoing restriction being inapplicable to the Phoenix-Duff & Phelps Real Estate Securities Series) or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements. The Phoenix-Aberdeen International Series will, with respect to 75% of its assets, limit its investment in the securities of any one foreign government, its agencies or instrumentalities to 5% of the Series' total assets. The above restrictions will apply only to securities comprising 75% of the value of the total assets with respect to the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series. None of the above restrictions will apply to the Phoenix-Bankers Trust Dow 30 or Phoenix-Morgan Stanley Focus Equity Series.

    (11) Concentrate the portfolio investments in any one industry (the foregoing restriction being inapplicable to the Phoenix-Duff & Phelps Real Estate Securities Series). No security may be purchased for a Series if such purchase would cause the value of the aggregate investment in any one industry to exceed 25% of the Series' total assets. However, the Phoenix-Goodwin Money Market Series and Phoenix-Oakhurst Strategic Allocation

         Series may invest more than 25% of their assets in the banking industry. The Phoenix-Duff & Phelps Real Estate Securities Series may invest not less than 75% of its assets in the real estate industry. Government securities, municipal bonds and bank instruments shall not be considered an industry.

    (12) Issue senior securities.

    (13) Enter into repurchase agreements which would cause more than 10% (15% with respect to the Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series) of any Series' net assets (taken at market value) to be subject to repurchase agreements maturing in more than 7 days.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series' shares by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each Series (other than the Phoenix-Goodwin Money Market Series are set forth under "Financial Highlights" in the prospectus. The portfolio turnover rates for the Phoenix-Bankers Trust Dow 30, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Federated U.S. Government Bond and Phoenix-Morgan Stanley Focus Equity Series) are for less than a full year.



                             MANAGEMENT OF THE FUND


    The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut 06115.


                                     POSITION(S)            PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     WITH THE FUND          DURING PAST FIVE YEARS
----------------                     -------------          ----------------------

Eunice S. Groark (61)                Trustee                Director, Member Audit Committee and Executive Committee, Chair, Trust
35 Saddleridge Drive                                        Committee, Peoples Bank, CT (since 1995). Visiting Professor in
Bloomfield, CT 06002                                        Government, Wesleyan University (since 1997). Columnist,
                                                            Journal-Inquirer (since 1995). Fellow, Institute of Politics, Kennedy
                                                            School, Harvard University (1996). Adjunct Professor, Hartford College
                                                            for Women, University of Hartford (1996). Lieutenant Governor of the
                                                            State of Connecticut (1991-1995).

John A. Fabian (65)                  Trustee                Retired; previously Chief Investment Officer, Home Life Insurance
497 Hensler Lane                                            Company (1982-1992); Executive Vice President, Investment Department,
Oradell, NJ 07649                                           Phoenix Home Life Mutual Insurance Company (1992-1994).

Timothy P. Shriver (40)              Trustee                Chair, Collaborative for the Advancement of Social and Emotional
Special Olympics Inc.                                       Learning. Co-Chair, Advisory Panel on Youth Service for General Colin
1325 G Street NW, Suite 500                                 Powell's "America's Promise"-- The President's Summit on Youth. Director
Washington, DC 20005                                        Chair, The Shriver Center National Advisory Board, The University of
                                                            Maryland Baltimore County (since 1996). Director, The John F. Kennedy
                                                            Library Foundation (since 1993). Director, Amistad America, Inc. (since
                                                            1998). Director, Education Compact for Learning & Citizenship (since
                                                            1998). President and CEO, Special Olympics International (since 1996).
                                                            Co-Producer, Amistad film (1997). President, 1995 Special Olympic World
                                                            Games (1992-1995).


                                     POSITION(S)            PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     WITH THE FUND          DURING PAST FIVE YEARS
----------------                     -------------          ----------------------

John R. Mallin (49)                  Trustee                Director, Hartford Ballet. Past President/Director, Connecticut Down
Cummings & Lockwood                                         Syndrome Congress. Past President/Chairman, Corporate Advisory Committee
185 Asylum Street                                           of the Connecticut Rivers Council, Boy Scouts of America, Past Chairman,
Hartford, CT 06103                                          Scouting Unlimited Committee, Past Officer, Long Rivers Council.
                                                            Director/Treasurer, Connecticut Chapter of the Harvard Law School
                                                            Association. Director, Business for Downtown Hartford. Partner, Cummings
                                                            & Lockwood (since 1996). Partner, Corcoran, Mallin & Asresco, P.C.
                                                            (1987-1996).

Frank M. Ellmer (59)                 Trustee                Retired; previously Audit Partner and Past Regiona Director of Health
427 Woodhaven Road                                          Care, Ernst & Young, LLP (partner since 1978).
Glastonbury, CT 06033


Simon Y. Tan (47) *                  Trustee and            Senior Vice President, Individual Market Development, Phoenix Home Life
                                     President              Mutual Insurance Company (since 1994).


Michael E. Haylon (41)               Executive              Director and Executive Vice President--Investments, Phoenix Duff &
                                     Vice President         Phelps Corporation (1995-present). Executive Vice President, Phoenix
                                                            Funds (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                            Executive Vice President (1997-present), Vice President (1996-1997),
                                                            Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                            (1994-present), President (1995-present, Executive Vice President
                                                            (1994-1995), Vice President (1991-1994), Phoenix Investment Counsel,
                                                            Inc. Director (1994-present), President (1996-present), Executive Vice
                                                            President (1994-1996), Vice President (1993-1994), National Securities &
                                                            Research Corporation. Director, Phoenix Equity Planning Corporation
                                                            (1995-present). Senior Vice President, Securities Investment, Phoenix
                                                            Home Life Mutual Insurance Company (1993-1995).

Michael J. Gilotti (52)              Executive              Executive Vice President, PHL Variable Insurance Company (6/99-present),
                                     Vice President         Vice President and Head of Bank and Broker/Dealer Operations, Aetna
                                                            (1994-1998), Principal and Founding Partner, Eden Financial Group
                                                            (1982-1998).

Roger Engemann (57)                  Senior Vice            President, Roger Engemann & Associates (1992-present). President and
600 North Rosemead Boulevard         President              Director, Pasadena Capital Corporation. Senior Vice President, The
Pasadena, CA 91107                                          Phoenix Edge Series Fund and Phoenix Series Fund (1998-present).
                                                            Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                                            (1998-present).


* Trustees identified with an asterisk are considered to be "interested persons" of the Fund within the meaning of the definition set forth in
   Section 2(a)(19) of the Investment Company Act of 1940.



                                     POSITION(S)            PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     WITH THE FUND          DURING PAST FIVE YEARS
----------------                     -------------          ----------------------

David K. Schafer (60)                Senior Vice            President and Director, Schafer Capital Management, Inc.
101 Carnegie Center,                 President              (1983-present). Senior Vice President and Portfolio Manager, The Phoenix
Suite 107                                                   Edge Series Fund (1998-present). President and Chairman, Strong Schafer
Princeton, NJ 08540                                         Value Fund (1985-present). Chairman, Schafer Cullen Capital Management,
                                                            Inc. (1983-present). President, Chubb Equity Managers, Inc. (1992-1996).

Gail P. Seneca (43)                  Senior Vice            President, Chief Executive and Chief Investment Officer, Seneca Capital
909 Montgomery Street                President              Management, LLC (1996-present). Chief Executive and Investment Officer,
San Francisco, CA 94133                                     and a managing general partner, GMG/Seneca Capital Management, LLC
                                                            (1989-present). President and a Trustee, Seneca Funds (1996-present).
                                                            Senior Vice President, The Phoenix Edge Series Fund (1998-present).

James D. Wehr (41)                   Senior Vice            Managing Director, Fixed Income (1996-present), Vice President
                                     President              (1991-1996), Phoenix Investment Counsel, Inc. Managing Director, Fixed
                                                            Income (1996-present), Vice President (1993-1996), National Securities &
                                                            Research Corporation. Senior Vice President, Phoenix Multi-Portfolio
                                                            Fund, Phoenix Series Fund, The Phoenix Edge Series Fund, Phoenix
                                                            California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional
                                                            Mutual Funds, Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.,
                                                            Phoenix Multi-Sector Short Term Bond Fund, Phoenix Income and Growth
                                                            Fund and Phoenix Strategic Allocation Fund (1997-present). Senior Vice
                                                            President and Chief Investment Officer, Duff & Phelps Utilities Tax-Free
                                                            Income Inc. (1997-present). Vice President, Phoenix Multi-Portfolio Fund
                                                            (1988-1997), Phoenix Series Fund (1990-1997), The Phoenix Edge Series
                                                            Fund (1991-1997), Phoenix California Tax Exempt Bonds, Inc. (1993-1997)
                                                            and Phoenix Duff & Phelps Institutional Mutual Funds (1996-1997).
                                                            Managing Director, Public Fixed Income, Phoenix Home Life Insurance
                                                            Company (1991-1995).

Hugh Young (40)                      Senior                 Senior Vice President, Phoenix-Aberdeen Series Fund and The Phoenix Edge
Aberdeen Asset Managers LTD          Vice President         Series Fund (1996-present). Director, Phoenix-Aberdeen International
88A Circular Road                                           Advisors, LLC. Far East Investment Director, Aberdeen Asset Management
Singapore 049439                                            Asia Limited (1988-present). Managing Director, Aberdeen Asset
                                                            Management Asia Limited (1992-present). Director, Abtrust Asian Smaller
                                                            Companies Investment Trust plc (1995-present), Abtrust New Dawn
                                                            Investment Trust plc (1989-present), Abtrust Emerging Asia Investment
                                                            Trust Limited (1990-present), JF Philippine Fund Inc. and Apollo Tiger.


    No person listed in the foregoing table has any immediate family relationship with any other person listed in the table.


    At December 31, 1999, the former Trustees and officers as a group owned none of the then outstanding shares of the Fund.

    The Trustees are paid an annual retainer of $12,000 plus a fee of $2,000 for each meeting attended. In addition, members of the Audit and Nominating Committees are paid a fee of $2,000 for each meeting attended. Also Trustees are reimbursed for expenses incurred in connection with meeting attendance. For services rendered to the fund during the fiscal year ended December 31, 1999, the Trustees received an aggregate $25,000 from the fund as Trustee Fees. The trustees became trustees on November 22, 1999 following election by shareholders.



    Trustee costs are allocated equally to each of the Series of the Funds within the Fund complex. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund.

CONTROL PERSONS
    The shares of each of the Series are owned by one or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance products or by the general account of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The table below shows the percentage ownership of each Series held by each separate or general account.

--------------------------------------------------------------------------------------------------------------------------------
                                                    PHOENIX HOME
                                                       LIFE                         PHOENIX HOME
                                     PHOENIX HOME     VARIABLE       PHL VARIABLE   LIFE VARIABLE       PHOENIX HOME LIFE
                                     LIFE GENERAL     UNIVERSAL      ACCUMULATION   ACCUMULATION   SEPARATE  SEPARATE   SEPARATE
SERIES                                ACCOUNT       LIFE ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT B ACCOUNT C  ACCOUNT D
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Aberdeen International                           26.0%           11.8%         62.2%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia                 20.1%          16.8%           26.8%         36.3%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate         8.7%           12.6%           33.1%         45.6%
Securities
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                          20.7%           14.3%         64.5%          0.2%       0.2%      0.1%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty              11.2%          16.7%           40.4%         31.7%
--------------------------------------------------------------------------------------------------------------------------------
hoenix-Federated U.S. Government
Bond Series
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                             18.5%           30.2%         51.3%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector                             11.1%           32.7%         56.2%
Fixed Income
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                           20.1%           43.5%         36.4%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research                             24.6%           32.0%         43.4%
Enhanced Index
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced                                10.6%           16.8%         72.6%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income          4.2%           10.8%           41.7%         43.3%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                    13.4%           13.6%         73.0%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schaefer Mid-Cap Value            19.6%          17.0%           32.0%         31.4%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth             25.9%          16.1%           30.0%         28.0%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                           12.3%           36.8%         50.9%

--------------------------------------------------------------------------------------------------------------------------------

    PHL Variable Insurance Company is an indirect, wholly-owned subsidiary of Phoenix which is, in turn, the controlling entity of each Series.

    No shares of any Series is held by any officer or director of the Fund or any advisor or subadvisor.

THE INVESTMENT ADVISORS
--------------------------------------------------------------------------------
    The Fund has entered into Investment Advisory Agreements ("Agreements") with Phoenix Investment Counsel, Inc. ("PIC"), DPIM, Phoenix Variable Advisors, Inc. ("PVA") and Phoenix-Aberdeen International Advisors, LLC ("PAIA").

    Phoenix is in the business of writing ordinary and group life and health insurance and annuities. Phoenix Equity Planning Corporation ("PEPCO") performs bookkeeping and pricing and administrative services for the Fund. It also provides bookkeeping and pricing services to other investment companies advised by PIC and its affiliates. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix, PVA and PAIA are located at One American Row, Hartford, Connecticut 06102-5056 and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

INVESTMENT ADVISORS

    The Fund's investment advisors to all Series, except the Phoenix-Duff & Phelps Real Estate Securities and Phoenix-Aberdeen New Asia Series are PIC and PVA. All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Phoenix owns a controlling interest in PXP. PEPCO also performs bookkeeping, pricing and administrative services for the Fund.

    In addition to the Fund, PIC serves as investment advisor to the Phoenix-Oakhurst Strategic Allocation Fund, Inc. Phoenix Strategic Equity Series Fund (all series other than Equity Opportunities Series), Phoenix Duff & Phelps Institutional Mutual Funds (all portfolios other than the Phoenix-Duff & Phelps Real Estate Securities Equity Securities Portfolio, Core Equity Portfolio and the Enhanced Reserves Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97 and Phoenix Multi-Portfolio Fund (all portfolios other than the Real Estate Securities Portfolio) and as subadvisor to Sun America Series Trust. PIC also serves as subadvisor to the Phoenix-Aberdeen New Asia Series. PIC was originally organized in 1932 as John
P. Chase, Inc. As of December 31, 1999, PIC has approximately $25.7 billion in assets under management.

    PVA, a wholly owned subsidiary of Phoenix, began serving as an investment advisor to the Fund in 1999 and delegates certain investment decisions and research functions to subadvisors with respect to the following series:
Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-Schafer Mid-Cap Value. As of December 31, 1999, PVA has approximately $166.8 million in assets under management.

    Bankers Trust Company ("Bankers Trust") serves as subadvisor to the Phoenix-Bankers Trust Dow 30 Series. Bankers Trust, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is an indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"), and has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. Deutsche Bank is split into 5 business divisions, including Deutsche Asset Management which encompasses the investment management capabilities of Bankers Trust. At December 31, 1999, Deutsche Asset Management has $580 billion in assets under management globally and in the U.S. Deutsche Asset Management is responsible for $287 billion in client assets.

    J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("JPM & Co."), serves as subadvisor to the Phoenix-J.P. Morgan Research Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984. JPM & Co., through J.P. Morgan and its other investment management subsidiaries, had approximately $349 billion in assets under management as of December 31, 1999.

    Janus Capital Corporation ("Janus") is the investment subadvisor to the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series and is located at 100 Fillmore Street, Denver, Colorado 80206. Janus began serving as an investment advisor to an investment company in 1970 and currently serves as investment advisor to all of the Janus retail funds, acts as subadvisor for a number of private label mutual funds and provides separate account advisory services for institutional accounts. As of December 31, 1999, Janus had $248.8 billion under management.

    Roger Engemann & Associates ("Engemann") serves as subadvisor to the Phoenix-Engemann Nifty Fifty Series. Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of PD&P. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 1999, Engemann had approximately $10.9 billion in assets under management.

    Morgan Stanley Asset Management ("MSAM"), is the investment subadvisor to the Phoenix-Morgan Stanley Focus Equity Series and has its principal offices at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc., but continues to do business in certain instances using the name Morgan Stanley Asset Management. MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("MSDW") is the direct parent of MSAM. MSAM is a global financial services firm that maintains leading market positions in each of its 3 primary businesses -- securities, asset management and credit services. At December 31, 1999, MSAM, together with its affiliated institutional asset management companies, managed assets of approximately $184.4 billion, including assets under fiduciary advice.

    Seneca Capital Management, LLC serves as subadvisor to the Phoenix-Seneca Mid-Cap Growth Series. PD&P owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 1999, Seneca had approximately $9.2 billion in assets under management.

    Schafer Capital Management, Inc. ("Schafer"), serves as subadvisor to the Phoenix-Schafer Mid-Cap Value Series. Schafer's principal place of business is located at 101 Carnegie Center, Suite 107, Princeton, New Jersey. Schafer has been engaged in the investment management business since 1981, specializing in long-term investing in the equity markets. As of December 31, 1999, Schafer had approximately $607 million in assets under management.

    The offices of Duff & Phelps Investment Management Co. ("DPIM") are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. DPIM also serves as investment advisor to the Core Equity Fund of Phoenix Equity Series Fund, the Enhanced Reserves, Core Equity and Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund and three closed-end funds: Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. The investment advisor at inception of the Phoenix-Duff & Phelps Real Estate Securities Series was Phoenix Realty Securities, Inc. ("PRS" or "Advisor") PRS is a wholly-owned indirect subsidiary of Phoenix Home Life. On March 2, 1998, DPIM purchased the management rights for the Series from PRS and PRS's contract was assigned to DPIM. As of December 31, 1999, DPIM had approximately $15.6 billion in assets under management.

    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Fund Managers, Inc. has its principal offices located at One Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. PAIA serves as investment advisor to the Phoenix-Aberdeen New Asia Series and as subadvisor to the Phoenix-Aberdeen International Series. PAIA also serves as investment advisor to the Phoenix-Aberdeen Series. Aberdeen Fund Managers, Inc. also serves as subadvisor for the Phoenix-Aberdeen New Asia Series and Phoenix-Aberdeen Series Fund. As of December 31, 1999, PAIA had approximately $60.9 million in assets under management.

    Aberdeen Asset Management was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 1999, Aberdeen Asset Management, and its advisory subsidiaries, had approximately $29.97 billion in assets under management.


    Simon Tan, President and Trustee of the Fund, is a director and officer of PVA. Michael Haylon, an officer of the Trust, is a director and officer of PIC and also an officer of DPIM. David L. Albrycht, Christian Bertelsen, Steven L. Colton, J. Roger Engemann, James E. Mair, Julie Sapia, John S. Tilson, James D. Wehr, David K. Schafer and Gail P. Seneca, officers of the Trust, are officers of PIC. Michael Schatt, an officer of the Trust, is also an officer of DPIM. Hugh Young, an officer of the Trust, is also an officer and director of PAIA.


    The Agreements provide that each Advisor shall furnish continuously, at its own expense, an investment program for each of the Series, subject at all times to the supervision of the Trustees. They also provide that all costs and expenses not specifically enumerated as payable by the Advisors shall be paid by the Fund or by Phoenix, PHL Variable and PLAC. The Advisors or Phoenix, PHL Variable and PLAC have agreed to reimburse the Fund for certain operating expenses for all Series. Each Series (except the Phoenix-Aberdeen International, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Goodwin Strategic Theme, Phoenix-Aberdeen New Asia, Phoenix-J.P. Morgan Research Enhanced Index and Phoenix-Seneca Mid-Cap Growth Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total average net assets. The Phoenix-Aberdeen International, Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Goodwin Strategic Theme, Phoenix-Aberdeen New Asia, Phoenix-J.P. Morgan Research Enhanced Index and

Phoenix-Seneca Mid-Cap Growth Series pay total operating expenses other than the management fee up to .40%, .25%, .25%, .25%, .10%, and .25%, respectively, of its total average net assets. Expenses above these limits are paid by the Advisors, Phoenix, PHL Variable or PLAC.


    The Agreements also provide that the Advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (including the Advisor's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation.

    To the extent that any expenses are paid by the Fund, they will be paid by the Series incurring them or, in the case of general expenses, may be charged among the Series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Advisors, Phoenix, PHL Variable or PLAC) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund, Phoenix, PHL Variable or PLAC also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The Investment Advisory Agreements provide that the Advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisors in the performance of its duties thereunder.

    The Investment Advisory Agreements also provide that, as full compensation for the services and facilities furnished to the Fund, the advisors shall be compensated as follows:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------
                       RATE FOR     RATE FOR       RATE FOR
                         FIRST        NEXT        EXCESS OVER
SERIES               $250,000,000  $250,000,000  $500,000,000
------               ------------  ------------  -------------
Phoenix-Goodwin
Money Market.........      .40%         .35%          .30%

Phoenix-Goodwin
Multi-Sector Fixed
Income...............      .50%         .45%          .40%

Phoenix-Oakhurst
Balanced.............      .55%         .50%          .45%

Phoenix-Oakhurst
Strategic Allocation.      .60%         .55%          .50%

Phoenix-Engemann
Capital Growth.......      .70%         .65%          .60%

Phoenix-Aberdeen
International........      .75%         .70%          .65%

Phoenix-Seneca
Strategic Theme .....      .75%         .70%          .65%

Phoenix-Engemann
Nifty Fifty..........      .90%         .85%          .80%

Phoenix-Oakhurst
Growth and Income ...      .70%         .65%          .60%

Phoenix-Hollister
Value Equity.........      .70%         .65%          .60%


                PHOENIX INVESTMENT COUNSEL, INC.
                --------------------------------
SERIES
-------
Phoenix-Seneca Mid-Cap     .80%
Growth..............


          PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
          ---------------------------------------------
SERIES
------
Phoenix-Aberdeen          1.00%
New Asia.............


                 PHOENIX VARIABLE ADVISORS, INC.
                 -------------------------------
SERIES
-------

Phoenix-J.P. Morgan
Research
Enhanced Index......       .45%


Phoenix-Bankers Trust
Dow.................       .35%

Phoenix-Federated U.S.
Government Bond
Series..............       .60%

Phoenix-Janus Equity
Income Series.......       .85%

Phoenix-Janus Flexible
Income Series.......       .80%

Phoenix-Janus Growth
Series..............       .85%

Phoenix-Morgan Stanley
Focus Equity Series.       .85%

Phoenix-Schafer
Mid-Cap Value ......      1.05%


            DUFF & PHELPS INVESTMENT MANAGEMENT CO.
            ----------------------------------------
                                                             RATE FOR
                        RATE FOR FIRST    RATE FOR NEXT     EXCESS OVER
SERIES                   $1,000,000,000   $1,000,000,000   $2,000,000,000
------                  ---------------   --------------   --------------
Phoenix-Duff & Phelps
Real Estate Securities       .75%             .70%              .65%

    The amounts payable to the advisors shall be based upon the average of the values of the net assets of the Fund as of the close of business each day. There can be no assurance that the Fund will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

    The Investment Advisory Agreements continue in force from year to year for all Series, provided that, with respect to each Series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.


    Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the Phoenix-Engemann Capital Growth and Phoenix-Engemann Nifty Fifty Series to Engemann, with respect to Phoenix-Seneca Mid-Cap Growth and Phoenix-Seneca Strategic Theme Series to Seneca, and with respect to Phoenix-Schafer Mid-Cap Value Series to Schafer for which they are paid a fee by PIC. In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of .25% of the average aggregate daily net asset values of the Phoenix-J.P. Morgan Research Enhanced Index Series up to $100 million and .20% of such value in excess of $100 million. Pursuant to the subadvisory agreement between the Fund and Engemann, Engemann is paid a monthly fee at the annual rate of .45% of the average aggregate daily net asset values of the Phoenix-Engemann Nifty Fifty Series up to $250,000,000, .45% of such values between $250,000,000 and $500,000,000, and .40% of such values in excess of $500,000,000. Pursuant to the subadvisory agreement between the Fund and Seneca, Seneca is paid a monthly fee at the annual rate of .40% of the average aggregate daily net asset values of the Phoenix-Seneca Mid-Cap Growth Series. In accordance with the subadvisory agreement between the Fund and Schafer, Schafer is paid a monthly fee at the annual rate of .85% of the average aggregate daily net asset values of the Phoenix-Schafer Mid-Cap Value Series up to $175 million and .80% of such value in excess of $175 million.

    Pursuant to a subadvisory agreement with each relevant investment subadvisor, PVA delegates certain investment decisions and research functions with respect to the Phoenix-J.P. Morgan Research Enhanced Index Series to J.P. Morgan, with respect to the Phoenix-Bankers Trust Dow 30 Series to Bankers Trust, with respect to Phoenix-Federated U.S. Government Bond Series to Federated Investment, with respect to the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series to Janus Capital, and with respect to Phoenix-Morgan Stanley Focus Equity Series to MSAM, for which each is paid a fee by PVA. Pursuant to the subadvisory agreement between the Fund and Bankers Trust, Bankers Trust is paid a monthly fee at the annual rate of 0.10% of the average aggregate daily net assets of the Phoenix-Bankers Trust Dow 30 Series, subject to a $100,000 annual minimum. In accordance with the subadvisory agreement between the Fund and Federated Investment, Federated is paid a monthly fee at the annual rate of 0.30% of the average aggregate daily assets of the Phoenix-Federated U.S. Government Bond Series up to $25 million, 0.25% on the next $25 million and 0.20% on the next $50 million. The fee is negotiable on amounts over $50 billion. Pursuant to the subadvisory agreement between the Fund and Janus Capital, Janus Capital is paid a monthly fee at the annual rate of 0.55% of the average aggregate daily assets of each of (calculated separately, not in the aggregate) the Phoenix-Janus Equity Income Series, the Phoenix-Janus Flexible Income Series and the Phoenix-Janus Growth Series up to $100 million, 0.50% of such values between $100 million and $500 million, and 0.45% of such values in excess of $500 million. In accordance with the subadvisory agreement between PVA and MSAM, MSAM is paid a monthly fee at the annual rate of 0.55% of the average aggregate daily assets of the Phoenix-Morgan Stanley Focus Equity Series up to $150 million, 0.45% of such value between $150 million and $300 million, and 0.40% of such value in excess of $300 million.

    The subadvisory agreements relating to the Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Seneca Strategic Theme, Phoenix-Schafer Mid-Cap Value, Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series provide, among other things, that J.P. Morgan, Engemann, Seneca, Schafer, Bankers Trust, Federated Investment, Janus Capital and MSAM shall effectuate the purchase and sales of securities for the applicable Series and provide related advisory services.


    For providing research and other domestic advisory services to the Phoenix-Aberdeen New Asia Series, PAIA pays to PIC a monthly subadvisory fee at an annual rate equivalent to .30% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions and providing research and other services to the Series, PAIA also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to .40% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions, providing research and other services with regard to i.e. investments in particular geographic areas, Aberdeen Fund Managers, Inc.

shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited for which such entities shall be paid a fee by Aberdeen Fund Managers, Inc.

CUSTODIAN
--------------------------------------------------------------------------------

    The securities and cash of the Phoenix-Goodwin Multi-Sector Fixed Income and Phoenix-Goodwin Money Market are held by The Chase Manhattan Bank, N.A. under the terms of a custodian agreement. The address for The Chase Manhattan Bank, N.A., is 1 Chase Manhattan Plaza, Floor 13B, New York, NY 10081. The securities and cash of the Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series are held by Brown Brothers Harriman & Co. under the terms of a custodian agreement. The address for Brown Brothers Harriman & Co. is 40 Water Street, Boston, Massachusetts 02109, Attention: Manager, Securities Department. The securities and cash of the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Oakhurst Balanced, Phoenix-Oakhurst Growth and Income, Phoenix-Oakhurst Strategic Allocation, Phoenix-Hollister Value Equity, Phoenix-Engemann Capital Growth, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Seneca Strategic Theme, Phoenix-Schafer Mid-Cap Value, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-J.P. Morgan Research Enhanced Index Series are held by State Street Bank and Trust Company, located at 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171. The Fund permits the Custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The use of foreign custodians and foreign central depositories has been authorized by the Board of Trustees of the Fund if certain conditions are met.


FOREIGN CUSTODIAN
--------------------------------------------------------------------------------
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
    The Fund's financial statements are audited by PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.

FINANCIAL AGENT
    Under a Financial Agent Agreement, PEPCO acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate per each $1,000,000 of $600. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC a fee. While PEPCO has delegated certain responsibilities to PFPC, PEPCO retains full responsibility for the performance of all duties of financial agent.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
    In effecting portfolio transactions for the Fund, the advisors and subadvisors, adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The advisors or subadvisors may cause a Series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisors or subadvisors determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts and research services may benefit both the Series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the Series.

    If the securities in which a particular Series of the Fund invests are traded primarily in the over-the-counter market, where possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.


    For the fiscal years ended December 31, 1997, 1998, and 1999 brokerage commissions paid by the Series on portfolio transactions totaled $10,220,704, $4,487,103 and $4,927,539 respectively. None of such commissions was paid to a broker who was an affiliated person of the Series or an affiliated person of such a person or, to the knowledge of the Series, to a broker an affiliated person of which was an affiliated person of the Fund or the advisor or subadvisor. Total brokerage commissions paid during the fiscal year ended December 31, 1999 included brokerage commissions of $2,014,022 on portfolio transactions aggregating $2,070,932,863 executed by brokers who provided research and other statistical and factual information.

    It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment adviser or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When 2 or more Series advised by the advisors or subadvisors are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the Series in a manner equitable to each Series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Series is concerned. In other cases, however, it is believed that the ability of the Series to participate in volume transactions will produce better executions for the Series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the Series outweighs the disadvantages that may be said to exist from simultaneous transactions.


    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the Series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor's or subadvisor's, as applicable, accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment.

DETERMINATION OF NET ASSET VALUE
--------------------------------
    The net asset value per share of each Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    A security that is listed or traded on more than one exchange is valued at the quotation on the NYSE determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

INVESTING IN THE FUND
--------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, contractowners and policyowners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a Variable Accumulation Annuity Contract or a Variable Universal Life Insurance Policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the Subaccounts corresponding to the Series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges which may be assessed under the contracts or policies are described in the accompanying prospectus, as are other charges.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the accompanying prospectus.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the Commission) exists, or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
--------------------------------------------------------------------------------
    As stated in the prospectus, it will be the policy of the Fund and of each Series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the accompanying prospectus for the Account.

DISCLAIMER
--------------------------------------------------------------------------------
    "Dow Jones," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Bankers Trust Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

    This Series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the Series or to any member of the public regarding the advisability of investing in securities generally or in this Series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the Series. Dow Jones has no obligation to take the needs of Fund or the investors in the Series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Series to be issued or in the determination or calculation of the equation by which shares of the Series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Series.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 1999 are contained in the Fund's annual report and are incorporated herein by reference. The annual report is available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the Fund's financial statements to every contractowner or policyowner having an interest in the accounts.

                          THE PHOENIX EDGE SERIES FUND
                            PART C--OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
      (a)  Financial Statements.
          1. Condensed Financial Information is included in Part A of the Registration Statement.


          2. Financial Statements and Notes, thereto, are included in the Annual Report to Shareholders for the period ended December 31, 1998, filed via Edgar with Form NSAR-B on February 29, 2000.


       (b)  Exhibits:
          1. Declaration of Trust of the Registrant dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

          1.1 Amendment to Declaration of Trust, establishing the International Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          1.2 Amendment to Declaration of Trust, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          1.3 Amendment to Declaration of Trust, establishing the Balanced Series, filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          1.4 Amendment to Declaration of Trust, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          1.5 Amendment to Declaration of Trust, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

          1.6 Amendment to Declaration of Trust, changing the name of the Series currently designated "Bond Series" to the "Multi-Sector Fixed Income Series," filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

          1.7 Amendment to Declaration of Trust, establishing the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

          1.8 Amendment to Declaration of Trust, establishing the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

          1.9 Amendment to Declaration of Trust, establishing five new Series filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

          1.10 Amendment to Declaration of Trust, establishing six new Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

          1.11 Amendment to Declaration of Trust, changing names of five Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

          2.   Not Applicable.

          3.   Not Applicable.

          4.   Not Applicable.

          5. Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. covering the Balanced, Bond, Growth, Money Market, Total Return and International Series, filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          5.1 Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix Real Estate Securities Series, dated February 28, 1995 and assigned March 2, 1998 to Duff & Phelps Investment Management Co., filed with Post-Effective Amendment No. 13, on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          5.2 Form of Investment Advisory Agreement between Registrant and Phoenix-Aberdeen International Advisors, LLC, covering the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

          5.3 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Aberdeen Fund Managers, Inc. covering Aberdeen New Asia Series filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

          5.4 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Phoenix Investment Counsel, Inc. covering Aberdeen New Asia Series filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

          5.5 Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., covering the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

          5.6 Form of Subadvisory Agreement among Registrant, Phoenix Investment Counsel, Inc. and J. P. Morgan Investment Management, Inc., covering the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

          5.7 Form of Subadvisory Agreement among the Registrant, Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co., covering the Phoenix Real Estate Securities Series, filed via Edgar with Post-Effective Amendment No. 23 on December 12, 1997.

          5.8 Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., covering the Engemann Nifty Fifty, Seneca Mid-Cap Growth, Phoenix Income and Growth, Phoenix Value Equity and Schafer Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

          5.9 Form of Investment Subadvisory Agreement among the Registrant, Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Seneca Capital Management, LLC and Schafer Capital Management, Inc., filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

          5.10 Form of Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc., covering the Phoenix-Bankers Trust Dow 30 Series, the Phoenix-Federated U.S. Government Bond Series, the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth Series, the Phoenix-Morgan Stanley Focus Equity Series, the Phoenix Research Enhanced Index Series, and the Phoenix-Schafer Mid-Cap Value Series, filed via Edgar herewith.

          5.11 Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc., covering the Phoenix-Bankers Trust Dow 30 Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

          5.12 Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc. and Federated Investment Management Company, covering the Phoenix-Federated U.S. Government Bond Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

          5.13 Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc. and Janus Capital Corporation, covering the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income Phoenix Janus Growth Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

          5.14 Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc. and Morgan Stanley Investment Management, Inc., covering the Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

          5.15 Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc. and J.P. Morgan Investment Management, Inc., covering the Phoenix Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

          5.16 Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc. and Schafer Capital Management, Inc., covering the Schafer Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

          6.   Not Applicable.

          7.   Not Applicable.

          8. Form of Custodian Agreement between Registrant and The Chase Manhattan Bank, NA covering the International Series, filed with Post-Effective Amendment No. 4 on March 13, 1990 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          8.1 Form of Amendment to Custodian Agreement covering International, Money Market, Growth, Multi-Sector Fixed Income, Strategic Income and Balanced Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          8.2 Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the International and Asia Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          8.3 Form of Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 1, 1997 covering the Real Estate Securities and Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 23 on December 12, 1997.

          9.1 Form of Transfer Agency Agreement, filed with original Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          9.2 Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996 filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          9.3 First Amendment to Financial Agent Agreement effective February 27, 1998 filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

          10. Opinion and Consent of Counsel covering shares of the International, Multi-Sector Fixed Income, Growth, Money Market, Balanced and Strategic Allocation Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          10.1 Opinion and Consent of Counsel covering shares of the Real Estate Securities Series, filed with Post-Effective Amendment No. 13 on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

          10.2 Opinion and Consent of Counsel covering shares of the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

          10.3 Opinion and Consent of Counsel covering shares of the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

          10.4 Opinion and Consent of Counsel covering shares of the Research Enhanced Index Series filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

          10.5 Opinion and Consent of Counsel covering shares of the Engemann Nifty Fifty, Seneca Mid-Cap Growth, Phoenix Growth & Income, Phoenix Value Equity and Schafer Mid-Cap Value Series filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

          10.6 Opinion and Consent of Counsel covering shares of the Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

          10.7 Consent of Edwin L. Kerr, Counsel, filed herewith.

          11. Written Consent of PricewaterhouseCoopers LLP, filed via Edgar herewith.


          12.  Not Applicable.

          13.  Not Applicable.

          14.  Not Applicable.

          15.  Not Applicable.

          16.  Not Applicable.

          17. Powers of Attorney, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT The following diagram illustrates the Registrant's place in the organizational structure:

(GRAPHIC OMITTED)

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                               NUMBER OF RECORD HOLDERS
          TITLE OF CLASS                                         AS OF MARCH 31, 2000
          ---------------                                        --------------------
          Phoenix-Aberdeen International Series                           5
          Phoenix-Aberdeen New Asia Series                                6
          Phoenix-Bankers Trust Dow 30 Series                             6
          Phoenix-Duff & Phelps Real Estate Securities Series             5
          Phoenix-Engemann Capital Growth Series                          8
          Phoenix-Engemann Nifty Fifty Series                             5
          Phoenix-Federated U.S. Government Bond Series                   6
          Phoenix-Goodwin Money Market Series*                            5
          Phoenix-Goodwin Multi-Sector Fixed Income Series                5
          Phoenix-Hollister Value Equity Series                           5
          Phoenix-J.P. Morgan Research Enhanced Index Series              6
          Phoenix-Janus Equity Income Series                              6
          Phoenix-Janus Flexible Income Series                            6
          Phoenix-Janus Growth Series                                     6
          Phoenix-Morgan Stanley Focus Equity Series                      6
          Phoenix-Oakhurst Balanced Series                                5
          Phoenix-Oakhurst Growth and Income Series                       5
          Phoenix-Oakhurst Strategic Allocation Series                    5
          Phoenix-Schafer Mid-Cap Value Series                            6
          Phoenix-Seneca Mid-Cap Growth Series                            6
          Phoenix-Seneca Strategic Theme Series                           5


    -----------
    *Phoenix Mutual Life Insurance Company purchased 1 share of the Phoenix-Goodwin Money Market Series at a price of $10 per share on February 18, 1986.

 ITEM 27. INDEMNIFICATION
    The Declaration of Trust provides that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    See "Management of the Fund" in the Prospectus and "Management of the Fund" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File Nos. 801-5995 for Phoenix Investment Counsel Inc.; 801-52167 for Phoenix-Aberdeen International Advisors, LLC; 801-14813 for Duff & Phelps Investment Management Co.; 801-56484 for Phoenix Variable Advisors, Inc.) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


ITEM 29.  PRINCIPAL UNDERWRITERS
          Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          Phoenix Home Life Mutual Insurance Company
          One American Row, P.O. Box 5056
          Hartford, Connecticut 06102-5056
          and
          101 Munson Street
          P.O. Box 942
          Greenfield, Massachusetts 01302-0942


ITEM 31.  MANAGEMENT SERVICES
    All management-related service contracts are discussed in Part A or B of this Registration Statement.

                                 SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and the State of Connecticut on the 28th April, 2000.

                                          THE PHOENIX EDGE SERIES FUND

Attest:   /s/ Edwin L. Kerr               By: /s/ Simon Y. Tan
         -------------------                  --------------------
            Edwin L. Kerr                         Simon Y. Tan
         Assistant Secretary                      President

    Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on this 28th day of April, 2000.

                  SIGNATURE                         TITLE
                  ---------                         -----


------------------------------------------         Trustee
               Frank M. Ellmer


------------------------------------------         Trustee
                John Fabian

                                                   Treasurer
------------------------------------------         (Principal Financial
               Nancy G. Curtiss                    and Accounting Officer)

------------------------------------------         Trustee
                Eunice Groak


------------------------------------------         Trustee
               John R. Mallin

------------------------------------------         Trustee
             Timothy P. Shriver


----------------------------------------------     Trustee and President
                Simon Y. Tan                      (Principal Executive Officer)





By:  /s/ Simon Y. Tan
    -------------------------
*Simon Y. Tan, pursuant to powers of attorney filed previously.


                                      S-1